UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Williams Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

FRANK T. MACINNIS

CHAIRMAN OF THE BOARD

Dear Williams Stockholders:

You are cordially invited to attend the 2014 annual meeting of stockholders of The Williams Companies, Inc. The meeting will be held on Thursday, May 22, 2014, in the Williams Resource Center Theater, One Williams Center, Tulsa, Oklahoma, at 2:00 p.m., Central Daylight Time. We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

The notice of the annual meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the annual meeting. Also at the annual meeting we will provide a report on our operations, followed by a question-and-answer and discussion period.

For security reasons, briefcases, backpacks, and other large bags are not permitted in the theater. All such items can be checked with security upon arrival at the theater.

I know that most of our stockholders are unable to attend the annual meeting in person. However, it is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, you can be sure your shares are represented by promptly voting and submitting your proxy by phone, by Internet, or by completing, signing, dating, and returning your proxy card in the enclosed postage-paid envelope.

Thank you for your continued interest in our Company.

Very truly yours,

Frank T. MacInnis
Chairman of the Board

April 11, 2014

PROPOSAL 3 — APPROVAL OF THE AMENDMENT TO THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN	72
PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	75
PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	76
INCORPORATION BY REFERENCE	77
WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION	77

APPENDIX A — THE WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN

APPENDIX B — THE WILLIAMS COMPANIES, INC. AMENDED AND RESTATED 2007 EMPLOYEE STOCK PURCHASE PLAN

THE WILLIAMS COMPANIES, INC.

One Williams Center

Tulsa, Oklahoma 74172

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 22, 2014

Details for the annual meeting of stockholders of The Williams Companies, Inc. are below:

TIME	2:00 p.m., Central Daylight Time, on Thursday, May 22, 2014

PLACE	Williams Resource Center Theater, One Williams Center, Tulsa, Oklahoma 74172

ITEMS OF BUSINESS	1. To elect the 12 director nominees identified in this proxy statement each for a one-year term;
2. To approve the amendment to The Williams Companies, Inc. 2007 Incentive Plan;
3. To approve the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan;
4. To ratify the appointment of Ernst & Young LLP as our independent auditors for 2014;

5. To conduct an advisory vote on executive compensation; and

6. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

RECORD DATE	You can vote and attend the annual meeting if you were a stockholder of record at the close of business on April 1, 2014.

ANNUAL REPORT	Our 2013 annual report, which includes a copy of our annual report on Form 10-K, accompanies this proxy statement.

VOTING	Even if you intend to be present at the annual meeting, please promptly vote in one of the following ways so that your shares of common stock may be represented and voted at the annual meeting:

1. Call the toll-free telephone number shown on the proxy card;

2. Vote via the Internet on the website shown on the proxy card; or

3. Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 22, 2014:

The annual report and proxy statement are available at www.edocumentview.com/wmb.

By order of the Board of Directors,

Sarah C. Miller
Corporate Secretary

Tulsa, Oklahoma

April 11, 2014

THE WILLIAMS COMPANIES, INC.

One Williams Center

Tulsa, Oklahoma 74172

PROXY STATEMENT

GENERAL

We are providing this proxy statement as part of a solicitation by the Board of Directors (the “Board”) of The Williams Companies, Inc. for use at our 2014 annual meeting of stockholders and at any adjournment or postponement thereof. We will hold the meeting in the Williams Resource Center Theater, One Williams Center, Tulsa, Oklahoma, 74172 on Thursday, May 22, 2014, at 2:00 p.m., Central Daylight Time.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. This proxy statement and our 2013 annual report are available at www.edocumentview.com/wmb, which does not have “cookies” that identify visitors to the site.

We expect to mail this proxy statement and accompanying proxy card to stockholders beginning on April 11, 2014.

Unless the context otherwise requires, all references in this proxy statement to “Williams,” the “Company,” “we,” “us,” and “our” refer to The Williams Companies, Inc. and its consolidated subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these materials?

A:

You are receiving these materials because, at the close of business on April 1, 2014 (the “Record Date”), you owned shares of Williams common stock. All stockholders of record on the Record Date are entitled to attend and vote at the annual meeting. Each stockholder will have one vote on each matter for every share of common stock owned on the Record Date. On the Record Date, we had 685,418,526 shares of common stock outstanding. (The shares held in our treasury are not considered outstanding and will not be voted or considered present at the meeting.)

Q:	What information is contained in this proxy statement?

A:

This proxy statement includes information about the nominees for director and other matters to be voted on at the annual meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer, and the three other most highly compensated officers (collectively referred to as our “Named Executive Officers” or “NEOs”); describes the compensation of our directors; and provides certain other information required under SEC rules.

Q:	What matters can I vote on?

A:	You can vote on the following matters:

•	election of our 12 directors, each for a one-year term;

•	approval of the amendment to The Williams Companies, Inc. 2007 Incentive Plan;

•	approval of the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan;

•	ratification of the appointment of Ernst & Young LLP as our independent auditors for 2014;

•	an advisory vote on executive compensation; and

•	any other business properly coming before the annual meeting.

In the election of directors, you may vote FOR or AGAINST each individual nominee or indicate that you wish to ABSTAIN from voting on one or more nominee. For the amendment to The Williams Companies, Inc. 2007 Incentive Plan, the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, ratification of Ernst & Young LLP as independent auditors, and the advisory vote on executive compensation, you may vote FOR or AGAINST the respective matter, or you may indicate that you wish to ABSTAIN from voting on the matter.

We are not aware of any matter to be presented at the annual meeting that is not included in this proxy statement. However, your proxy authorizes the persons named on the proxy card to take action on additional matters that may properly arise. These individuals will exercise their best judgment to vote on any other matter, including a question of adjourning the annual meeting. All votes are confidential unless disclosure is legally necessary.

Q:	How does the Board recommend that I vote on each of the matters?

A:

FOR ITEMS 1-5: The Board recommends that you vote FOR each of the director nominees, FOR the amendment to The Williams Companies, Inc. 2007 Incentive Plan, FOR the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, FOR the ratification of Ernst & Young LLP as our independent auditors for 2014, and FOR the approval, on an advisory basis, of the Company’s executive compensation.

Q.	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A.

If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are a stockholder of record, and the Company’s proxy materials, including a proxy card, were sent to you directly by Computershare.

If you hold your shares with a broker or in an account at a bank, then you are a beneficial owner of shares held in “street name.” The Company’s proxy materials were forwarded to you by your broker or bank, who is considered the stockholder of record for purposes of voting at the annual meeting. Your broker or bank should also have provided you with instructions for directing the broker or bank how to vote your shares.

Q:	How do I vote if I am a stockholder of record?

A:	As a stockholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the annual meeting.

Q:	How do I vote if I am a beneficial owner?

A:

As the beneficial owner, you have the right to direct your broker or bank how to vote your shares by following the instructions sent to you by your broker or bank. You will receive proxy materials and voting instructions for each account you have with a broker or bank. As a beneficial owner, if you wish to change the directions you have provided your broker or bank, you should follow the instructions sent to you by your broker or bank.

As a beneficial owner, you are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker or bank giving you the right to vote the shares.

Q.	Will my shares held in street name be voted if I do not tell my broker or bank how I want them voted?

A.

Under the rules of the New York Stock Exchange (“NYSE”), if you are a beneficial owner, your broker or bank only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Ernst & Young LLP as our independent auditors is considered a routine matter. However, the election of directors, the amendment to The Williams Companies, Inc. 2007 Incentive Plan, the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, and the advisory vote on executive compensation are not considered routine matters. Accordingly, your broker or bank will not be permitted to vote your shares on such matters unless you provide proper voting instructions.

Q.	How do I vote if I participate in The Williams Investment Plus Plan?

A.

If you hold shares in The Williams Investment Plus Plan, Computershare sent you the Company’s proxy materials directly. You may direct the trustee of the plan how to vote your plan shares by calling the toll-free number shown on the proxy card, voting on the Internet on the website shown on the proxy card, or completing and returning the enclosed proxy card in the postage-paid envelope. Please note, in order to permit the trustee to tally and vote all shares of Williams common stock held in The Williams Investment Plus Plan, your instructions, whether by Internet, by telephone, or by proxy card, must be completed prior to 1:00 a.m. Central Daylight Time on Monday, May 19, 2014. You may not change your vote related to such plan shares after this deadline.

If you do not instruct the trustee how to vote, your plan shares will be voted by the trustee in the same proportion that it votes shares in other plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of the plan and the trust agreement.

Q.	What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

A.

If you are a stockholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of each of the director nominees.

•	FOR the amendment to The Williams Companies, Inc. 2007 Incentive Plan.

•	FOR the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan.

•	FOR the approval ratifying the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2014.

•	FOR the approval, on an advisory basis, of the Company’s executive compensation.

Q:	Can I change my vote or revoke my proxy?

A:

If you are a stockholder of record, you can change your vote within the regular voting deadlines by voting again by telephone or on the Internet, executing and returning a later dated proxy card, or attending the annual meeting and voting in person. If you are a stockholder of record, you can revoke your proxy by delivering a written notice of your revocation to our corporate secretary at One Williams Center, MD 47, Tulsa, Oklahoma 74172.

Q:	What shares are included on my proxy card?

A.	You will receive one proxy card for all the shares of common stock you hold as a stockholder of record (in certificate form or in book-entry form) and in The Williams Investment Plus Plan.

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker or bank.

Q.	How may I obtain directions to attend the meeting?

A.

If you need assistance with directions to attend the meeting, call us at 1-800-945-5426 and select the Investor Relations option or write us at The Williams Companies, Inc., One Williams Center, MD 47, Tulsa, Oklahoma 74172, Attn: Corporate Secretary.

Q:	What is the quorum requirement for the meeting?

A:

There must be quorum to take action at the meeting (other than adjournment or postponement of the meeting). A quorum will exist at the meeting if stockholders holding a majority of the shares entitled to vote at the annual meeting are present in person or by proxy. Stockholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “Will my shares held in street name be voted if I do not tell my broker how I want them voted?”

Q:	What is the voting requirement to approve each of the matters?

A:

Items 1-5 may be approved by a majority of the votes cast. Other matters that may properly come before the annual meeting may require more than a majority vote under our By-laws, our Restated Certificate of Incorporation, the laws of Delaware, or other applicable laws.

Q:	How will the votes be counted?

A:

Abstentions from voting on the election of a director nominee, the ratification of the appointment of independent auditors, and the advisory vote on executive compensation will not be considered a vote cast with respect to those matters and therefore will have no effect on the outcome of such matters. Abstentions from voting on the amendments to The Williams Companies, Inc. 2007 Incentive Plan and The Williams Companies, Inc. 2007 Employee Stock Purchase Plan will have the same effect as a vote against those proposals.

Broker non-votes (i.e., shares held by brokers or nominees that cannot be voted because the beneficial owner did not provide specific voting instructions) will not be treated as a vote cast for any matter.

Q:	Who will count the votes?

A:	A representative of Computershare will act as the inspector of elections and count the votes.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the voting results at the meeting. We also will disclose the voting results in a current report on Form 8-K within four business days after the annual meeting.

Q:	May I propose actions for consideration at the 2015 meeting of stockholders?

A:

Yes. For your proposal to be considered for inclusion in our proxy statement for the 2015 meeting, we must receive your written proposal no later than December 12, 2014. If we change the date of the 2015 meeting by more than 30 days from the anniversary of the date of this year’s meeting, then the deadline to submit proposals will be a reasonable time before we begin to print and mail our proxy materials. Your proposal, including the manner in which you submit it, must comply with SEC regulations regarding stockholder proposals.

If you wish to raise a proposal (including a director nomination) from the floor during our 2015 annual meeting of stockholders, we must receive a written notice of the proposal between January 22, 2015 and February 21, 2015. Your submission must contain the additional information required by our By-laws. Proposals should be addressed to our corporate secretary at One Williams Center, MD 47, Tulsa, Oklahoma 74172.

Q:	Who is paying for this proxy solicitation?

A:

Your proxy is solicited by the Board. We expect to solicit proxies in person, by telephone, or by other electronic means. We have retained MacKenzie Partners, Inc. to assist in this solicitation. We expect to pay MacKenzie Partners, Inc. an estimated $20,000 in fees, plus expenses and disbursements.

We also will pay the expenses of this proxy solicitation including the cost of preparing and mailing the proxy statement and accompanying proxy card. Such expenses may include the charges and expenses of banks, brokerage firms, and other custodians, nominees, or fiduciaries for forwarding proxy materials to beneficial owners of our common stock.

Q.	Are you “householding” for stockholders of record sharing the same address?

A.

The SEC’s rules permit us to deliver a single copy of this proxy statement and our 2013 Annual Report to an address shared by two or more stockholders. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. We will deliver only one proxy statement and 2013 Annual Report to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. We will still send each stockholder an individual proxy card.

If you would like to receive more than one copy of this proxy statement and our 2013 Annual Report, we will promptly send you additional copies upon request directed to our transfer agent, Computershare. You can call Computershare toll free at 1-800-884-4225. You can call the same phone number to notify us that you wish to receive a separate annual report or proxy statement in the future, or to request delivery of a single copy of any materials if you are receiving multiple copies now.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

General

Our Board believes that strong corporate governance is critical to achieving our performance goals and to maintaining the trust and confidence of investors, employees, customers, business partners, regulatory agencies, and other stakeholders.

Corporate Governance Guidelines

Our Corporate Governance Guidelines provide a framework for the governance of Williams as a whole and also address the operation, structure, and practice of the Board and its committees. The Nominating and Governance Committee reviews these guidelines at least annually.

Strategic Planning

During the year, the Board meets with management to discuss and approve strategic plans, financial goals, capital spending, and other factors critical to successful performance. The Board also conducts a mid-year review of progress on objectives and strategies. During Board meetings, directors review key issues and financial performance. In 2013 the Board met privately with the Chief Executive Officer (“CEO”) five times and met in executive session at each regular Board meeting and additionally as required. Further, the CEO communicates regularly with the Board on important business opportunities and developments. In 2013, the Board held one of its regularly scheduled meetings at one of our field locations to further educate the directors about our operations.

Board/Committee/Director Evaluations

The Board and each of its committees conduct annual self-assessments. In addition, the Nominating and Governance Committee evaluates each individual director annually.

Chief Executive Officer Evaluation and Management Succession

The Board and the CEO annually discuss and collaborate to set the CEO’s performance goals and objectives. The Board meets annually in executive session to assess the CEO’s performance. The Board maintains a process for planning orderly succession for the CEO and other executive officer positions and oversees executive officer development.

Board Leadership Structure

Pursuant to our By-laws and Corporate Governance Guidelines, the positions of Chairman of the Board and President and CEO may be held by the same or different persons. At this time, the Board believes that the Company and its stockholders are best served by a leadership structure in which an independent director serves as Chairman of the Board. In this regard, Alan S. Armstrong serves as President and CEO of Williams and Frank T. MacInnis serves as Chairman of the Board. The Board believes that having an independent Chairman aids in the Board’s oversight of management and promotes communications among the Board, the CEO, and other senior management. In addition, having a separate Chairman of the Board and CEO allows Mr. Armstrong to focus on his responsibilities in managing the Company.

The responsibilities of the Chairman of the Board include: (1) presiding over meetings of the Board and executive sessions of the independent directors; (2) overseeing the planning of the annual Board calendar and, in consultation with the CEO, scheduling and setting the agendas for meetings of the Board and its committees; (3) overseeing the appropriate flow of information to the Board; (4) acting as liaison between the independent directors and management; (5) assisting the Chairs of the various Board committees in preparing agendas for committee meetings; (6) chairing the Company’s Annual Meeting of Stockholders; (7) being available for consultation and communication with stockholders as appropriate; and (8) performing other functions and responsibilities referred to in the Corporate Governance Guidelines or requested by the Board from time to time.

The Board believes that having an independent Chairman of the Board is the most appropriate leadership structure for the Board at this time. However, it has the flexibility to revise this structure in the future based upon the Board’s assessment of the Company’s needs and leadership from time to time. In this regard, the Board periodically reviews the Board structure and leadership as well as director succession planning.

Board Oversight of Williams’ Risk Management Processes

We use the Committee of Sponsoring Organizations of the Treadway Commission (COSO) Enterprise Risk Management (“ERM”) framework to provide positive assurance to management and the Board that risks are effectively managed to enable achievement of strategic, operating, compliance, and reporting objectives. In 2013, we integrated our risk assessment process with our strategy process to better facilitate identification of the most significant risks to achieving our strategic objectives. In conjunction with the Board’s strategy review, management presented to the Board an enterprise-wide risk appetite statement, strategic risk profile, and management’s risk response via risk management and monitoring metrics. We maintain a decentralized, cross functional approach to ERM; management functions – including internal audit, accounting, legal, and compliance – support our strategy and risk assessment with established control activities, monitoring, and reporting. The Board maintains responsibility for oversight of the company’s risk management activities. The Board will consider whether management has appropriately identified our risk appetite, has established effective enterprise risk management processes, and is managing the risk portfolio consistent with such processes considering the risk appetite. Also, as stated in “Proposal 1 – Election of Directors,” the Board has determined that it is important to have individuals on the Board with strategy development and risk management experience, and many of our directors have such experience.

Executive Sessions of Non-Employee Directors

Non-Employee directors meet without management present at each regularly scheduled Board meeting. Additional meetings may be called by the Chairman in his discretion or at the request of the Board.

Director Independence

Our Corporate Governance Guidelines require that the Board make an annual determination regarding the independence of each of Williams’ directors. The Board made these determinations on March 12, 2014, based on an annual evaluation performed by and recommendations made by the Nominating and Governance Committee.

The Board has affirmatively determined that each of Mr. Cleveland, Dr. Cooper, Mr. Hagg, Ms. Hinshaw, Mr. Izzo, Mr. MacInnis, Mr. Mandelblatt, Mr. Nance, Mr. Smith, Ms. Stoney, and Ms. Sugg is an independent director. In so doing, the Board determined that each of these individuals met the “bright line” independence standards of the NYSE. In addition, the Board considered transactions and relationships between each director and any member of his or her immediate family on one hand, and Williams and its affiliates on the other, to confirm that those transactions and relationships do not vitiate the affected director’s independence. We discuss these relationships below.

—

Ms. Hinshaw is a director of Aegion Corporation (“Aegion”), subsidiaries of which provided ordinary course pipeline construction and maintenance services to Williams in 2013. In determining that the relationship was not material, the Board considered these facts: the relationship arises only because Ms. Hinshaw is a director of Aegion; she has no material interest in any transactions between Aegion and Williams; and she had no role in any such transactions.

—

Mr. Izzo is chief executive officer of Public Service Energy Group (“PSEG”), for whom Williams’ subsidiary Transcontinental Gas Pipe Line Company LLC has provided ordinary course transportation services since at least 2010. In determining that the relationship was not material, the Board considered these facts: payments made by PSEG to Williams in any of the last three fiscal years are less than 2% of PSEG’s revenue for the respective year; Mr. Izzo has no material interest in any transactions between PSEG and Williams; and he had no role in any such transactions.

—

Mr. Nance serves on the board of Newfield Exploration Company (“Newfield”), for whom Williams subsidiaries provided ordinary course midstream and transportation services. In determining that the relationship was not material, the Board considered these facts: the relationship arises only because Mr. Nance is a director of Newfield; he has no material interest in any transactions between Newfield and Williams; and he had no role in any such transactions.

No member of our Board serves as an executive officer of any non-profit organization that has received contributions from Williams exceeding the greater of $1 million or 2% of such organization’s consolidated gross revenues in any single fiscal year of the preceding three years. Further, in accordance with our director independence standards, the Board determined that there were no discretionary contributions to a non-profit organization with which a director, or a director’s spouse, has a relationship that affects the director’s independence.

Mr. Armstrong, the current Chief Executive Officer and President and a director, is not independent, because of his role as an executive officer of the Company.

Transactions with Related Persons

The Board has adopted policies and procedures with respect to related person transactions. Any proposed related person transaction involving a member of the Board must be reviewed and approved by the full Board. The Audit Committee reviews proposed transactions with any other related persons, promoters, and certain control persons that are required to be disclosed in our filings with the SEC. If it is impractical to convene an Audit Committee meeting before a related person transaction occurs, the chair of the committee may review the transaction alone.

No director may participate in any review, consideration or approval of any related person transaction with respect to which such director or any of his or her immediate family members is the related person. The Audit Committee or its chair, or the Board, as the case may be, in good faith, may approve only those related person transactions that are in, or not inconsistent with, Williams’ best interests and the best interests of our stockholders. In conducting a review of whether a transaction is in, or is not inconsistent with the best interest of Williams and its stockholders, the Audit Committee or its chair, or the Board, as the case may be, will consider the benefits of the transaction to the Company, the availability of other sources for comparable products or services, the terms of the transaction, the terms available to unrelated third parties and to employees generally, and the nature of the relationship between the Company and the related party, among other things. During 2013, there were no transactions that required review or approval by the Audit Committee or the full Board.

Outside Board Service

Our corporate governance guidelines limit the service of our board members on publicly held companies and investment company boards to no more than four (including our Board), provided that our CEO is limited to service on one non-affiliated public company board.

Majority Vote Standard

Our Board has adopted a majority vote standard for the election of directors in uncontested elections. Each of our directors has executed an irrevocable resignation that will become effective if he or she fails to receive a majority of the votes cast in an uncontested election and the Board accepts such resignation. If a director fails to receive the required votes for election, the Nominating and Governance Committee will act on an expedited basis to determine whether to accept the resignation. The Nominating and Governance Committee will then submit its recommendation for consideration by the Board. The Board will act on the recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. The Board expects the director whose tendered resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s tendered resignation. If the Board accepts a director’s resignation, the Nominating and Governance Committee will recommend to the Board whether to fill such vacancy or reduce the size of the Board.

Director Attendance at Annual Meeting of Stockholders

We have a policy that all Board members are expected to attend our annual meeting of stockholders. All of the then-current Board members attended the 2013 annual meeting of stockholders.

Communications with Directors

Any stockholder or other interested party may communicate with our directors, individually or as a group, by contacting our corporate secretary or the Chairman of the Board. The contact information is maintained on the Investor page of our website at www.williams.com.

The current contact information is as follows:

The Williams Companies, Inc.

One Williams Center, MD 49

Tulsa, Oklahoma 74172

Attn: Chairman of the Board

The Williams Companies, Inc.

One Williams Center, MD 47

Tulsa, Oklahoma 74172

Attn: Corporate Secretary

Communications will be forwarded to the relevant director(s) except for solicitations or other matters not related to the Company.

Code of Ethics

We have adopted a code of ethics specific to the CEO, Chief Financial Officer, and Chief Accounting Officer, which was filed with the SEC as Exhibit 14 to our annual report on Form 10-K for the year ended December 31, 2003. In addition, we have adopted a code of business conduct that is applicable to all employees and directors.

How to Obtain Copies of our Governance-Related Materials

The following documents are available on our website at www.williams.com from the Corporate Responsibility/Corporate Governance tab.

•	Corporate Governance Guidelines,

•	Code of Ethics for Senior Officers,

•	Williams Code of Business Conduct, and

•	Charters for the Audit Committee, the Compensation Committee, the Finance Committee, and the Nominating and Governance Committee.

If you want to receive these documents in print, please send a written request to our corporate secretary at The Williams Companies, Inc., One Williams Center, MD 47, Tulsa, Oklahoma 74172.

Board and Committee Structure and Meetings

Board Meetings

Board members actively participate in Board and committee meetings. Generally, materials are distributed one week in advance of each regular Board meeting so that members can be prepared for the discussion.

The full Board met 12 times in 2013. Further, the non-employee directors met five times without the CEO present. Each director attended at least 75% of the aggregate of the Board and applicable committee meetings held in 2013.

Board Committees

The Board has four standing committees — Audit, Compensation, Finance, and Nominating and Governance. Each standing committee has a charter adopted by the Board. The standing committees report to the full Board at each regular Board meeting. The Board elects each committee’s members and chair annually. The chart below shows the current composition of the standing committees and the number of committee meetings in 2013.

	Audit Committee	Compensation Committee	Finance Committee	Nominating and Governance Committee
Alan S. Armstrong
Joseph R. Cleveland	✓			✓
Kathleen B. Cooper	—		✓
John A. Hagg	✓		✓
Juanita H. Hinshaw	✓		—
Ralph Izzo	✓		✓
Frank T. MacInnis		✓		—
Eric W. Mandelblatt(1)		✓	✓
Steven W. Nance		✓		✓
Murray D. Smith		✓		✓
Janice D. Stoney		—		✓
Laura A. Sugg		✓	✓

Number of Meetings in 2013	10	6	5	5

  —  = Chair

  ✓  = Committee Member

  (1)  Board appointment effective February 27, 2014; committee assignments effective March 12, 2014.

Each committee has authority under its charter to retain, approve fees for, and terminate advisors as it deems necessary to assist in the fulfillment of its responsibilities.

Audit Committee

Williams has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Audit Committee:

•	appoints, evaluates, and approves the compensation of our independent registered public accounting firm;

•

assists the Board in fulfilling its responsibilities for generally overseeing Williams’ financial reporting processes and the audit of Williams’ financial statements, including the integrity of Williams’ financial statements, Williams’ compliance with legal and regulatory requirements, and risk assessment and risk management;

•	reviews the qualifications and independence of the independent registered public accounting firm;

•	reviews the performance of Williams’ internal audit function and the independent registered public accounting firm;

•	reviews Williams’ earnings releases;

•	reviews transactions between Williams and related persons that are required to be disclosed in our filings with the SEC;

•	oversees investigations into complaints concerning financial matters;

•	reviews with the General Counsel, as needed, any actual and alleged violations of the Company’s code of conduct;

•	annually reviews its charter and performance; and

•	prepares the Audit Committee report for inclusion in the annual proxy statement.

The Board has determined that all members of the Audit Committee are “financially literate” as defined by the NYSE rules and that Dr. Cooper, Ms. Hinshaw, and Mr. Izzo qualify as “audit committee financial experts” as defined by the rules of the SEC. No Audit Committee member serves on more than three public company audit committees.

Compensation Committee

The Compensation Committee oversees the design and implementation of strategic compensation programs for our executive officers that align the interests of our executive officers with those of our stockholders. The Compensation Committee’s key responsibilities include:

•	approving executive compensation philosophy, policies, and programs;

•	overseeing the material risks associated with compensation structure, policies, and programs;

•	assessing the results of the advisory votes on executive compensation;

•	recommending to the Board equity-based compensation plans;

•	recommending to the Board cash-based incentive compensation plans for the NEOs and other executives;

•	setting corporate goals and objectives for compensation for the NEOs and other executives;

•	evaluating the NEOs’ and certain other executives’ performance in light of those goals and objectives;

•	approving the NEOs’ and certain other executives’ compensation, including salary, incentive compensation, equity-based compensation, and any other remuneration;

•	approving, amending, modifying, or terminating, in its settlor (non-fiduciary) capacity, the terms of any benefit plan that does not require stockholder approval;

•

reviewing and discussing with management and, based on the review and discussions, recommending to the Board the Compensation Discussion and Analysis required by the SEC for inclusion in the annual proxy statement and annual report on Form 10-K;

•	reviewing annually and recommending to the Board the appropriate compensation of non-employee directors;

•	developing, reviewing, recommending for Board approval, and then monitoring the directors’ and executive officers’ compliance with, Williams’ stock ownership policy;

•	reviewing and recommending the terms of Williams’ change in control program;

•	assessing any potential conflicts of interest raised by the compensation consultants retained by management or the Committee and assessing the independence of any Compensation Committee advisor; and

•	reviewing annually its charter and performance.

The Compensation Committee has selected and retained Frederic W. Cook & Co., an independent executive compensation consulting firm, to:

•	provide competitive market data and advice related to the CEO’s compensation level and incentive design;

•	review and evaluate management-developed market data and recommendations on compensation levels, incentive mix, and incentive design for NEOs and certain other executives (excluding the CEO);

•	develop the selection criteria and recommend comparator companies for executive compensation and performance comparisons;

•	provide information on executive compensation trends and their implications to Williams; and

•	provide competitive market data and advice on non-employee director compensation.

The Board has determined that all members of the Compensation Committee meet the heightened independence requirements under the NYSE’s rules for persons serving on compensation committees.

The Compensation Committee evaluates the independence of Frederic W. Cook & Co., including consideration of the factors specified in Rule 10C-1 under the Exchange Act and the NYSE’s rules to ensure that the advisors maintain objectivity and independence when rendering advice to the Committee. Frederic W. Cook & Co. does not provide any additional services to Williams. The compensation consultant reports to the Compensation Committee and is independent of management. The Compensation Committee has determined that the services Frederic W. Cook & Co. provides to the Committee are not subject to a conflict of interest.

The Compensation Committee chair works with the Senior Vice President and Chief Administrative Officer (“CAO”) to determine the agenda for committee meetings. The CEO and the CAO are invited to attend the Compensation Committee meetings, though they leave the room during discussions of compensation actions that could affect them personally. Williams’ Human Resources department supports the Compensation Committee in its duties and, along with the CEO, may perform certain functions regarding compensation programs. For more information on the Compensation Committee, please see the Compensation Discussion and Analysis in this proxy statement.

Finance Committee

The Finance Committee oversees Williams’ finances. Among other tasks, this committee:

•	reviews and approves and/or recommends to the Board Williams’ capital spending in accordance with the Board’s delegation of authority;

•	oversees Williams’ financial strategies, plans, and policies;

•	reviews risks relating to capital, including capital availability and capital allocation;

•	reviews and approves any amendments to Williams’ financing agreements;

•

at least annually, reviews and approves Williams’ decision to enter into swaps that are exempt from exchange execution and clearing under the “end-user exception” regulations established by the Commodity Futures Trading Commission and Williams’ policies governing the use of swaps subject to the end-user exception; and

•	reviews annually its charter and performance.

Nominating and Governance Committee

The Nominating and Governance Committee:

•	develops and recommends to the Board director qualifications;

•	identifies and recommends to the Board director candidates;

•	reviews candidates recommended or nominated by stockholders;

•	recommends to the Board the individual, or individuals, to be the Chairman of the Board and the CEO;

•	reviews the CEO’s recommendations for individuals to be officers;

•	reviews annually succession plans for the positions of CEO and certain other executives;

•	monitors significant developments in the regulation and practice of corporate governance;

•	reviews the size and composition of the Board and its committees and recommends to the Board any changes;

•	determines if a Lead Director shall be designated, and if so determined, recommends a director to serve as Lead Director;

•	conducts a preliminary review of director independence and the financial literacy and expertise of the Audit Committee members;

•	recommends assignments to the Board committees;

•	oversees and assists the Board in the review of the Board’s performance and reviews its own performance;

•	annually reviews each committee charter, the Corporate Governance Guidelines, the Code of Ethics for Senior Officers, and the Williams Code of Business Conduct;

•

oversees and reviews risks relating to Williams’ ethics and compliance programs and annually reviews the codes of conduct, Williams’ policies and procedures regarding compliance with these codes, and the results of the Code of Business Conduct and Ethics survey;

•

reviews, on an annual basis, the implementation and effectiveness of the Company’s ethics and compliance program with the General Counsel, and, as applicable, considers any actual and alleged violations of the codes of conduct, including any matters involving criminal or potential criminal conduct communicated by the General Counsel to the committee;

•	reviews stockholder proposals and recommends responses to the Board;

•	reviews our directors’ current service and requests to serve on boards of other companies; and

•	reviews annually the performance of individual directors.

Consideration of nominees. The process for selecting a director nominee starts with a preliminary assessment of each candidate based upon his/her resume and other biographical and background information, and his/her willingness to serve. The Committee considers prior Williams Board performance and contributions for any director nominee who is a current or former Board member. A candidate’s qualifications are then evaluated against the criteria set forth in “Proposal 1 — Election of Directors,” as well as the specific needs of Williams at the time. Qualified candidates are interviewed by the Chairman of the Board and at least one member of the Nominating and Governance Committee. Candidates may then meet with other members of the Board and senior management. At the conclusion of this process, the Nominating and Governance Committee may recommend and the Board act to appoint the candidate to the Board and recommend him or her for election by our stockholders at the next annual meeting.

The Nominating and Governance Committee uses the same process to evaluate all candidates regardless of the source of the nomination. The Committee has currently engaged a third party consultant to identify and evaluate potential director nominees.

Stockholder nominations. The Nominating and Governance Committee will consider written recommendations from stockholders for director nominations. If you wish to nominate a candidate, please forward the candidate’s name and a detailed description of the candidate’s qualifications, a document indicating the candidate’s willingness to serve, and evidence that you own Williams’ stock to: The Williams Companies, Inc., One Williams Center, MD 47, Tulsa, Oklahoma 74172, Attn: Corporate Secretary. A stockholder wishing to nominate a candidate must also comply with the notice and other requirements described above under the question “May I propose actions for consideration at the 2015 meeting of stockholders?”

Arrangements for Selection.

Corvex Management LP (“Corvex”), Mr. Keith Meister, Soroban Master Fund LP (“Soroban”), Soroban Capital Partners LLC, and Mr. Eric W. Mandelblatt (collectively, the “Investor Group”) collectively report beneficial ownership of over five percent of our shares and sought Board representation. In February 2014, we entered into an agreement with the Investor Group pursuant to which Mr. Mandelblatt was appointed to our Board and we agreed to appoint Mr. Meister or, at Mr. Meister’s option, a mutually agreeable industry expert to our Board in November 2014. Under the terms of the agreement, the Board also nominated Mr. Mandelblatt to stand for election at our 2014 annual meeting and will nominate both Messrs. Mandelblatt and Meister or, at Mr. Meister’s option, a mutually agreeable industry expert to stand for election at our 2015 annual meeting of stockholders. Corvex and Soroban agreed to vote their shares in support of all of the Board’s director nominees at those meetings. The agreement provides terms under which Messrs. Mandelblatt and Meister will offer to resign from our Board, including if Corvex and Soroban do not meet minimum share ownership requirements. Please read Security Ownership of Certain Beneficial Owners and Management for information about the shares reported as beneficially held by the Investor Group and our current report on Form 8-K filed with the SEC on February 25, 2014, which more fully describes our agreement with the Investor Group and includes a copy of the agreement.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our restated certificate of incorporation provides that the Board must consist of between five and 17 members, with the actual number of directors at any time to be determined by the Board. Our Board is declassified; each director nominee is considered for a one year term. All of our directors are up for election in 2014. Unless otherwise instructed, the individuals designated by the Board as proxies intend to vote to elect Messrs. Armstrong, Cleveland, Hagg, Izzo, MacInnis, Mandelblatt, Nance, and Smith and Mesdames Cooper, Hinshaw, Stoney, and Sugg. Should any of these nominees become unable for any reason to stand for election as a director, the designated proxies will vote to elect another nominee recommended by the Nominating and Governance Committee. Alternatively, the Board may choose to reduce its size.

Director and Nominee Experience and Qualifications. At each of its regularly scheduled meetings, in satisfaction of our Corporate Governance Guidelines, the Nominating and Governance Committee evaluates the composition of the Board to assess the skills and experience that are currently represented on the Board, as well as the skills and experience that the Board will find valuable in the future, given the Company’s current situation and strategic plans. The Nominating and Governance Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board in such areas as geography, race, gender, ethnicity, and age. This assessment enables the Board to update (if necessary) the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time. For Board membership, the Nominating and Governance Committee considers the appropriate balance of experience, skills, and characteristics that best suits the needs of the Company and our stockholders. The Committee develops long-term Board succession plans to ensure that the appropriate balance is maintained.

The minimum qualifications and attributes that the Nominating and Governance Committee believes a director nominee must possess include:

•	an understanding of business and financial affairs and the complexities of a business organization,

•	genuine interest in Williams and in representing all of its stockholders,

•	a willingness and ability to spend the time required to function effectively as a director,

•	an open-minded approach and the resolve to make independent decisions on matters presented for consideration, and

•	a reputation for honesty and integrity beyond question.

In evaluating the director nominees and in reviewing the qualifications and experience of the directors continuing in office, the Nominating and Governance Committee considered a variety of factors. These include each nominee’s independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company. For incumbent directors, the factors also include past performance on the Board. For Mr. Mandelblatt, please read Arrangements for Selection above. Among other things, the Board has determined that it is important to have individuals on the Board with the following skills and experiences:

•	Oil, Natural Gas, and Petrochemicals Industry Experience,

•	Engineering and Construction Experience,

•	Financial and Accounting Experience,

•	Corporate Governance Experience,

•	Securities and Capital Markets Experience,

•	Executive Leadership Experience,

•	Legal Experience,

•	Public Policy and Government Experience,

•	Strategy Development and Risk Management Experience,

•	Operating Experience,

•	Human Resource Management Experience,

•	Information Technology Experience, and

•	Knowledge of the marketplace and political and regulatory environments relevant to the energy sector in the locations where we operate currently or plan to in the future (“Marketplace Knowledge”).

We have included below certain information about the nominees for election as directors.

Board of Directors’ Recommendation: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1.

Alan S. Armstrong, Age 51 Director

Director since 2011. Mr. Armstrong became one of our directors and our Chief Executive Officer and President in 2011. From 2002 until January 2011, he was Senior Vice President — Midstream and acted as President of our midstream business. From 1999 to 2002, Mr. Armstrong was Vice President, Gathering and Processing for Midstream. From 1998 to 1999 he was Vice President, Commercial Development for our midstream business. Since 2011, Mr. Armstrong has served as Chairman of the Board and Chief Executive Officer of Williams Partners GP LLC, the general partner of Williams Partners L.P., where he was Senior Vice President — Midstream from 2010, and Chief Operating Officer and a director from 2005. Since 2012, Mr. Armstrong has served as a director of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P. (a midstream natural gas service provider), in which Williams owns an interest. Mr. Armstrong has served as a director of BOK Financial Corporation since April 2013. Mr. Armstrong also serves on the National Petroleum Council and as a director for the American Petroleum Institute. He is the past Chairman and a current board member of the University of Oklahoma College of Engineering Board of Visitors. He serves as a member of the board of Junior Achievement, USA.

As our current Chief Executive Officer and as acquired during his roles of increasing responsibilities in our midstream business, Mr. Armstrong’s qualifications include industry, engineering and construction, financial and accounting, corporate governance, securities and capital markets, executive leadership, strategy development and risk management, and operating experiences and marketplace knowledge.

Joseph R. Cleveland, Age 69 Member – Audit Committee Member – Nominating and Governance Committee

Director since 2008. Mr. Cleveland was the Chief Information Officer of Lockheed Martin Corporation (an advanced technology company) from 2001 to 2008. Mr. Cleveland was responsible for Lockheed Martin’s information technology vision, consolidating its resources, implementing e-commerce initiatives, leveraging economies of scale, and supporting its businesses. He was also President of Lockheed Martin Enterprise Information Systems from 1995 to 2008. From 2001 to 2008, Mr. Cleveland served as a director of Exostar (a joint venture formed to support the supply chain and security requirements of the aerospace and defense industry). Prior to the merger of Lockheed and Martin Marietta in 1995, Mr. Cleveland was Vice President and General Manager of Martin Marietta Internal Information Systems. From 1982 to 1986, Mr. Cleveland held an international assignment as Managing Director of GE Medical Systems Operations in Radlett, England. Mr. Cleveland began his career in 1970 as a member of General Electric Medical Systems’ engineering department. Mr. Cleveland is a member of the board of Aerospace Industries Association, the Florida High Tech Corridor Committee, and the Metro Orlando Economic Development Commission, among other civic and charitable organizations.

As the former Chief Information Officer of Lockheed Martin Corporation, a former Vice President of Martin Marietta, and due to his multiple executive operating positions with G.E., Mr. Cleveland’s qualifications include financial and accounting, executive leadership, strategy development and risk management, operating, and information technology experiences and marketplace knowledge.

Kathleen B. Cooper, Age 69 Chair – Audit Committee Member – Finance Committee

Director since 2006. Dr. Cooper is Senior Fellow of the Tower Center for Political Studies at Southern Methodist University (since 2007) and President of CooperTrends, LLC (since 2012). From 2005 to 2007, she was the Dean of the College of Business Administration at the University of North Texas. From 2001 to 2005, she was the Under Secretary for Economic Affairs at the U.S. Department of Commerce. Dr. Cooper was at Exxon Mobil Corporation (an international oil and gas company) from 1990 to 2001, serving as Chief Economist the entire time and adding the position of Manager, Economics & Energy Division, Corporate Planning in 1999. Dr. Cooper also served as Executive Vice President and Chief Economist for Security Pacific Bank (1981 to 1990) and Chief Economist of United Banks of Colorado (1971 to 1981). Dr. Cooper is currently chair of the National Bureau of Economic Research and a director of Deutsche Bank Trust Corporation and Deutsche Bank Trust Company of the Americas, subsidiaries of Deutsche Bank AG (a financial service provider). She was a founding director of Texas Security Bank from 2008 to 2010. She has participated in numerous professional and community service organizations, including Harvard University’s Higher Education Leadership Forum, the Oxford Energy Forum, and the International Women’s Forum.

As Senior Fellow of the Tower Center for Political Studies at Southern Methodist University, former Under Secretary for Economic Affairs at the U.S. Department of Commerce, and former executive of a Fortune 500 energy company, Dr. Cooper’s qualifications include industry, financial and accounting, executive leadership, and public policy and government experiences and marketplace knowledge.

John A. Hagg, Age 66 Member – Audit Committee Member – Finance Committee

Director since 2012. Since 2006, Mr. Hagg has been a director of Strad Energy Services Ltd. (a drilling services company for exploration and development operations in the United States and Canada), serving as chair of its corporate governance committee and, until 2012, as the Chairman of its Board. Mr. Hagg has served as Chairman of Clark Builders (a Canadian subsidiary of Turner Construction Company) since 2007, and a director for The Fraser Institute (a Canadian economic research and educational organization) since 1999. Mr. Hagg also served as a director of TMX Group, Inc. (an integrated, multi-asset class exchange group and the parent company of The Toronto Stock Exchange, The Montreal Exchange, TSX Venture Exchange, and NGX Gas Marketing Inc.) from 2001 to 2012. Mr. Hagg served Northstar Energy Corporation (an oil and gas production services company) as its Chief Executive Officer from 1985 to 1999 and its Chairman from 1985 to 2001. In 1977 Mr. Hagg co-founded Canadian Northstar Corporation (the former controlling shareholder of Northstar Energy Corporation, a subsidiary of Devon Energy Corporation since 1998). During his 35 years of experience as a senior executive in the petroleum industry working in the exploration and production, service and financial sectors in Canada and the United States, Mr. Hagg also served as a director of S&T Drilling Ltd. (a Canadian oil well drilling contractor) from 1980 to 1992, Canadian Venture Exchange Inc. (renamed the TSX Venture Exchange upon its purchase by the TMX Group, Inc. in 2001) from 1999 to 2001, Devon Energy Corporation (an independent oil and natural gas exploration and production company) from 1998 to 2000, Devon Canada Inc. (a subsidiary of Devon Energy Corporation) from 1998 to 2001, Berry Petroleum Company (an independent energy company engaged in the exploration and production of crude oil and natural gas) from 1994 to 2005, and Tristone Capital, Inc. (a provider of corporate financial advisory and investment banking services to the energy industry now known as Macquarie Tristone) from 2002 to 2009.

As Chairman of Strad Energy Services Ltd and Clark Builders, with 35 years of experience as a senior executive in the petroleum industry, service and financial sectors in Canada and the United States, and as a director of The Fraser Institute, Mr. Hagg’s qualifications include industry, engineering and construction, financial and accounting, corporate governance, securities and capital markets, executive leadership, public policy and government, strategy development and risk management, operating, and human resource management experiences and marketplace knowledge.

Juanita H. Hinshaw, Age 69 Member – Audit Committee Chair – Finance Committee

Director since 2004. Ms. Hinshaw is President and Chief Executive Officer of H&H Advisors (a financial consulting firm she founded in 2005). From 2000 to 2005 she was Senior Vice President and Chief Financial Officer of Graybar Electric Company (a distributor of electrical and communications products and provider of related supply chain management and logistics services), where she was responsible for the treasury, tax, auditing, and accounting areas. Ms. Hinshaw was a director of Graybar from 2000 to 2005. Prior to joining Graybar, she was with Monsanto Company (an agricultural company that then owned oil and petrochemical businesses) for fifteen years, retiring as Monsanto’s Vice President and Treasurer in 1999. Ms. Hinshaw was a director of IPSCO (a supplier of steel products, tubular products, and coil processing services and products) from 2001 until the company was sold in 2007. Ms. Hinshaw is a director of Aegion Corporation, the parent holding company of Insituform Technologies Inc. (a provider of technologies and services for the rehabilitation of pipeline systems), which Ms. Hinshaw has served as a director since 2000. Ms. Hinshaw is also a director of Synergetics USA, Inc. (which designs, manufactures, and markets instruments used for eye and neurosurgery).

As the President and Chief Executive Officer of a consulting firm, the former Senior Vice President and Chief Financial Officer of Graybar Electric Company, and the former Vice President and Treasurer of Monsanto Company, Ms. Hinshaw’s qualifications include industry, financial and accounting, executive leadership, operating, and information technology experiences.

Ralph Izzo, Age 56 Member – Audit Committee Member – Finance Committee

Director since 2013. Mr. Izzo has served as Chairman and Chief Executive Officer of Public Services Enterprise Group (“PSEG”) (an integrated generation and energy delivery company) since 2007. He was named PSEG’s president, chief operating officer and a member of its board in 2006. Previously, he was president and chief operating officer of Public Service Electric and Gas Company (“PSE&G”). Mr. Izzo joined PSE&G in 1992, holding roles of increasing responsibilities related to utility operations, appliance services, corporate planning, and electric ventures. Mr. Izzo also serves as a director of PSE&G, PSEG Power LLC, PSEG Energy Holdings L.L.C., and PSEG Services Corporation, which are subsidiaries of PSEG. Mr. Izzo began his career as a research scientist at the Princeton Plasma Physic Laboratory, performing numerical simulation of fusion energy experiments. Mr. Izzo is chair of the board of directors for the New Jersey Chamber of Commerce and serves on the Rutgers University Board of Governors, the New Jersey Utilities Association, the Edison Electric Institute (EEI), the Nuclear Energy Institute (NEI), the Institute for Nuclear Power Operations (INPO), the National Center on Addiction and Substance Abuse at Columbia University (CASA), and The Center for Energy Workforce Development. He is also a member of the Columbia University School of Engineering Advisory Council, The Princeton Andlinger Energy & Environment Center, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at MIT.

As the Chairman and Chief Executive Officer of PSEG, Mr. Izzo’s qualifications include industry, engineering and construction, financial and accounting, corporate governance, securities and capital markets, executive leadership, public policy and government, strategy development and risk management, operating, and human resource management experiences and marketplace knowledge.

Frank T. MacInnis, Age 67 Chairman of the Board Member – Compensation Committee Chair – Nominating and Governance Committee

Director since 1998. Mr. MacInnis was named Chairman of our Board in 2011. He is a member of the board of directors of EMCOR Group, Inc. (an electrical and mechanical construction company and energy infrastructure service provider), where he previously served as Chairman of the Board from 1994 to 2013 and as Chief Executive Officer from 1994 to 2010, managing the reorganization and emergence from bankruptcy of its predecessor. Mr. MacInnis also is Chairman of the Board of ComNet Communications, LLC (a provider of turnkey voice, data, and video infrastructure support). He is a director and non-executive Chairman of the Board of ITT Corporation (a high-technology engineering and manufacturing company). Mr. MacInnis is a director of Gilbane, Inc. (a real estate development and construction firm) since 2012. From 1981 to 1984, Mr. MacInnis served as Chairman and Chief Executive Officer of H.C. Price Construction (a builder of large diameter oil and gas pipelines). He has managed construction and operations all over the world, including in Tehran, Baghdad, Bangkok, the United Arab Emirates, London, the United States, and Canada. Mr. MacInnis has a law degree, having graduated from the University of Alberta Law School in 1971.

As the Chairman of our Board and ITT Corporation, the former Chairman of the Board and Chief Executive Officer of EMCOR Group, Inc., and the current Chairman of the Board and Chief Executive Officer of ComNet Communications, LLC, Mr. MacInnis’ qualifications include industry, engineering and construction, financial and accounting, corporate governance, executive leadership, legal, strategy development and risk management, operating, and human resource management experiences and marketplace knowledge.

Eric W. Mandelblatt, Age 38 Member – Compensation Committee Member – Finance Committee

Director since February 2014. Since 2010, Mr. Mandelblatt has been the Managing Partner and Chief Investment Officer of Soroban Capital Partners LLC (a New York based investment firm). Mr. Mandelblatt was previously one of the Partners and Portfolio Managers of TPG-Axon Capital (a global investment firm) and, prior to that, he held a number of positions within the Equities Division at Goldman Sachs & Co. Mr. Mandelblatt currently serves as a board member of the University of Florida Investment Corporation and the Ronald McDonald House New York City.

As the Managing Partner and Chief Investment Officer of an investment firm and as acquired throughout his prior roles within the investment management industry, Mr. Mandelblatt’s qualifications include financial and accounting, securities and capital markets, executive leadership, and strategy development and risk management experiences and marketplace knowledge.

Steven W. Nance, Age 57 Member – Compensation Committee Member – Nominating and Governance Committee

Director since 2012. Mr. Nance is president and manager of Steele Creek Energy, LLC (a private company with investments primarily in oil and natural gas). He has also served a director of Cloud Peak Energy, Inc. since 2010 (a coal producing company specializing in the production of low sulfur, subbituminous coal), chairing its health, safety, environment and communities committee and serving as a member of its audit committee. In addition, Mr. Nance has served as a director for Newfield Exploration Company since 2013 where he serves on the compensation and management development committee and the operations and reserves committee. Mr. Nance has more than 35 years of experience in the oil and gas industry, 12 of which Mr. Nance spent performing roles of increasing responsibility for Burlington Resources Inc. and its affiliates (an independent natural gas exploration and production company), departing as its Vice President, Gulf Coast Division, in 1997. From 1997 to 1999, Mr. Nance served XPLOR Energy and its predecessor company (a Gulf Coast-based exploration and production company), acting as its Chairman, President and Chief Executive Officer in 1999 when XPLOR Energy was acquired by Harken Energy Corporation. From 2000 to 2007, Mr. Nance served as president of Peoples Energy Production Company (an oil and gas production company) until it was acquired by a subsidiary of El Paso Corporation. Mr. Nance is on the Board of Trustees for the Independent Petroleum Association of America, and serves on the board for The Center for the Performing Arts at the Woodlands.

With his experience in the oil and gas industry, including leadership of XPLOR Energy, Peoples Energy Production Company, and Steele Creek Energy, Mr. Nance’s qualifications include industry, financial and accounting, executive leadership, operating, and human resource management experiences.

Murray D. Smith, Age 64 Member – Compensation Committee Member – Nominating and Governance Committee

Director since 2012. Mr. Smith is president of Murray D. Smith and Associates Limited (a consulting firm which provides strategic advice to the North American energy sector). From 1993 to 2004 Mr. Smith was an elected member of the Legislative Assembly of Alberta, Canada, serving in four different Cabinet portfolios. He served as Minister of Energy for Alberta, Canada from 2001 to 2004. Mr. Smith was the first Official Representative of the Province of Alberta to the United States of America in Washington, DC, from 2005 to 2007. Prior to serving in elected office, Mr. Smith was an independent businessman, owning a number of Alberta-based energy services companies, providing drilling fluids, services rigs, and oilfield consulting. Mr. Smith is currently a member of the advisory board of Hatch (a Canada-based global engineering firm). He is also a director of Surge Energy Inc. (a public oil-focused oil and gas company with operations throughout Alberta and Saskatchewan), NSolv Corporation (the owner of proprietary technology for water-free oil sands in-situ extraction), and Critical Control Solutions (a public Canadian provider of energy measurement services).

As a former member of the Legislative Assembly of Alberta, Canada and diplomat and now an energy consultant, Mr. Smith’s qualifications include industry, engineering and construction, corporate governance, securities and capital markets, executive leadership, and public policy and government experiences and marketplace knowledge.

Janice D. Stoney, Age 73 Chair – Compensation Committee Member – Nominating and Governance Committee

Director since 1999. Ms. Stoney served as Executive Vice President of US West Communications Group, Inc. from 1991 until retiring in 1993 after a 33-year career. Previously she served as the President, Consumer Division, of US West (the Denver-based parent company of Northwestern Bell Telephone Company, Mountain States Telephone & Telegraph Company, and Pacific Northwest Bell Telephone Company) from 1989 to 1991. Beginning in 1980, Ms. Stoney held officer positions at Northwestern Bell, including as its Chief Operating Officer and ultimately its President and Chief Executive Officer. Ms. Stoney was the 1994 Nebraska Republican nominee for the U.S. Senate. She served as a national vice-chair finance and the Nebraska chair finance for the Dole for President campaign in 1995 to 1996, and as a delegate to the 2000 and 2004 national Republican conventions. Ms. Stoney was a director of Gordmans (a chain of mid-western discount department stores) from 1998 to 2008. Ms. Stoney was a director of Whirlpool Corporation (a manufacturer of home appliances) from 1987 to 2011. Through 22 years as a director in manufacturing, consumer products, retailing, and investment funds industries, Ms. Stoney has board experience with director searches, CEO and management succession, management development, executive compensation, and strategic planning. She has chaired compensation and audit committees for other entities. She has served on the Federal Reserve Bank, Tenth District, Omaha Branch and the Omaha Community Foundation.

As a former Executive Vice President of US West Communications Group, Inc., Chief Executive Officer of Northwestern Bell, and through her engagement in the political process, Ms. Stoney’s qualifications include corporate governance, executive leadership, public policy and government, strategy development and risk management, operating, and human resource management experiences.

Laura A. Sugg, Age 53 Member – Compensation Committee Member – Finance Committee

Director since 2010. Ms. Sugg retired from ConocoPhillips in 2010 (then an international, integrated oil company), having served as President, Australasia Division, a position responsible for the profit & loss and growth responsibility of ConocoPhillip’s operations in Australia and East Timor. Ms. Sugg began her career in 1983 at Sohio Petroleum and joined Phillips Petroleum, now ConocoPhillips, in 1986 and performed various business development, human resources and operations roles. From 2003 to 2005, Ms. Sugg was ConocoPhillip’s General Manager E&P Human Resources, with responsibility for global compensation and benefits, leadership succession planning, and all human resource functions for 10,000 worldwide employees in 16 countries. From 2002 to 2003, Ms. Sugg was a ConocoPhillip’s midstream executive responsible for profit & loss, health, safety and environment, and operations for its gas gathering, processing, and fractionation business in the U.S., Canada, and Trinidad. From 2000 to 2002, Ms. Sugg was Vice President Worldwide Gas for Phillips with responsibility for its global liquefied natural gas and coal bed methane business development and the profit and loss for its North American gas marketing operations. In 2012, Ms. Sugg joined the board of Denbury Resources, Inc. (an independent oil and gas company) where she serves as the chair of the compensation committee. Ms. Sugg has served as a director and audit committee member of our affiliate Williams Partners GP LLC, the general partner of Williams Partners L.P., since January 2014. Ms. Sugg previously served as a director of Williams Partners GP LLC from December 2011 to May 2012. Ms. Sugg was a director of Mariner Energy, Inc. (an independent oil and gas exploration and production company) from 2009 until its merger with Apache Corporation in 2010.

As the former President - Australasia Division, General Manager E&P Human Resources, and a midstream executive, each with ConocoPhillips, Ms. Sugg’s qualifications include industry, engineering and construction, financial and accounting, corporate governance, executive leadership, strategy development and risk management, operating, and human resource management experiences.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning beneficial ownership by holders of five percent or more of our common stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

Name	Number of Share of Common Stock	Percent of Class(4)
Corvex Management LP / Soroban Master Fund LP(1)	62,682,960	9.15%
Morgan Stanley(2)	39,772,285	5.80%
The Vanguard Group(3)	34,877,013	5.09%

(1)

According to a Schedule 13D filed with the SEC on December 16, 2013, as amended on January 13, 2014, February 4, 2014, February 5, 2014, February 14, 2014, and February 25, 2014 (as amended, the “13D”), the shares of common stock listed in the table represent the aggregate number of shares that may be beneficially owned by the following (collectively, the “Reporting Persons”): (a) Corvex Management LP, a Delaware limited partnership (“Corvex”), (b) Keith Meister, (collectively with Corvex, the “Corvex Persons”), (c) Soroban Master Fund LP, a Cayman Islands exempted limited partnership (“SMF Fund”) (d) Soroban Capital Partners LLC, a Delaware limited liability company (“SCP LLC”), and (e) Eric W. Mandelblatt (collectively with SMF Fund and SCP LLC, the “Soroban Persons”). The foregoing entities and persons jointly filed the 13D, indicating that they may constitute a “group” within the meaning of Section 13 of the Exchange Act. The 13D further reports an agreement between Corvex and SCP LLC relating to taking certain actions with respect to us. The 13D indicates that Corvex may be the beneficial owner of and have sole voting and dispositive power over 41,682,960 shares of our common stock held for the account of certain private investment funds for which Corvex acts as investment advisor. The 13D also notes that Mr. Meister, by virtue of his position as control person of the general partner of Corvex, may be considered to beneficially own such shares. The 13D indicates that the Soroban Persons may be the beneficial owner of and have shared voting and dispositive power over 21,000,000 shares of our common stock held for the account of SMF Fund, a private investment fund for which SCP LLC acts as investment manager and the general partner of which is controlled by Mr. Mandelblatt. SCP LLC is controlled by Mr. Mandelblatt through his role as Managing Partner of SCP LLC. According to the 13D, the share amounts in the preceding sentence and the table above exclude certain cash-settled options held with respect to our common stock by the Reporting Persons. The principal business address of the Corvex Persons is 712 Fifth Avenue, 23rd Floor, New York, New York 10019. The principal business address of SMF Fund is Gardenia Court, Suite 3307, 45 Market Street, Camana Bay, Grand Cayman KY1-1103, Cayman Islands and the principal business address of SCP LLC and Mr. Mandelblatt is 444 Madison Avenue, 21st Floor, New York, New York, 10022.

(2)

According to a Schedule 13G filed with the SEC on December 20, 2013, as amended on January 28, 2014 (as amended, the “Morgan Stanley 13G”), Morgan Stanley, a parent holding company / control person and corporation, may beneficially own the shares of common stock listed in the table above. The Morgan Stanley 13G indicates that Morgan Stanley may have sole voting power over 36,171,929 of our common shares, shared voting power over 2,166,633 of our common shares, and sole dispositive power over 39,772,285 of our common shares. The address of Morgan Stanley is 1585 Broadway, New York, New York, 10036.

(3)

According to a Schedule 13G filed with the SEC on February 12, 2014 (the “Vanguard 13G”), The Vanguard Group, an investment advisor, may beneficially own the shares of common stock listed in the table above. The Vanguard 13G indicates that The Vanguard Group may have sole voting power over 1,110,944 of our common shares, sole dispositive power over 33,836,953 of our common shares, and shared dispositive power over 1,040,060 of our common shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)	Ownership percentage is reported based on 685,317,418 shares of common stock outstanding on February 28, 2014.

The following table sets forth, as of February 28, 2014, the number of shares of our common stock beneficially owned by each of our directors and nominees for directors, by the NEOs, and by all directors and executive officers as a group.

Name of Individual or Group	Shares of Williams Common Stock Owned Directly or Indirectly(1)(2)	Williams Shares Underlying Options Exercisable Within 60 Days(3)	Total	Percent of Class(4)
Alan S. Armstrong	554,170	546,142	1,100,312	*
Donald R. Chappel	618,679	585,149	1,203,828	*
Joseph R. Cleveland (5)	34,352	0	34,352	*
Kathleen B. Cooper	34,708	5,527	40,235	*
John A. Hagg	18,285	0	18,285	*
Juanita H. Hinshaw	47,014	16,383	63,397	*
Ralph Izzo	4,762	0	4,762	*
Frank T. MacInnis	121,684	19,388	141,072	*
Eric W. Mandelblatt (6)	21,000,000	0	21,000,000	3.06%
Rory L. Miller	184,281	124,673	308,954	*
Steven W. Nance	10,118	0	10,118	*
Fred E. Pace	77,996	22,216	100,212	*
James E. Scheel	113,239	78,242	191,481	*
Murray D. Smith (7)	17,285	0	17,285	*
Janice D. Stoney (8)	92,308	13,379	105,687	*
Laura A. Sugg	17,219	0	17,219	*
All directors and executive officers as a group (23 persons)	23,700,918	2,007,371	25,708,289	3.75%

*	Less than 1%.
(1)

Includes shares held under the terms of incentive plans as follows: Mr. Armstrong, 352,176 restricted stock units; Mr. Chappel, 181,241 restricted stock units; Mr. Miller, 107,557 restricted stock units; Mr. Pace, 73,758 restricted stock units; and Mr. Scheel, 104,547 restricted stock units. Restricted stock units include both time-based and performance-based units and do not have voting or investment power.

(2)

Includes restricted stock units over which directors have no voting or investment power held under the terms of compensation plans as follows: Mr. Cleveland, 8,806; Dr. Cooper, 8,806; Mr. Hagg, 5,418; Ms. Hinshaw, 8,806; Mr. Izzo, 4,762; Mr. MacInnis, 13,158; Mr. Nance, 5,418; Mr. Smith, 5,418; Ms. Stoney, 31,232; and Ms. Sugg, 8,806.

(3)

The SEC deems a person to have beneficial ownership of all shares that the person has the right to acquire within 60 days. The shares indicated represent stock options granted under our current or previous stock option plans that are currently exercisable or will become exercisable within 60 days of February 28, 2014. Shares subject to options cannot be voted.

(4)

Ownership percentage is reported based on 685,317,418 shares of common stock outstanding on February 28, 2014, plus, as to the holder thereof only and no other person, the number of shares (if any) that the person has the right to acquire as of February 28, 2014, or within 60 days from that date, through the exercise of all options and other rights.

(5)	Represents 3,047 shares held in the Joe R. Cleveland Family Trust dated November 21, 2008, Joe R. and Evelyn Cleveland, Trustees.
(6)

Please see the table above setting forth information concerning beneficial ownership by holders of five percent or more of our common stock for information about Mr. Mandelblatt’s beneficial holdings of our shares.

(7)	Represents 3,000 shares held by Murray D. Smith and Associates Limited.

(8)	Represents 60,076 shares held in the Larry and Janice Stoney Family Trust dated March 25, 2008, Larry D. & Janice D. Stoney, Trustees.

The following table sets forth, as of February 28, 2014, the number of common units of Williams Partners L.P. (“WPZ”) beneficially owned by each of our directors and nominees for directors, by the NEOs, and by all directors and executive officers as a group. None of the persons in the table below own any Class D units of WPZ.

Name of Individual or Group	WPZ Common Units Owned Directly or Indirectly	Percent of Class(1)
Alan S. Armstrong (2)	20,000	*
Donald R. Chappel	22,584	*
Joseph R. Cleveland (3)	2,000	*
Kathleen B. Cooper	0	*
John A. Hagg	0	*
Juanita H. Hinshaw	2,492	*
Ralph Izzo	0	*
Frank T. MacInnis	8,792	*
Eric W. Mandelblatt	0	*
Rory L. Miller	0	*
Steven W. Nance	0	*
Fred E. Pace	0	*
James E. Scheel	0	*
Murray D. Smith	0	*
Janice D. Stoney (4)	8,792	*
Laura A. Sugg	0	*
All directors and executive officers as a group (23 persons)	74,391	*

*	Less than 1%.
(1)

Ownership percentage is reported based on 159,153,455 common units, which is the number of common units outstanding on February 28, 2014 (438,625,699) less the number of common units owned by a subsidiary of the Company on such date (279,472,244).

(2)

10,000 units are held in the Alan Stuart Armstrong Trust dated June 16, 2010, with Alan Armstrong as trustee, and 10,000 units are held in the Shelly Stone Armstrong Trust dated June 16, 2010, with Shelly Armstrong as trustee.

(3)	Units are held in the Joe R. Cleveland Family Trust dated November 21, 2008, Joe R. and Evelyn Cleveland, Trustees.
(4)	Units are held in the Larry and Janice Stoney Family Trust dated March 25, 2008, Larry D. & Janice D. Stoney, Trustees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and certain of its officers to file reports of their ownership of Williams common stock and of changes in such ownership with the SEC and the NYSE. Regulations also require Williams to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. Based solely on a review of the copies of such reports furnished to the Company and written representations from certain reporting persons, we believe that all of our officers, directors, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2013.

NAMED EXECUTIVE OFFICER PROFILES

The following profiles provide biographical information and summarize total targeted compensation for 2013 for our NEOs. These profiles are provided in addition to the detailed compensation tables required by the SEC.

Alan S. Armstrong

Chief Executive Officer

Position held since 2011

Age: 51

Director since 2011. Mr. Armstrong became one of our directors and our Chief Executive Officer and President in 2011. From 2002 to 2011, he was Senior Vice President — Midstream and acted as President of our midstream business. From 1999 to 2002, Mr. Armstrong was Vice President, Gathering and Processing for Midstream. From 1998 to 1999 he was Vice President, Commercial Development for our midstream business. Since 2011, Mr. Armstrong has served as Chairman of the Board and Chief Executive Officer of our affiliate Williams Partners GP LLC, the general partner of Williams Partners L.P., where he was Senior Vice President — Midstream from 2010, and Chief Operating Officer and a director from 2005. Since 2012, Mr. Armstrong has served as a director and a member of the compensation committee of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P. (a midstream natural gas service provider), in which we own an interest. Mr. Armstrong has served as a director of BOK Financial Corporation since April 2013. Mr. Armstrong also serves on the National Petroleum Council and as a director for the American Petroleum Institute. He is the past Chairman and a current board member of the University of Oklahoma College of Engineering Board of Visitors. He serves as a member of the board of Junior Achievement, USA.

2013 Target Compensation1

Long-Term Incentives (LTI)
Performance-based RSUs	$2,612,500
Time-based RSUs	$1,187,500
Stock Options	$950,000
Short-Term Incentive at Target
Annual Incentive Program (“AIP”)	$1,287,500
Base Pay	$1,030,000

Total Target Compensation	$7,067,500
Retirement Benefits
Pension (year over year change)	$(173,215)
Restoration Plan (year over year change)	$(271,639)
401(k) Company Match	$15,300

Payment Upon Termination

(As of December 31, 2013)

Voluntary Termination	$0
Termination with Cause	$0
Involuntary Termination without Cause	$10,807,386
Retirement	$0
Death or Disability	$12,899,146
Change in Control	$24,847,285

Stock Ownership Requirements

As of December 31, 2013, Mr. Armstrong’s ownership in our common stock exceeded the required CEO ownership threshold of six times base salary.

1  Please note that 2013 Compensation reflects target pay and consists of annual base pay, AIP at target, and the targeted long-term incentive grant. These amounts will differ from the Summary Compensation Table. The retirement benefits are valued in the same manner shown in the Summary Compensation Table.

2013 Target Compensation Chart

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 68% of Mr. Armstrong’s total target compensation.

Donald R. Chappel

Senior Vice President and Chief Financial Officer

Position held since 2003

Age: 62

Prior to joining Williams, Mr. Chappel held various financial, administrative, and operational leadership positions. Mr. Chappel is included in Institutional Investor magazine’s Best CFOs listing for 2013, 2012, 2011, 2010, 2008, 2007, and 2006. Since 2005, Mr. Chappel has served as Chief Financial Officer and a director of Williams Partners GP LLC, the general partner of Williams Partners L.P. Mr. Chappel was Chief Financial Officer, from 2007, and a director, from 2008, of Williams Pipeline GP LLC, the general partner of Williams Pipeline Partners L.P., until its merger with Williams Partners L.P. in 2010. Since 2012, Mr. Chappel has served as a director and a member of the compensation committee of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P. (a midstream natural gas service provider), in which we own an interest. Mr. Chappel is also a director of SUPERVALU Inc. (a grocery and pharmacy company), serving as a member of its audit committee and corporate governance and nominating committee. Mr. Chappel serves as a director of two not-for-profit organizations — The Children’s Hospital Foundation at St. Francis and Family & Children’s Services of Oklahoma.

2013 Target Compensation1

Long-Term Incentives (LTI)
Performance-based RSUs	$1,080,000
Time-based RSUs	$840,000
Stock Options	$480,000
Short-Term Incentive at Target
Annual Incentive Program	$483,750
Base Pay	$645,000

Total Target Compensation	$3,528,750
Retirement Benefits
Pension (year over year change)	$(41,926)
Restoration Plan (year over year change)	$(237,470)
401(k) Company Match	$15,300

Payment Upon Termination

(As of December 31, 2013)

Voluntary Termination	$0
Termination with Cause	$0
Involuntary Termination without Cause	$6,516,556
Retirement	$6,528,967
Death or Disability	$7,784,996
Change in Control	$13,356,413

Stock Ownership Requirements

As of December 31, 2013, Mr. Chappel ownership in our common stock exceeded the required NEO ownership threshold of three times base salary.

1  Please note that 2013 Compensation reflects target pay and consists of annual base pay, AIP at target, and the targeted long-term incentive grant. These amounts will differ from the Summary Compensation Table. The retirement benefits are valued in the same manner shown in the Summary Compensation Table.

2013 Target Compensation Chart

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 57% of our NEO’s total target compensation.

Fred E. Pace

Senior Vice President — E&C (Engineering and Construction)

Position held since January 2013

Age: 52

From 2011 until January 2013, Mr. Pace served Williams in project engineering and development roles, including service as Vice President Engineering and Construction for Williams’ midstream business. From 2009 to 2011, Mr. Pace was the managing member of PACE Consulting, LLC (an engineering and consulting firm serving the energy industry). In 2003, Mr. Pace co-founded Clear Creek Natural Gas, LLC, later known as Clear Creek Energy Services, LLC (a provider of engineering, construction, and operational services to the energy industry) where he served as Chief Executive Officer until 2009. Mr. Pace has over 30 years of experience in the engineering, construction, operation, and project management areas of the energy industry, including prior service with Williams from 1985 to 1990. Mr. Pace also serves as Senior Vice President — E&C of our affiliate Williams Partners GP LLC, the general partner of Williams Partners L.P.

2013 Target Compensation1

Long-Term Incentives (LTI)
Performance-based RSUs	$585,000
Time-based RSUs	$455,000
Stock Options	$260,000
Short-Term Incentive at Target
Annual Incentive Program	$260,000
Base Pay	$400,000

Total Target Compensation	$1,960,000
Retirement Benefits
Pension (year over year change)	$5,375
Restoration Plan (year over year change)	$41,045
401(k) Company Match	$15,300

Payment Upon Termination

(As of December 31, 2013)

Voluntary Termination	$0
Termination with Cause	$0
Involuntary Termination without Cause	$1,810,666
Retirement	$0
Death or Disability	$2,095,403
Change in Control	$4,881,064

Stock Ownership Requirements

As of December 31, 2013, Mr. Pace’s ownership in our common stock did not meet the required NEO ownership threshold of three times base salary. Mr. Pace must retain at least 50 percent of any vested equity awards net of taxes.

1  Please note that 2013 Compensation reflects target pay and consists of annual base pay, AIP at target, and the targeted long-term incentive grant. These amounts will differ from the Summary Compensation Table. The retirement benefits are valued in the same manner shown in the Summary Compensation Table.

2013 Target Compensation Chart

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 57% of our NEO’s total target compensation.

Rory L. Miller

Senior Vice President – Atlantic - Gulf

Position held since January 2013

Age: 53

From 2011 through 2012, Mr. Miller was Senior Vice President – Midstream, acting as President of our midstream business. He was a Vice President of our midstream business from 2004 to 2011. Mr. Miller also serves as a director and Senior Vice President – Atlantic—Gulf of our affiliate Williams Partners GP LLC, the general partner of Williams Partners L.P. Mr. Miller is a member of the board of directors for the Gas Processors Association and the Natural Gas Supply Association.

2013 Target Compensation1

Long-Term Incentives (LTI)
Performance-based RSUs	$585,000
Time-based RSUs	$455,000
Stock Options	$260,000
Short-Term Incentive at Target
Annual Incentive Program	$318,500
Base Pay	$455,000

Total Target Compensation	$2,073,500
Retirement Benefits
Pension (year over year change)	$(147,736)
Restoration Plan (year over year change)	$(42,763)
401(k) Company Match	$15,300

Payment Upon Termination

(As of December 31, 2013)

Voluntary Termination	$0
Termination with Cause	$0
Involuntary Termination without Cause	$4,175,785
Retirement	$0
Death or Disability	$4,958,492
Change in Control	$8,571,448

Stock Ownership Requirements

As of December 31, 2013, Mr. Miller’s ownership in our common stock exceeded the required NEO ownership threshold of three times base salary.

1  Please note that 2013 Compensation reflects target pay and consists of annual base pay, AIP at target, and the targeted long-term incentive grant. These amounts will differ from the Summary Compensation Table. The retirement benefits are valued in the same manner shown in the Summary Compensation Table.

2013 Target Compensation Chart

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 57% of our NEO’s total target compensation.

]

  James E. Scheel

  Senior Vice President – Northeast G&P

  Position held since January 2014

  Age: 49

Mr. Scheel joined Williams in 1988 and has served in leadership roles in business and strategic development, engineering and operations, operational excellence, our NGL business, and international and joint venture operations. Mr. Scheel has experience with more than $6 billion in transactions and business integrations. In Lithuania, Mr. Scheel helped Williams negotiate the purchase of a distressed company and led the operational aspects of modernizing a refinery and completing an oil export terminal. Mr. Scheel also serves as a director and as Senior Vice President — Northeast G&P of our affiliate Williams Partners GP LLC, the general partner of Williams Partners L.P. From 2012 to January 2014, Mr. Scheel served as Senior Vice President – Corporate Strategic Development for Williams and Williams Partners GP LLC. From 2011 to 2012, Mr. Scheel served as Vice President of Business Development for Williams’ midstream business. From 2012 to February 2014, Mr. Scheel served as a director of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P. (a midstream natural gas service provider), in which we own an interest.

2013 Target Compensation1

Long-Term Incentives (LTI)
Performance-based RSUs	$630,000
Time-based RSUs	$490,000
Stock Options	$280,000
Short-Term Incentive at Target
Annual Incentive Program	$256,750
Base Pay	$395,000

Total Target Compensation	$2,051,750
Retirement Benefits
Pension (year over year change)	$(159,576)
Restoration Plan (year over year change)	$21,631
401(k) Company Match	$15,300

Payment Upon Termination

(As of December 31, 2013)

Voluntary Termination	$0
Termination with Cause	$0
Involuntary Termination without Cause	$2,789,482
Retirement	$0
Death or Disability	$3,437,936
Change in Control	$6,586,154

Stock Ownership Requirements

As of December 31, 2013, Mr. Scheel’s ownership in our common stock exceeded the required NEO ownership threshold of three times base salary.

1  Please note that 2013 Compensation reflects target pay and consists of annual base pay, AIP at target, and the targeted long-term incentive grant. These amounts will differ from the Summary Compensation Table. The retirement benefits are valued in the same manner shown in the Summary Compensation Table.

2013 Target Compensation Chart

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 57% of our NEO’s total target compensation.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis (“CD&A”) provides a detailed description of the objectives and principles of Williams’ executive compensation programs. It explains how compensation decisions are linked to performance as compared to the Company’s strategic goals and stockholder interests. Generally, Williams’ executive compensation programs apply to all officers, however this CD&A focuses on the NEOs for the Company for the 2013 fiscal year.

Compensation Highlights

•

Pay-for-performance: We design our compensation programs to support our commitment to performance. At target, we provide at least 80% of an NEOs compensation through programs in which the amounts received will vary based on our performance.

–

Equity awards, consisting of performance-based restricted stock units (“RSUs”), time-based RSUs, and stock options, are used to align compensation with the long-term interests of our stockholders. Our performance-based RSUs, which are the largest component of an NEO’s long-term incentive award, measure both absolute and relative total stockholder return (“TSR”) to determine the actual number of units that will be distributed to an NEO upon vesting. We are unique among our comparator companies in measuring both relative TSR, which gauges our TSR performance relative to our comparator companies, and absolute TSR, which requires that we deliver a strong absolute TSR to our stockholders, in order to earn the targeted number of units upon vesting. In 2013, the performance-based RSUs granted in 2010 exceeded our three-year annualized TSR targets by achieving a relative TSR performance in the top quartile of our comparator group and exceeding the stretch goal of 18% for the annualized absolute TSR delivered to our stockholders. As a result of this strong performance, the performance pay-out for these awards was certified at 188.24%.

–

Our performance-based cash compensation is paid under our Annual Incentive Program (“AIP”) based on financial performance and individual performance. Under this program, cash compensation reflects annual business performance and is based on weighted measures of adjusted operating distributable cash flow, controllable costs, and fee-based revenue. Actual 2013 AIP performance was 81.0% of the target.

•

Stock Ownership Guidelines: All NEOs, consistent with their responsibilities to stockholders, must hold an equity interest in the Company equal to a stated multiple of their base pay. Effective January 1, 2014, unvested performance-based equity awards will no longer be counted towards shares owned in the executive stock ownership guidelines.

•

Say on Pay: We seek stockholder support on our executive compensation pay programs annually. In 2013, our stockholders showed overwhelming support of our programs with 95.18% “for” votes. In considering this positive response, along with our analysis of the competitive market, we have not made any material changes to our overall executive compensation program.

2013 Business Overview

In the face of challenges in 2013 presented by the continued decline in NGL margins and the significant and tragic Geismar incident, we continued growing fee-based revenues while managing costs and executing on our strategy to safely and reliably connect enduring low cost natural gas and natural gas products with high-value markets. As intended, the new organizational structure we put into place at the beginning of 2013 helped to strengthen the company’s fundamental capabilities of project execution and operational excellence.

In 2013, we increased our full-year dividend to shareholders by 20 percent, and we expect cash flow growth from Williams Partners and Access Midstream Partners to drive this level of annual dividend growth through the 2014 to 2015 guidance period. Our overall level of capital investment in our business was more than $4 billion during 2013.

We placed into service a number of important capital projects and continued growing our gathering and processing operations to meet producer needs in the Utica-Marcellus where our gathered volumes reached a new monthly average record of 2 billion cubic feet a day. We continued our ongoing build-out of the Transco pipeline system and completed timely expansions in 2013 that drove record-breaking volume deliveries in areas stretching from Mississippi to New York City.

Projects and milestones

•

In the first quarter of 2013, WPZ placed into service the Mid-Atlantic Connector, a 142 Mdth/d expansion of Transco’s mainline from an existing interconnection with East Tennessee Natural Gas in North Carolina to markets as far downstream as Maryland.

•

Effective April 1, 2013, WPZ sold a 49 percent interest in Gulfstar One LLC (Gulfstar One) to a third party for $187 million, representing their proportionate share of estimated capital expenditures to date for the construction of Gulfstar FPS™, which is a proprietary floating production system and has been under construction since late 2011. It is supported by multiple agreements with two major producers to provide production handling, export pipeline, oil and gas gathering and gas processing services for the Tubular Bells field development located in the eastern deepwater Gulf of Mexico. We expect Gulfstar FPS™ to be capable of serving as a central host facility for other deepwater prospects in the area. The project is expected to be in service in the third quarter of 2014.

–

In December 2013, Gulfstar One agreed to host the Gunflint development, which will result in an expansion of the Gulfstar One system to provide production handling capacity of 20 Mbbls/d and 40 MMcf/d for Gunflint. The project has a first oil target of mid-2016.

•

In the second quarter of 2013, through our equity investment in Overland Pass Pipeline (“OPPL”), we completed the construction of a pipeline expansion, which increased the pipeline’s capacity to 255 Mbbls/d. In addition, a new connection was completed in April 2013 to bring new NGL volumes to OPPL from the Bakken Shale in the Williston basin.

•

In the second quarter of 2013, we completed an expansion to our natural gas gathering system, processing facilities, and fractionator in our Ohio Valley Midstream business of the Marcellus Shale including a third turbo-expander at our Fort Beeler facility, which added 200 MMcf/d of processing capacity.

•

In the second quarter of 2013, we formed a joint project to develop the Bluegrass Pipeline. We own a 50 percent interest in Bluegrass Pipeline, which would connect processing facilities in the Marcellus and Utica shale-gas areas in the U.S. Northeast to growing petrochemical and export markets in the U.S. Gulf Coast. The proposed pipeline would deliver mixed NGLs from these producing areas to proposed new fractionation and storage facilities, which would have connectivity to petrochemical facilities and product pipelines along the coasts of Louisiana and Texas. We currently estimate that the project will be placed in-service in mid-to-late 2016.

•

In the second quarter of 2013, we placed into service the second phase of the Mid-South Expansion project which involved a 130 Mdth/d expansion of Transco’s mainline from Station 85 in Choctaw County, Alabama to markets as far downstream as North Carolina.

•

In June 2013, we filed an application with the FERC for authorization to construct and operate the new jointly owned Constitution pipeline. In February 2014, we received the FERC’s draft environmental statement regarding the project. We currently own 41 percent of Constitution with three other parties holding 25 percent, 24 percent, and 10 percent, respectively. We will be the operator of Constitution. The 120-mile Constitution pipeline will connect our gathering system in Susquehanna County, Pennsylvania, to the Iroquois Gas Transmission and Tennessee Gas Pipeline systems in New York. We plan to place the project into service in late 2015 to 2016, with an expected capacity of 650 Mdth/d. The pipeline is fully subscribed with two shippers.

•

On August 31, 2012, Transco submitted to the FERC a general rate filing principally designed to recover increased costs and to comply with the terms of the settlement in its prior rate proceeding. The new rates became effective March 1, 2013, subject to refund and the outcome of the hearing. On August 27, 2013, Transco filed a stipulation and agreement with the FERC proposing to resolve all issues in this proceeding without the need for a hearing (Agreement). On December 6, 2013, the FERC issued an order approving the Agreement without modifications. Pursuant to its terms, the Agreement became effective March 1, 2014.

•

In the fourth quarter of 2013, the Northeast Supply Link Project was placed into service, increasing capacity by 250 Mdth/d on Transco’s existing natural gas transmission system from the Marcellus Shale production region on the Leidy Line to various delivery points in New York and New Jersey.

•

Top Quartile Total Shareholder Return Performance - For each of the three-year measurement periods from 2009-2011, 2010-2012, and 2011-2013, Williams has delivered a Total Shareholder Return in the top quartile of our comparator company group.

•

Set forth below is a chart comparing Williams’ cumulative total stockholder return on our common stock (assuming reinvestment of dividends) to the cumulative total return of the S&P 500 Stock Index and the median of our comparator company group. For more details on our comparator company group, see the CD&A section titled “Determining Our Comparator Group.” The graph below assumes an initial investment of $100 at the beginning of the period on December 31, 2010.

Compensation Summary

Objective of Our Compensation Programs

The role of compensation is to attract and retain the talent needed to increase stockholder value and to help our businesses meet or exceed financial and operational performance targets. Our compensation programs’ objective is to reward our NEOs and employees for successfully implementing our strategy to grow our business and create long-term stockholder value. To that end, in 2013 we used relative and absolute TSR to measure long-term performance; and we used adjusted operating distributable cash flow, controllable costs, and fee-based revenue to measure annual performance. We believe using separate long-term and annual metrics to incent and pay NEOs helped ensure that the business decisions made were aligned with the long-term interests of our stockholders.

Our Pay Philosophy

Our pay philosophy throughout the entire organization is to pay for performance, be competitive in the marketplace, and consider the value a job provides to the Company. Our compensation programs reward NEOs not just for accomplishing goals, but also for how those goals are pursued. We strive to reward the right results and the right behaviors while fostering a culture of collaboration and teamwork.

The principles of our pay philosophy influence the design and administration of our pay programs. Decisions about how we pay NEOs are based on these principles. The Committee uses several types of pay that are linked to both our long-term and short-term performance in the executive compensation programs. Included are long-term incentives, annual cash incentives, base pay, and benefits. The chart below illustrates the linkage between the types of pay we use and our pay principles.

Pay Principles	Long-term Incentives	Annual Cash Incentives	Base Pay	Benefits
Pay should reinforce business objectives and values.	✓	✓	✓
A significant portion of an NEO’s total pay should be variable based on performance.	✓	✓
Incentive pay should balance long-term, intermediate, and short-term performance.	✓	✓
Incentives should align interest of NEOs with stockholders.	✓	✓
Pay opportunities should be competitive.	✓	✓	✓	✓
A portion of pay should be provided to compensate for the core activities required for performing in the role.			✓	✓
Pay should foster a culture of collaboration with shared focus and commitment to our Company.	✓	✓

Our Commitment to Pay for Performance

We give significant consideration to the need to balance our pay philosophy and practices with affordability and sustainability. We continued to grant long-term incentives in the form of (1) performance-based RSUs, (2) time-based RSUs, and (3) stock options in 2013 to emphasize our commitment to pay for performance, enable ownership in the Company, and ensure appropriate retention of our NEOs.

Consistent with this commitment, we have granted performance-based RSUs to our NEOs since 2004. Performance-based RSUs awarded are only earned if we attain specific TSR results. We measure both relative TSR and absolute TSR as interdependent measures in determining the attainment level of our performance-based awards. Including absolute TSR ensures that we are delivering value to our stockholders, not simply performing well against our peers. Relative TSR may place us at the top of our peers; however, if we have not delivered value to our stockholders, awards would be limited. The companies in our comparator group typically only consider their TSR performance relative to a defined peer group regardless of whether their stockholders have experienced a return on their investment. Performance-based equity is a significant portion of our NEO compensation. The performance-based RSU matrix included in this section shows how the two metrics work together to generate a performance multiple. The matrix demonstrates that a maximum payout is achieved only when we exceed our goals both in absolute and relative terms. If our relative TSR performance is below the median of our comparator company group, we only deliver a payout if our absolute performance is at least a 7.5% annualized TSR to our stockholders during the three-year period. Even then, the payout would be between 0% - 50% of the original grant. Similarly, relative TSR performance near or at the top of our comparator group would be capped at 60% of the original grant if we fail to return at least 7.5% to our stockholders. This would result in each NEO receiving well below the targeted award despite high relative TSR compared to our peers. This is in sharp contrast to the companies in our comparator group who determine a payout based only on relative TSR. Without delivering the threshold absolute return to stockholders, relative TSR that fails to exceed the median of the comparator group will not generate any payout.

The performance-based RSUs granted in 2010 and 2011 for the 2010-2012 and 2011-2013 performance periods exceeded targets set for both absolute and relative TSR at the beginning of each performance period resulting in strong performance scores of 188.24% and 182.35% respectively. The 2010 awards were distributed in 2013. The 2011 awards will be distributed in 2014. Of note, within the past five vesting periods, two of our performance-based RSU grants have not achieved the minimum threshold for payout while three have achieved above target performance.

In addition to performance-based long-term incentive awards, we also reward performance through our Annual Incentive Program. Each year, we set performance targets for the AIP during the first quarter. The weighted performance measures established in 2013 were adjusted operating distributable cash flow, controllable costs, and fee-based revenue. Actual 2013 AIP performance was 81.0% of the target.

Compensation Recommendation and Decision Process

Role of Management

In order to make pay recommendations, management provides the CEO with data from the annual proxy statements of companies in our comparator group along with pay information compiled from nationally recognized executive and industry related compensation surveys sponsored by AonHewitt, Mercer, and Towers

Watson. The survey data is used to confirm that pay practices among companies in the comparator group are aligned with the market as a whole.

Role of the CEO

Before recommending base pay adjustments and long-term incentive awards to the Committee, our CEO reviews the competitive market information related to each of our other NEOs while also considering internal equity and individual performance.

For our 2013 annual cash incentive program, the CEO’s recommendation was based on business performance metrics with a potential adjustment for individual performance. Individual performance includes operating and/or functional area results, achievement of business goals, 2013 individual performance as measured by our Right Way/Right Results performance rating, and demonstrated key leadership competencies.

Role of the Other NEOs

Our other NEOs have no role in setting compensation for any of the NEOs.

Role of the Compensation Committee

For all NEOs, except the CEO, the Committee reviews the CEO’s recommendations, supporting market data, and individual performance assessments. In addition, the Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc., reviews all of the data and advises on the reasonableness of the CEO’s pay recommendations.

For the CEO, the Board meets in executive session without management present to review the CEO’s performance. In this session, the Board reviews:

•	Evaluations of the CEO completed by the board members and the executive officers (excluding the CEO);

•	The CEO’s written assessment of his/her own performance compared with the stated goals; and

•	Business performance of the Company relative to established targets as well as the financial and safety metrics presented as a supplement to business performance.

The Committee uses these evaluations and competitive market information provided by its independent compensation consultant to determine the CEO’s long-term incentive amounts, annual cash incentive target, base pay, and any performance adjustments to be made to the CEO’s annual cash incentive payment.

Role of the Independent Compensation Consultant

Frederic W. Cook & Co., Inc. is engaged directly by the Committee and assists the Committee in determining the compensation for our NEOs. To assist the Committee in discussions and decisions about compensation for our CEO, the Committee’s independent compensation consultant presents competitive market data that includes proxy data from the approved comparator group and published compensation data, using the same surveys and methodology used for our other NEOs (described in the “Role of Management” section in this CD&A). Our comparator group is developed by the Committee’s independent compensation consultant, with input from the Committee and management, and is approved by the Committee.

2013 Comparator Group

How We Use Our Comparator Group

We refer to publicly available information to analyze our comparator companies’ practices including how pay is divided among equity, annual incentives, base pay and other forms of compensation. This allows the Committee to ensure competitiveness and appropriateness of proposed compensation packages. When setting pay, the Committee uses market median information of our comparator group, as opposed to market averages, to ensure that the impact of any unusual events that may occur at one or two companies during any particular year is diminished from the analysis. If an event is particularly unusual and surrounded by unique circumstances, the data is completely removed from the assessment. Two of our comparator companies’ are not considered in our aggregate pay statistics due to significant pay practice differences, but are still considered in the analysis of company performance with regard to our performance-based equity awards.

Determining Our Comparator Group

Companies in our comparator group have a range of revenues, assets, and market capitalization. Business consolidation and unique operating models create some challenges in identifying comparator companies. Accordingly, we take a broad view of comparability to include organizations that are similar to Williams in some, but not all, respects. This results in compensation that is appropriately scaled and reflects comparable complexities in business operations. We typically aim for a comparator group of 15 to 25 companies so our comparisons will be valid. The 2013 comparator group included the following 17 companies, which comprised a mix of both direct competitors and companies with whom we compete for talent.

		End of 2012 Fiscal Year (dollars in millions)
Company Name	Ticker	Revenue	Total Assets	Market Cap
Atmos Energy	ATO	$3,439	$7,496	$3,230
CenterPoint Energy, Inc.	CNP	7,452	22,871	8,233
Devon Energy	DVN	9,502	43,326	21,128
Dominion Resources	D	13,093	46,838	29,853
Enbridge Inc.	ENB	25,306	47,172	34,645
Energy Transfer Equity	ETE	16,964	48,904	12,733
EQT	EQT	1,642	8,850	8,868
Kinder Morgan	KMI	9,973	68,185	36,590
Nisource	NI	5,061	21,845	7,746
Oneok	OKE	12,633	15,855	8,764
Plains All American Pipeline LP	PAA	37,797	19,235	15,208
Sempra Energy	SRE	9,647	36,499	17,259
Southern	SO	16,537	63,149	37,201
Spectra Energy Corp.	SE	5,075	30,587	18,294
Targa Resources Corp.	TRGP	5,886	5,105	2,237
Transcanada Corp.	TRP	8,007	48,333	33,181
WPX Energy	WPX	3,189	9,456	2,978
Company Count	17
	25th percentile	5,075	15,855	8,233
	50th percentile	9,502	30,587	15,208
	75th percentile	13,093	47,172	29,853
The Williams Companies, Inc.		$7,486	$24,327	$22,313
	Percent Rank	38%	45%	70%

The Committee determined to maintain these companies for the 2014 comparator group.

Our Pay Setting Process

Setting pay is an annual process that occurs during the first quarter of the year. The Committee completes a review to ensure we are paying competitively, equitably, and in a way that encourages and rewards performance.

The compensation data of our comparator group, disclosed in proxy statements, is the primary market data we use when benchmarking the competitive pay of our NEOs. Aggregate market data obtained from recognized third-party executive compensation survey companies is used to supplement and validate comparator group market data.

Although the Committee reviews relevant data as it designs compensation packages, setting pay is not an exact science. Because market data alone does not reflect the strategic competitive value of various roles within our Company, internal pay equity is also considered when making pay decisions. Other considerations when making pay decisions for the NEOs include individual experience, sustained performance, historical pay, realized and realizable pay over three-years, and tally sheets that include annual pay and benefit amounts, wealth accumulated over the past five-years, and the total aggregate value of the NEOs’ equity awards and holdings.

When setting pay, we determine a target pay mix (distribution of pay among long-term incentives, annual incentives, base pay, and other forms of compensation) for the NEOs. The target pay mix for each NEO can be found in the Named Executive Officer Profile section included in this proxy statement and is illustrated in the pie charts below. Consistent with our pay-for-performance philosophy, the actual amounts paid, excluding benefits, are determined based on Company and individual performance. Because performance is a factor, the target versus actual pay mix will vary, specifically as it relates to the annual cash incentives and performance-based RSUs.

Note: Performance-based compensation includes: performance-based RSUs, stock options, and AIP, which accounts for approximately 68% of our CEO’s and 57% of our NEO’s total target compensation.

How We Determine the Amount for Each Type of Pay

Long-term incentives, annual cash incentives, base pay, and benefits accomplish different objectives. The table below illustrates a summary of the primary objectives associated with each component of pay listed in the order of most significant to the NEO’s total compensation. The table is followed by specific details regarding each pay component.

Type of Pay	Fixed or Variable	Form	Performance Period		Objective
Long-term Incentives		Performance-based RSUs Time-based RSUs Stock Options		•	Incents the accomplishment of long-term sustainable business goals
	Variable		Up to ten-years	•	Aligns interests of executives to our stockholders
				•	Promotes ownership in the Company
				•	Provides attraction and retention
Annual Cash Incentives (our AIP)				•	Incents the accomplishment of annual business goals
	Variable	Cash	One-year	•	Aligns interests of executives to our stockholders
				•	Provides attraction and retention
				•	Compensates for carrying out the duties of the job
Base Pay	Fixed	Cash	One-year	•	Recognizes individual experience, skills, and sustained performance
				•	Provides attraction and retention

Long-Term Incentives

To determine the value for long-term incentives granted to an NEO each year, we consider the following factors:

•	the proportion of long-term incentives relative to base pay;

•	the NEO’s impact on Company performance and ability to create value;

•	long-term business objectives;

•	awards made to executives in similar positions within our comparator group of companies;

•	the market demand for the NEO’s particular skills and experience;

•	the amount granted to other NEOs in comparable positions at the Company;

•	the NEO’s demonstrated performance over the past few years; and

•	the NEO’s leadership performance.

A summary of the long-term incentive program details for 2013 and 2014 are shown in the table below. The long-term incentive mix for the CEO differs from the mix for the other NEOs. Since the CEO has more opportunity to influence our financial results, the Committee considers it appropriate that a greater percentage of his long-term incentives are directly tied to the performance of the Company’s stock price.

	Performance-based RSUs	Time-based RSUs	Stock Options
CEO Equity Mix	55%	25%	20%
NEO Equity Mix	45%	35%	20%
Term	Three-years	Three-years	Ten-years
Frequency	Granted annually	Granted annually	Granted annually
Performance criteria	Absolute TSR and Relative TSR	Retention	Stock price appreciation
Vesting	Cliff vesting after three-years	Cliff vesting after three-years	Ratable vesting over three-years
Payout	Upon vesting, shares are distributed based on performance certification (0% - 200%)	Upon vesting, shares are distributed	Upon vesting, options are available to exercise
Dividends	No dividends	Dividend equivalents accrued and paid in cash upon vesting [1]	No dividends

      1 – Dividend equivalents began accruing with the 2012 grant

Minimum Vesting Period.  The 2007 Incentive Plan requires a minimum three-year vesting period for all RSU awards and at least a portion of all stock option awards.

2013 Performance-based RSUs Granted.  As mentioned in the “Our Commitment to Pay for Performance” section earlier, we believe it is important to measure TSR on both an absolute and a relative basis. The chart under that section provides the absolute and relative TSR targets for the 2013 performance-based restricted stock unit awards for the 2013 to 2015 performance period and the continuum that will determine the resulting potential payout level.

2010 Performance-based RSUs Earned.  The three-year performance cycle for our 2010 performance-based RSUs ended at the end of 2012 and were distributed in 2013 upon vesting and performance certification. As discussed earlier in the CD&A, we exceeded the performance requirements established prior to the awards being granted in 2010. We surpassed the stretch goal for the annualized TSR and performed well relative to our comparator companies achieving a relative TSR performance in the top quartile of our comparator company group. Applying these results generated a 188.24% performance result.

2011 Performance-based RSUs Earned.  We also surpassed the three-year performance criteria for our 2011 performance-based RSU awards which ended at the end of 2013 and were distributed in 2014 upon vesting and performance certification. We exceeded the stretch goal for our annualized TSR and performed in the top quartile relative to our comparator company group. Applying these results to the matrix displayed in “Our Commitment to Pay for Performance” section generated a 182.35% performance result.

Time-Based RSUs.  We grant time-based RSUs to retain executives and to facilitate stock ownership. The use of time-based RSUs is also consistent with the practices of our comparator group of companies. In 2012, we began accruing dividend equivalents on our time-based RSUs in line with transformation into a high-growth, high-dividend energy infrastructure company. Our quarterly dividend has increased since 2010, growing from $.11 to $.38. Accrued dividend equivalents will only distribute upon vesting.

Stock Option Awards.  For recipients, stock options have value only to the extent the price of our common stock is higher on the date the options are exercised than it was on the date the options were granted.

Grant Practices.  The Committee typically approves our annual equity grant in February or early March of each year, shortly after the annual earnings release. The grant date for awards is on or after the date of such approval to ensure the market has time to absorb material information disclosed in the earnings release and reflect that information in the stock price. Our grant practices in 2013 were consistent with prior years. The grant date for off-cycle grants for individuals who are not NEOs, for reasons such as retention or new hires, is the first business day of the month following the approval of the grant. By using this consistent approach, we remove grant timing from the influence of the release of material information.

Stock Ownership Guidelines.  Our program provides stock ownership guidelines for each of our NEOs and our Board of Directors as shown in the table below:

Position	Ownership Multiple	As a Multiple of	Holding / Retention Requirement
CEO	6x	Base Pay	50%, after taxes, until guidelines are met
NEO	3x	Base Pay	50%, after taxes, until guidelines are met
Board of Directors	5x	Annual Cash Retainer	60% until guidelines are met

The Committee annually reviews the guidelines for competitiveness and alignment with best practices and monitors the NEOs’ progress toward compliance. In 2013, shares owned outright and unvested performance-based and time-based RSUs counted as owned for purposes of the program. Stock options were not included as owned for purposes of the program. For 2014, performance-based equity awards will no longer be counted as shares owned. Stock options will continue to not be counted as shares owned. (It is important to note that the majority of NEO’s equity grants are in the form of performance-based RSUs and stock options.) NEOs must retain 50% of any vested equity awards, net of taxes, until their ownership guidelines are met. Board members must retain 60% of distributed vested equity awards until their ownership guidelines are met. It’s important to note while Williams’ CEO stock ownership guideline is six-times base salary, the median CEO ownership guideline of our comparator group of companies is just five-times base salary. Additionally, the majority of our comparator companies provide a five-year window for their CEO to meet their ownership guideline. During this time, no trading or sell restrictions are in place. At Williams, NEOs must hold at least 50% of any equity transaction if they have not met their ownership guideline regardless of their time in the role.

Annual Cash Incentives

As previously mentioned in the “Our Commitment to Pay for Performance” section, we pay annual cash incentives to encourage and reward our NEOs for making decisions that improve our performance in the near term as determined as one-year of performance through our AIP. The objectives of our AIP are to:

•	motivate and incent management to choose strategies and investments that maximize long-term stockholder value;

•	offer sufficient incentive compensation to motivate management to put forth extra effort, take prudent risks, and make effective decisions to maximize stockholder value;

•	provide sufficient total compensation to retain management; and

•	limit the cost of compensation to levels that will maximize the return of current stockholders without compromising the other objectives.

The AIP Calculation.    In 2012, we changed our annual performance measures for 2012 short-term incentives to create more understanding and transparency with stockholders and employees. In 2013 we continued using the AIP weighted measures of adjusted operating distributable cash flow, controllable costs, and fee-based revenue.

Each metric is directly aligned with our business strategy to operationally grow the business as well as continue to align with our dividend growth strategy.

Business Performance Metric	Weighting	Measuring	Importance
Adjusted Operating Distributable Cash Flow	40%	Cash generated	• Enables us to create value for our stockholders by generating cash to grow our business and aligns with our high dividend growth strategy
Controllable Costs	40%	Operating and Maintenance (O&M) and General and Administrative (G&A) costs	• Encourages cost management discipline while achieving our growth strategy
Fee-based Revenue	20%	Revenue created from fee-based contracts

• Creates a steady cash flow from our fee-based business for day to day operational and growth initiatives

• Clearly measures growth and profitability without the influence of commodity price volatility

In 2013, we introduced a safety modifier which could increase or decrease an NEO’s calculated 2013 AIP award by up to positive or negative 5% based on performance relative to the established safety measures of total recordable incident rate, lost time incident rate, and motor vehicle accidents.

NEOs’ AIP business performance is based on enterprise results of these business metrics in relation to established targets. We only use enterprise-level performance metrics for our NEOs in order to promote teamwork and collaboration by creating a shared goal for the overall Company performance. Our incentive program allows the Committee to make adjustments to these business performance metrics to reflect certain business events. When determining which adjustments are appropriate, we are guided by the principle that incentive payments should not result in unearned windfalls or impose undue penalties. In other words, we make adjustments to ensure NEOs are not rewarded for positive results they did not facilitate nor are they penalized for certain unusual circumstances outside their control.

Management regularly reviews with the Committee a supplemental scorecard reflecting the Company’s segment profit, earnings per share, cash flow from operations, stock price performance, Economic Value Added (“EVA®”)1, return on capital employed, and safety to provide updates regarding the Company’s performance as well as to ensure alignment between these measures and the AIP’s business performance metrics. This scorecard provides the Committee with additional data to assist in determining final AIP awards.

The Committee’s independent compensation consultant annually compares our relative performance on various measures, including TSR, earnings per share, and cash flow, with our comparator group of companies. The Committee also uses this analysis to validate the reasonableness of our AIP results.

How We Set the 2013 AIP Goals. Setting the business performance goals for the annual cash incentive program begins with internal budgeting and planning. This rigorous process includes an evaluation of the challenges and opportunities for the Company and each of our operational areas. The key steps are as follows:

•	The business and financial goals are created by the CEO, CFO, and NEOs and given to operational and functional areas to create specific business and financial plans.

•	Business and financial plans are submitted by the operational and functional areas and consolidated by the corporate planning department.

[1]	Economic Value Added® (EVA® ) is a registered trademark of Stern, Stewart & Co.

•	The business and financial plans are reviewed and analyzed by the CEO, CFO, and other NEOs.

Using the plan guidance, management establishes the AIP goal and recommends it to the Committee.

•	The Committee reviews, discusses, and makes adjustments as necessary to management’s recommendations and sets the goal during the first quarter of each fiscal year.

•	Thereafter, progress toward the goal is regularly monitored and reported to the Committee throughout the year.

The attainment percentage of AIP goals results in payment of annual cash incentives along a continuum between threshold and stretch levels, which corresponds to 0% through 200% of the NEO’s annual cash incentive target. NEOs have the possibility to exceed the stretch level up to 250% of their annual cash incentive target. The charts below show the goals for the 2013 annual cash incentive and the resulting payout level.

	(dollars in millions)
Measure	Threshold (0%)	Target (100%)	Stretch (200%)
Adjusted Operating Distributable Cash Flow	$2,050	$2,350	$2,650
Controllable Costs	($1,649)	($1,449)	($1,249)
Fee-Based Revenue	$3,109	$3,209	$3,309

Based on business performance relative to the established goals, the Committee certified performance results of $2,168 million in adjusted operating distributable cash flow, of ($1,357) million in controllable costs, and of $3,143 million fee-based revenue which resulted in an approved payment of the annual cash incentive program at 81.0% of target. The payout of the 2013 AIP awards occurs in early 2014.

We calculate (a) Adjusted Operating Distributable Cash Flow as: segment profit, adjusted for certain items of income or loss that we characterize as unrepresentative of our ongoing operations; less general corporate expenses; plus depreciation and amortization, less maintenance capital expenditures (b) Controllable Costs as: operating and maintenance costs and selling, general and administrative costs that are under the responsibility of a cost center manager; less certain expenses that are considered less controllable (such as pension and postretirement benefit costs) or have no net impact on financial performance (such as costs that are passed directly to customers) and (c) Fee-based Revenues as: total service revenues from our reportable segments before intercompany eliminations; less certain tracked revenues that have no net impact on financial performance. In addition, each measure above may be further adjusted as appropriate to avoid undue penalties or windfalls. (Italicized components include our proportionate share of such items recognized by our equity method investees.)

2013 NEO AIP Targets. The starting point to determine annual cash incentive targets (expressed as a percentage of base pay) is competitive market information, which gives us an idea of what other companies target to pay in annual cash incentives for similar jobs. We also consider the internal value of each job - i.e., how important the job is to executing our strategy compared to other jobs in the Company- before the target is set for the year. The annual cash incentive targets as a percentage of base pay for the NEOs in 2013 were as follows:

Position	Target
CEO	100%
CFO	75%
Sr VP – Engineering and Construction	65%
Sr VP – Atlantic Gulf	70%
Sr VP – Northeast Gathering & Processing[1]	65%

1 -	The 65% reflects Mr. Scheel’s AIP target during 2013 in the role of Sr. VP – Corporate Strategic Development. The Sr. VP – Northeast Gathering & Processing role has a 70% AIP target.

Determining 2013 AIP Awards.  To determine the funding of the annual cash incentive, we use the following calculation for each NEO:

Actual payments are modified by the safety modifier as previously described. Individual performance, such as success toward our strategic objectives and individual goals, and successful demonstration of the Company’s leadership competencies, which exceeded expectations may be recognized through adjustments. Payments may also be adjusted downward if performance warrants.

2014 AIP Awards. The 2013 business performance metrics and weightings will remain unchanged in the 2014 AIP. The 2014 safety modifier may decrease an NEO’s calculated 2014 AIP award by up to negative 5% based on performance relative to established safety measures of lost time incident rate, days away from work, and motor vehicle accident rate.

Base Pay

Base pay compensates the NEOs for carrying out the duties of their jobs and serves as the foundation of our pay program. Most other major components of pay are set based on a relationship to base pay, including long-term and annual incentives, and retirement benefits.

Base pay for the NEOs, including the CEO, is set considering the market median, with potential individual variation from the median due to experience, skills, and sustained performance of the individual as part of our pay-for-performance philosophy. Performance is measured in two ways: through the “Right Results” obtained in the “Right Way.” Right Results considers the NEOs’ success in attaining their annual goals, operational and/or functional area strategies, and personal development plans. Right Way reflects the NEOs’ behavior as exhibited through our organizational, operational, and people leadership competencies.

Benefits

Consistent with our philosophy to emphasize pay for performance, our NEOs receive very few perquisites or supplemental benefits. They are as follows:

•

Retirement Restoration Benefits. NEOs participate in our qualified retirement program on the same terms as our other employees. We offer a retirement restoration plan to maintain a proportional level of pension benefits to our NEOs as provided to other employees. The Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), limits qualified pension benefits based on an annual compensation limit. For 2013, the limit was $255,000. Any limitation in an NEO’s pension benefit in the tax-qualified pension plan due to this limit is made up for (subject to a cap) in the unfunded retirement restoration plan. Benefits for NEOs are not enhanced and are calculated using the same benefit formula as that used to calculate benefits for all employees in the qualified pension plan. The compensation included in the retirement restoration benefit is consistent with pay considered for all employees in the qualified pension plan. Equity compensation, including RSUs and stock options, is not considered. Additionally, we do not provide a nonqualified benefit related to our qualified 401(k) defined contribution retirement plan.

•

Financial Planning Allowance. We offer financial planning to provide expertise on current tax laws to assist NEOs with personal financial planning and preparations for contingencies such as death and disability. Covered services include estate planning, tax planning, tax return preparation, wealth accumulation planning and other personal financial planning services. In addition, by working with a financial planner, NEOs gain a better understanding of and appreciation for the programs the Company provides, which helps to maximize the retention and engagement aspects of the dollars the Company spends on these programs.

•

Personal Use of Company Aircraft. The Company’s aircraft was not used during 2013 for discretionary personal use by the CEO or other NEOs. The CEO is allowed, but not required, to use the Company’s private aircraft for personal travel. Our policy for all other executive officers is to discourage personal use of the aircraft, but the CEO retains discretion to permit its use when he deems appropriate, such as when the destination is not well served by commercial airlines, personal emergencies, and the aircraft is not being used for business purposes. To the extent that NEOs use the Company’s private aircraft for personal travel, the NEO will be charged, as appropriate, in order to comply with the requirements of the Internal Revenue Code.

•

Executive Physicals. The Committee requires annual physicals for the NEOs. NEO physicals align with our wellness initiative as well as assist in mitigating risk. NEO physicals are intended to identify any health risks and medical conditions as early as possible in an effort to achieve more effective treatment and outcomes.

Event Center. We have a suite and club seats at two event centers that were purchased for business purposes. If they are not being used for business purposes, we make them available to all employees, including our NEOs, as a form of reward and recognition. This is not a perquisite to our NEOs because it is available to all employees.

Spousal Travel. When it is deemed necessary or appropriate for spouses of employees to travel for Company business purposes, we provide a tax gross-up under our company-wide policy to cover the personal tax obligations associated with spousal travel for business purposes for all employees.

Additional Components of our Executive Compensation Program

In addition to establishing the pay elements described above, we have adopted a number of policies to further the goals of the executive compensation program, particularly with respect to strengthening the alignment of our NEOs’ interests with stockholder long-term interests.

Employment Agreements. We do not enter into employment agreements with our NEOs.

Termination and Severance Arrangements. The NEOs are not covered under a severance plan. However, the Committee may exercise judgment and consider the circumstances surrounding each departure and may decide a severance package is appropriate. In designing a severance package, the Committee takes into consideration the NEO’s term of employment, past accomplishments, reasons for separation from the Company, and competitive market practice. The only pay or benefits an employee has a right to receive upon termination of employment are those that have already vested or which vest under the terms in place when equity was granted.

Change in Control Agreements. Our change in control agreements, in conjunction with the NEOs’ RSU agreements, provide separation benefits for our NEOs. Our program includes a double trigger for benefits and equity vesting. This means there must be a change in control and the NEO’s employment must terminate prior to receiving benefits under the agreement. This practice creates security for the NEOs but does not provide an incentive for the NEO to leave the Company. Our program is designed to encourage the NEOs to focus on the best interests of stockholders by alleviating their concerns about a possible detrimental impact to their compensation and benefits under a potential change in control, not to provide compensation advantages to NEOs for executing a transaction.

Our Committee reviews our change in control benefits annually to ensure they are consistent with competitive practice and aligned with our compensation philosophy. As part of the review, calculations are performed to determine the overall program cost to the Company if a change in control event were to occur and all covered NEOs were terminated as a result. An assessment of competitive norms, including the reasonableness of the elements of compensation received, is used to validate benefit levels for a change in control. We do not offer a tax gross up provision in our change in control agreements but rather provide a ‘best net’ provision providing our NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, subjecting them to possible excise tax payments. The Committee continues to believe that offering a change in control program is appropriate and critical to attracting and retaining executive talent and keeping them aligned with stockholder interests in the event of a change in control.

The following chart details the benefits received if an NEO were to be terminated or resigned for a defined good reason following a change in control as well as an analysis of those benefits as it relates to the Company, stockholders, and the NEO. Please also see the “Change in Control Agreements” section following the CD&A for further discussion of our change in control program.

Change in Control Benefit	What does the benefit provide to the Company and stockholders?	What does the benefit provide to the NEO?
Multiple of 2x to 3x base pay plus annual cash incentive at target	Encourages NEOs to remain engaged and stay focused on successfully closing the transaction.	Financial security for the NEO equivalent to two or three-years of continued employment.
Accelerated vesting of stock awards	An incentive to stay during and after a change in control. If there is risk of forfeiture, NEOs may be less inclined to stay or to support the transaction.	The NEOs are kept whole, if they have a separation from service following a change in control.

Change in Control Benefit	What does the benefit provide to the Company and stockholders?	What does the benefit provide to the NEO?
Up to 18 months of medical or health coverage through COBRA	This is a minimal cost to the Company that creates a competitive benefit.	Access to health coverage.
2x to 3x the previous year’s retirement restoration allocation	This is a minimal cost to the Company that creates a competitive benefit.	May allow those NEOs who are nearing retirement to receive a cash payment to make up for lost allocations due to a change in control.
Reimbursement of legal fees to enforce benefit	Keeps NEOs focused on the Company and not concerned about whether the acquiring company will honor commitments after a change in control.	Security during an unstable period of time.
Outplacement assistance	Keeps NEOs focused on supporting the transaction and less concerned about trying to secure another position.	Assists NEOs in finding a comparable executive position.
‘Best Net’ provision	Enables the change in control benefits to be delivered in as close a manner to the intended value of the benefits as possible.	Provides NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, which would subject them to possible excise tax payments.

Derivative Transactions. Our insider trading policy applies to transactions in positions or interests whose value is based on the performance or price of our common stock. Because of the inherent potential for abuse, Williams prohibits officers, directors, and certain key employees from entering into short sales or using equivalent derivative securities. Williams also prohibits officers, directors and key employees from including Williams’ securities in a margin account or pledging Williams’ securities as collateral for a loan.

Mitigating Risk

Although no compensation-related risk was identified as a top risk for 2013, the approach to determine if there were adverse compensation risks was similar to the process detailed in the “Corporate Governance and Board Matters — Corporate Governance — Board Oversight of Williams’ Strategic Risk Assessment” section of this proxy statement. After this thorough review and analysis, it was determined we do not have material adverse compensation-related risks. Our compensation plans are effectively designed and functioning to reward positive performance and motivate NEOs and employees to behave in a manner consistent with our stockholder interests, business strategies and objectives, ethical standards, and prudent business practices, along with our Core Values & Beliefs which are the foundation on which we conduct business. Our Core Values & Beliefs can be found on our website at www.williams.com from the Our Company tab. In fact, many elements of our executive pay program serve to mitigate excessive risk taking. For example:

•

Target Pay Mix. The target pay mix weighting of long-term incentives, annual cash incentives and base pay is consistent with comparator company practices and avoids placing too much value on any one element of compensation, particularly the annual cash incentive. The mix of our pay program is intended to motivate NEOs to consider the impact of decisions on stockholders in the long, intermediate, and short terms.

•	Annual Cash Incentive. Our annual cash incentive program does not allow for unlimited payouts. Cash incentive payments for NEOs cannot exceed 250% of target levels.

•	Performance-based Awards.

–

Our annual cash incentive and long-term incentive programs include performance-based awards. The entire annual cash incentive award is measured against performance targets, while a significant portion of the long-term equity awards provided to NEOs is in the form of performance-based RSUs and stock options. Performance-based RSUs have no value unless we achieve pre-determined three-year performance target thresholds. Stock options will have no value unless the stock price increases from the date of grant.

–	To drive a long-term perspective, all RSU awards vest at the end of three-years rather than vesting ratably on an annual basis.

–	NEOs’ incentive compensation performance is measured at the enterprise level rather than on a business unit level to ensure a focus on the overall success of the Company.

•

Stock Ownership Guidelines. As discussed in this CD&A, all NEOs, consistent with their responsibilities to stockholders, must hold an equity interest in the Company equal to a stated multiple of their base pay.

•

Recoupment Policy. In the event that financial results of the Company are significantly restated due to fraud or intentional misconduct, the Board of Directors will review any performance-based incentive payments, including payments under the AIP and performance-based RSUs, paid to executive officers, who are found by the Board of Directors to be personally responsible for the fraud or intentional misconduct that caused the need for the restatement and will, to the extent permitted by applicable law, seek recoupment from all executive officers of any amounts paid in excess of the amounts that would have been paid based on the restated financial results. In addition, the Company will take action to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) upon promulgation of final rules from the SEC.

•

Insider Trading Policy. Our insider trading policy prohibits NEOs and directors, directly or through family members or other persons or entities, from buying or selling Williams’ securities or engaging in any other action to take personal advantage of material nonpublic information. In addition, if during the course of working for the Company, the NEO or director learn of material nonpublic information about a competitor or a company with which Williams or an affiliate of Williams does or anticipates doing business with, they may not trade in that company’s securities until the information becomes public or is no longer material.

Accounting and Tax Treatment. We consider the impact of accounting and tax treatment when designing all aspects of pay, but the primary driver of our program design is to support our business objectives. Stock options and performance-based RSUs are intended to satisfy the requirements for performance-based compensation as defined in Section 162(m) of the Internal Revenue Code and are therefore considered a tax deductible expense. Time-based RSUs do not qualify as performance-based and may not be fully deductible.

The annual cash incentive program satisfies the requirements for performance-based compensation as defined in Section 162(m) of the Internal Revenue Code and is therefore a tax deductible expense. For payments under our annual cash incentive program to be considered performance-based compensation under Section 162(m), the Committee can only exercise negative discretion relative to actual performance when determining the amount to be paid. In order to ensure compliance with Section 162(m), the Committee has established a target in excess of the maximum individual payout allowed to NEOs under our annual cash incentive program. Reductions are made each year and are not a reflection of the performance of the NEOs but rather ensure flexibility with respect to paying based upon performance.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

We have reviewed and discussed the foregoing CD&A with management. Based on our review and discussions with management, we recommend to the Board of Directors that the CD&A be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2013.

By the members of the Compensation Committee of the Board of Directors as of March 11, 2014:

— Janice D. Stoney, Chair

— Frank T. MacInnis

— Steven W. Nance

— Murray D. Smith

— Laura A. Sugg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2013, Mesdames Stoney and Sugg, and Messrs. MacInnis, Nance, and Smith served on the Compensation Committee. None of these Committee members has ever been an officer or employee of the Company or any of our subsidiaries and none has an interlocking relationship requiring disclosure under applicable SEC rules.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

2013 Summary Compensation Table

The following table sets forth certain information with respect to the compensation of the NEOs earned during fiscal years 2013, 2012, and 2011.

Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
Alan S. Armstrong	2013	$1,025,385	—	$3,239,986	$833,629	$1,042,875	$(444,854)	$27,402	$5,724,423
President & Chief Executive Officer	2012 2011	984,615 900,000	— —	2,945,591 2,536,258	902,198 454,959	1,154,000 1,637,314	981,155 671,136	22,568 56,968	6,990,127 6,256,635
Donald R. Chappel	2013	642,692	—	1,688,482	421,202	425,000	(279,396)	22,595	2,920,575
Senior Vice President, Chief Financial Officer	2012 2011	630,000 627,231	— —	1,795,121 1,611,982	541,315 382,162	553,000 755,051	431,565 486,435	16,803 18,484	3,967,804 3,881,345
Fred E. Pace	2013	400,000	—	914,600	228,153	185,000	46,420	33,257	1,807,430
Senior Vice President Engineering & Construction	2012 2011	— —	— —	— —	— —	— —	— —	— —	— —
Rory L. Miller	2013	452,692	—	914,600	228,153	285,000	(190,499)	16,468	1,706,414
Senior Vice President, Atlantic & Gulf	2012 2011	435,385 410,000	— —	1,107,002 1,151,459	333,813 272,973	291,000 364,000	301,516 283,890	19,910 15,753	2,488,626 2,498,075
James E. Scheel	2013	392,692	—	984,937	245,702	190,000	(137,945)	20,448	1,695,834
Senior Vice President Northeast Gathering & Processing	2012 2011	— —	— —	— —	— —	— —	— —	— —	— —

(1)	Name and Principal Position. Mr. Scheel previously served as our Senior Vice President – Corporate Strategic Development from February 2012 to January 2014.

(2)

Stock Awards. Awards were granted under the terms of the 2007 Incentive Plan and include time-based and performance-based RSUs. Amounts shown are the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used to value the stock awards can be found in our Annual Report on Form 10-K for the year-ended December 31, 2013.

The potential maximum values of the performance-based RSUs, subject to changes in performance outcomes, are as follows:

2013 Performance-Based
RSU Maximum Potential
Alan S. Armstrong	$4,104,962
Donald R. Chappel	1,696,987
Fred E. Pace	919,184
Rory L. Miller	919,184
James E. Scheel	989,898

(3)

Option Awards. Awards are granted under the terms of the 2007 Incentive Plan and include non-qualified stock options. Amounts shown are the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used to value the option awards can be found in our Annual Report on Form 10-K for the year-ended December 31, 2013.

(4)	Non-Equity Incentive Plan. The maximum annual incentive pool funding for NEOs is 250% of target.

(5)

Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amount shown is the aggregate change from December 31, 2012 to December 31, 2013 in the actuarial present value of the accrued benefit under the qualified pension and non-qualified plan. The primary reason for the change in present value is an increase in the discount rate used to measure these benefits at the end of 2013. Please refer to the “Pension Benefits” table for further details of the present value of the accrued benefit.

(6)

All Other Compensation. Amounts shown represent payments made on behalf of the NEOs and include life insurance premiums, a 401(k) matching contribution, tax gross-ups on the imputed income related to spousal travel for business purposes and perquisites (if applicable). Perquisites include financial planning services, mandated annual physical exam and personal use of the Company aircraft. If the NEO used the Company aircraft, the incremental cost method is used to calculate the personal use of the Company aircraft. The incremental cost calculation includes such items as fuel, maintenance, weather and airport services, pilot meals, pilot overnight expenses, aircraft telephone and catering. Details of perquisites for Mr. Pace are included because the individual aggregate amounts exceed $10,000. Amounts do not include arrangements that are generally available to our employees and do not discriminate in scope, terms or operations in favor of our NEOs, such as relocation, medical, dental, and disability programs.

	Financial Planning	Annual Physical Exam	Company Aircraft Personal Usage
Fred E. Pace	$12,000	$4,930	$—

Notable Items

The Compensation Committee considers the compensation of CEOs from similarly-sized comparator companies when setting Mr. Armstrong’s pay. It is the competitive norm for CEOs to be paid more than other NEOs. In addition, the Compensation Committee believes the difference in pay between the CEO and other NEOs is consistent with our compensation philosophy (summarized in the CD&A), which considers the external market and internal value of each job to the Company along with the incumbent’s experience and performance of the job in setting pay. The CEO’s job is different from the other NEOs because the CEO has ultimate responsibility for performance results and is accountable to the Board and stockholders. Consequently, the Compensation Committee believes it is appropriate for the CEO’s pay to be higher.

Mr. Chappel’s base pay, annual cash incentive target and long-term incentive amounts for 2013 are higher than other NEOs (other than the CEO) because of the impact of his role and market data. Because Mr. Chappel directly interfaces with stockholders and has greater accountability to stockholders, his pay is greater than that of the other NEOs, excluding the CEO.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the grant of stock options, RSUs and awards payable under the Company’s annual cash incentive plan during the last fiscal year to the NEOs.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Armstrong	2/25/2013	—	$1,281,731	$3,204,327					147,545	$33.57	$833,629
	2/25/2013				—	88,469	176,938				2,052,481
	2/25/2013							35,374			1,187,505
Chappel	2/25/2013	—	482,019	1,205,048					74,549	33.57	421,202
	2/25/2013				—	36,573	73,146				848,494
	2/25/2013							25,022			839,989
Pace	2/25/2013	—	260,000	650,000					40,381	33.57	228,153
	2/25/2013				—	19,810	39,620				459,592
	2/25/2013							13,554			455,008
Miller	2/25/2013	—	316,885	792,212					40,381	33.57	228,153
	2/25/2013				—	19,810	39,620				459,592
	2/25/2013							13,554			455,008
Scheel	2/25/2013	—	255,250	638,125					43,487	33.57	245,702
	2/25/2013				—	21,334	42,668				494,949
	2/25/2013							14,596			489,988

Note: Information provided is as of the close of market on December 31, 2013.

(1)	Non-Equity Incentive Awards. Awards from the 2013 AIP are shown.

•	Threshold: At threshold, the 2013 AIP awards are zero.

•	Target: The amount shown is based upon a business performance attainment of 100%.

•	Maximum: The maximum amount the NEOs can receive is 250% of their AIP target.

(2)

Represents performance-based RSUs granted under the 2007 Incentive Plan. Performance-based RSUs can be earned over a three-year period only if the established performance target is met and the NEO is employed on the certification date, subject to certain exceptions such as the executive’s death, disability or retirement. Under any circumstances, these shares will be distributed no earlier than the third anniversary of the grant other than due to a termination upon a change in control. If performance plan goals are exceeded, the NEO can receive up to 200% of target. If plan threshold goals are not met, the NEO’s awards are cancelled in their entirety.

(3)	Represents time-based RSUs granted under the 2007 Incentive Plan. Time-based units vest three-years from the grant date of 2/25/2013 on 2/25/2016.

(4)

Represents stock options granted under the 2007 Incentive Plan. Stock options granted in 2013 become exercisable in three equal annual installments beginning one-year after the grant date. One-third of the options vested on 2/25/2014, another one-third will vest on 2/25/2015, with the final one-third vesting on 2/25/2016. Once vested, stock options are exercisable for a period of 10 years from the grant date.

Outstanding Equity Awards

The following table sets forth certain information with respect to the outstanding equity awards held by the NEOs at the end of 2013.

	Option Awards						Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Armstrong	2/25/2013	—	147,545		$33.57	2/25/2023	2/25/2013	(2)			35,374	$1,364,375
	2/27/2012	53,227	106,454		29.11	2/27/2022	2/25/2013	(3)			88,469	3,412,249
	2/24/2011	48,323	24,163		24.21	2/24/2021	2/27/2012	(2)			34,352	1,324,957
	2/23/2010	60,646	—		17.28	2/23/2020	2/27/2012	(3)			84,518	3,259,859
	2/23/2009	108,587	—		8.85	2/23/2019	2/24/2011	(2)			33,648	1,297,803
	2/25/2008	37,420	—		29.72	2/25/2018	2/24/2011	(3)			67,297	2,595,645
	2/26/2007	41,660	—		23.04	2/26/2017
	3/3/2006	29,648	—		17.65	3/3/2016
	2/25/2005	40,060	—		15.71	2/25/2015

Chappel	2/25/2013	—	74,549		33.57	2/25/2023	2/25/2013	(2)			25,022	965,099
	2/27/2012	31,936	63,872		29.11	2/27/2022	2/25/2013	(3)			36,573	1,410,621
	2/24/2011	40,590	20,297		24.21	2/24/2021	2/27/2012	(2)			28,856	1,112,976
	2/23/2010	71,348	—		17.28	2/23/2020	2/27/2012	(3)			41,491	1,600,308
	2/23/2009	135,733	—		8.85	2/23/2019	2/24/2011	(2)			32,974	1,271,807
	2/25/2008	62,367	—		29.72	2/25/2018	2/24/2011	(3)			32,974	1,271,807
	2/26/2007	59,515	—		23.04	2/26/2017
	3/3/2006	51,495	—		17.65	3/3/2016
	2/25/2005	55,083	—		15.71	2/25/2015

Pace	2/25/2013	—	40,381		33.57	2/25/2023	2/25/2013	(2)			13,554	522,778
	2/27/2012	4,378	8,756		29.11	2/27/2022	2/25/2013	(3)			19,810	764,072
							2/27/2012	(2)			4,522	174,414
							2/27/2012	(3)			5,060	195,164
							2/24/2011	(2)			3,231	124,620
							2/1/2011	(2)			9,488	365,952

Miller	2/25/2013	—	40,381		33.57	2/25/2023	2/25/2013	(2)			13,554	522,778
	2/27/2012	19,694	39,388		29.11	2/27/2022	2/25/2013	(3)			19,810	764,072
	2/24/2011	21,745	14,498		24.21	2/24/2021	2/27/2012	(2)			17,795	686,353
	2/23/2010	9,175	—		17.28	2/23/2020	2/27/2012	(3)			25,586	986,852
	2/23/2009	10,092	—		8.85	2/23/2019	2/24/2011	(2)			23,554	908,478
	2/25/2008	10,507	—		29.72	2/25/2018	2/24/2011	(3)			23,554	908,478
	2/26/2007	5,445	—		23.04	2/26/2017
	3/3/2006	5,617	—		17.65	3/3/2016
	2/25/2005	8,763	—		15.71	2/25/2015

Scheel	2/25/2013	—	43,487		33.57	2/25/2023	2/25/2013	(2)			14,596	562,968
	2/27/2012	19,960	39,920		29.11	2/27/2022	2/25/2013	(3)			21,334	822,852
	2/24/2011	7,430	3,717		24.21	2/24/2021	2/27/2012	(2)			18,035	695,610
	2/23/2010	4,070	—		17.28	2/23/2020	2/27/2012	(3)			25,932	1,000,197
	2/23/2009	5,118	—		8.85	2/23/2019	2/24/2011	(2)			5,965	230,070
	2/25/2008	3,492	—		29.72	2/25/2018	2/24/2011	(3)			3,728	143,789

Information provided is as of the close of market on December 31, 2013.

Note: On December 31, 2011, we completed a tax-free spinoff of 100% of our exploration and production business, WPX Energy, Inc. (“WPX”), to our stockholders. At that time, we distributed one share of WPX common stock for every three shares of Williams’ common stock. As required under our 2007 Incentive Plan, we adjusted all outstanding equity awards on December 31, 2011 by applying an equity conversion factor. The intent of the equity conversion was to prevent dilution or enlargement of the benefits available under our incentive plans. The conversion resulted in increasing the number of WMB RSUs and stock options granted after January 1, 2006, in order to maintain the intrinsic value of these grants at the time of the spinoff. Stock options that were granted prior to December 31, 2005 were adjusted to provide both WMB stock options and WPX stock options using a distribution ratio of 3 to 1.All stock awards and option awards, including option exercise price, granted prior to January 1, 2012 have been adjusted accordingly.

Stock Options

(1)	The following table reflects the vesting schedules for associated stock option grant dates for awards that were not 100% vested as of December 31, 2013.

Grant Date	Vesting Schedule	Vesting Dates
2/25/2013	One-third vests each year for three-years	2/25/2014, 2/25/2015, 2/25/2016
2/27/2012	One-third vests each year for three-years	2/27/2013, 2/27/2014, 2/27/2015
2/24/2011	One-third vests each year for three-years	2/24/2012, 2/24/2013, 2/24/2014

Note: Mr. Armstrong and Mr. Miller have outstanding WPX stock options as a result of the equity conversion on December 31, 2011 in conjunction with the WPX spinoff. Mr. Armstrong’s and Mr. Miller’s outstanding WPX stock options from 2005 are in the amounts of 13,353 and 2,921 respectively. These awards have expiration dates in 2015.

Stock Awards

(2)	The following table reflects the vesting dates for associated time-based restricted stock unit award grant dates:

Grant Date	Vesting Schedule	Vesting Dates
2/25/2013	100% vests in three-years	2/25/2016
2/27/2012	100% vests in three-years	2/27/2015
2/24/2011	100% vests in three-years	2/24/2014

(3)

All performance-based RSUs are subject to attainment of performance targets established by the Compensation Committee. These awards will vest no earlier than the end of the performance period and therefore do not have a specific vesting date. The awards included on the table are outstanding as of December 31, 2013.

(4)	Values are based on a closing stock price of $38.57 on December 31, 2013.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to options exercised by the NEO and stock that vested during fiscal year 2013:

	Option Awards (1)		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Alan S. Armstrong	55,083	$1,648,832	211,406	$7,096,900
Donald R. Chappel	75,113	2,023,116	248,716	8,349,396
Fred E. Pace	—	—	—	—
Rory L. Miller	14,362	208,202	35,452	1,190,124
James E. Scheel	—	—	4,218	141,598

The Compensation Committee determines pay based on a target total compensation amount. While the Compensation Committee reviews tally sheet and wealth accumulation information on each NEO, thus far, amounts realized from previous equity grants have not been a material factor when the Committee determines pay.

(1)

Additionally, in conjunction with the equity conversion as mentioned in the “Outstanding Equity Awards” table, Mr. Armstrong, Mr. Chappel, Mr. Miller, and Mr. Scheel exercised 18,361, 43,398, 557, and 3,338 WPX stock options respectively.

Retirement Plan

The retirement plan for the Company’s executives consists of two plans: the pension plan and the retirement restoration plan as described below. Together these plans provide the same level of benefits to our executives as the pension plan provides to all other employees of the Company. The retirement restoration plan was implemented to address the annual compensation limit of the Internal Revenue Code.

Pension Plan

Our executives who have completed one-year of service participate in our pension plan on the same terms as our other employees. Our pension plan is a noncontributory, tax qualified defined benefit plan (with a cash balance design) subject to the Employee Retirement Income Security Act of 1974, as amended.

Each year, participants earn compensation credits that are posted to their cash balance account. The annual compensation credits are equal to the sum of a percentage of eligible pay (base pay and certain bonuses) and a percentage of eligible pay greater than the social security wage base. The percentage credited is based upon the participant’s age as shown in the following table:

Age	Percentage of Eligible Pay		Percent of Eligible Pay Greater than the Social Security Wage Base
Less than 30	4.5%	+	from 1% to 1.2%
30-39	6%	+	2%
40-49	8%	+	3%
50 or over	10%	+	5%

For participants who were active employees and participants under the plan on March 31, 1998, and April 1, 1998, the percentage of eligible pay is increased by 0.3% multiplied by the participant’s total years of benefit service earned as of March 31, 1998.

In addition, interest is credited to account balances quarterly at a rate determined annually in accordance with the terms of the plan.

The monthly annuity available to those who take normal retirement is based on the participant’s account balance as of the date of retirement. Normal retirement age is 65. Early retirement eligibility begins at 55. At retirement, participants may choose to receive a single-life annuity (for single participants) or a qualified joint and survivor annuity (for married participants) or they may choose one of several other forms of payment having an actuarial value equal to that of the relevant annuity.

Retirement Restoration Plan

The Internal Revenue Code limits pension benefits based on the annual compensation limit that can be accrued in tax-qualified defined benefit plans, such as our pension plan. Any reduction in an executive’s pension benefit accrual due to these limits will be compensated, subject to a cap, under an unfunded top hat plan — our retirement restoration plan.

The elements of compensation that are included in applying the payment and benefit formula for the retirement restoration plan are the same elements that are used, except for application of a cap, in the base pension plan for all employees. The elements of pay included in that definition are total base pay, including any overtime, base pay-reduction amounts, and cash bonus awards, if paid (unless specifically excluded under a written bonus or incentive-pay arrangement). Specifically excluded from the definition are severance pay, cost-of-living pay, housing pay, relocation pay (including mortgage interest differential), taxable and non-taxable fringe benefits, and all other extraordinary pay, including any amounts received from equity compensation awards.

With respect to bonuses, annual cash incentives are considered in determining eligible pay under the pension plan. Long-term equity compensation incentives are not considered.

Pension Benefits

The following table sets forth certain information with respect to the actuarial present value of the accrued benefit as of December 31, 2013 under the qualified pension plan and retirement restoration plan:

Name	Plan Name	Number of Years Credited Services	Present Value of Accrued Benefit (1)	Payments During Last Fiscal Year
Alan S. Armstrong	Pension Plan	28	$568,184	—
	Retirement Restoration Plan	28	1,985,346	—
Donald R. Chappel (2)	Pension Plan	11	348,265	—
	Retirement Restoration Plan	11	1,855,439	—
Fred E. Pace	Pension Plan	8	110,081	—
	Retirement Restoration Plan	8	50,117	—
Rory L. Miller	Pension Plan	24	540,998	—
	Retirement Restoration Plan	24	443,277	—
James E. Scheel	Pension Plan	25	460,617	—
	Retirement Restoration Plan	25	116,361	—

(1)

The primary actuarial assumptions used to determine the present values include an annual interest credit to normal retirement age equal to 4.75% and a discount rate equal to 4.70% for the pension plan and discount rate equal to 4.33% for the retirement restoration plan.

(2)	Mr. Chappel is the only NEO eligible to retire as of 12/31/2013.

Nonqualified Deferred Compensation

We do not provide other nonqualified deferred compensation for any of our NEOs or other employees.

Change in Control Agreements

We have entered into change in control agreements with each of our NEOs to facilitate continuity of management if there is a change in control of the Company.

If during the term of a change in control agreement, a “change in control” occurs and (i) the employment of any NEO is terminated other than for “cause,” “disability,” death or a “disqualification disaggregation” or (ii) an NEO resigns for “good reason,” such NEO is entitled to the following:

•	Within 10 business days after the termination date:

–	Accrued but unpaid base salary, accrued earned but unpaid cash incentive, accrued but unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment);

•	On the first business day following six months after the termination date:

–	Prorated annual cash incentive for the year of separation through the termination date (lump sum payment);

–

A severance amount equal to three times the sum of his/her base salary and annual cash incentive amount for executive officers, as of the termination date (lump sum payment). The annual cash incentive amount is equal to his/her target percentage multiplied by his/her base salary in effect at the termination date as if performance goals were achieved at 100%;

–	An amount equal to three times for executive officers, the total allocations made by Williams for the NEO in the preceding calendar year under our retirement restoration plan (lump sum payment);

–	An amount equal to the sum of the value of the unvested portion of the NEO’s accounts or accrued benefits under the Company’s 401K plan that would have otherwise been forfeited (lump sum payment);

•

Continued participation in the Company’s medical benefit plans for so long as the NEO elects coverage or 18 months from the termination, whichever is less, in the same manner and at the same cost as similarly situated active employees;

•	All restrictions on stock options held by the NEO will lapse, and the options will vest and become immediately exercisable;

•	All restricted stock will vest and will be paid out only in accordance with the terms of the respective award agreements;

•	Continued participation in the Company’s directors’ and officers’ liability insurance for six-years or any longer known applicable statute of limitations period;

•	Indemnification as set forth under the Company’s By-laws; and

•	Outplacement benefits for six months at a cost not exceeding $25,000 for NEOs.

We provide a ‘best net’ provision providing our NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, subjecting them to possible excise tax payments. If an NEO’s employment is terminated for “cause” during the period beginning upon a change of control and continuing for two-years or until the termination of the agreement, whichever happens first, the NEO is entitled to accrued but unpaid base salary, accrued earned but unpaid cash incentive, accrued but unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment).

The agreements with our NEOs use the following definitions:

“Cause” means an NEO’s

•	Conviction of or a plea of nolo contendere to a felony or a crime involving fraud, dishonesty or moral turpitude;

•	Willful or reckless material misconduct in the performance of his/her duties that has an adverse effect on Williams or any of its subsidiaries or affiliates;

•	Willful or reckless violation or disregard of the code of business conduct of Williams or the policies of Williams or its subsidiaries; or

•	Habitual or gross neglect of his/her duties.

Cause generally does not include bad judgment or negligence (other than habitual neglect or gross negligence); acts or omissions made in good faith after reasonable investigation by the NEO or acts or omissions with respect to which the Board could determine that the NEO had satisfied the standards of conduct for indemnification or reimbursement under the Company’s By-laws, indemnification agreement, or applicable law; or failure (despite good faith efforts) to meet performance goals, objectives, or measures for a period beginning upon a change of control and continuing for two-years or until the termination of the agreement, whichever happens first. An NEO’s act or failure to act (except as relates to a conviction or plea of nolo contendere described above), when done in good faith and with a reasonable belief after reasonable investigation that such action or non-action was in the best interest of Williams or its affiliate or required by law shall not be Cause if the NEO cures the action or non-action within 10 days of notice. Furthermore, no act or failure to act will be Cause if the NEO acted under the advice of Williams’ counsel or required by the legal process.

“Change in control” means:

•

Any person or group (other than an affiliate of Williams or an employee benefit plan sponsored by Williams or its affiliates) becomes a beneficial owner, as such term is defined under the Exchange Act, of 20% or more of the Company’s common stock or 20% or more of the combined voting power of all securities entitled to vote generally in the election of directors (“Voting Securities”), unless such person owned both more than 75% of common stock and Voting Securities, directly or indirectly, in substantially the same proportion immediately before such acquisition;

•

The Williams directors as of a date of the agreement (“Existing Directors”) and directors approved after that date by at least two-thirds of the Existing Directors cease to constitute a majority of the directors of Williams;

•

Consummation of any merger, reorganization, recapitalization consolidation, or similar transaction (“Reorganization Transaction”), other than a Reorganization Transaction that results in the person who was the direct or indirect owner of outstanding common stock and Voting Securities of the Company prior to the transaction becoming, immediately after the transaction, the owner of at least 65% of the then outstanding common stock and Voting Securities representing 65% of the combined voting power of the then outstanding Voting Securities of the surviving corporation in substantially the same respective proportion as that person’s ownership immediately before such Reorganization Transaction; or

•

Approval by the stockholders of Williams of the sale or other disposition of all or substantially all of the consolidated assets of Williams or the complete liquidation of Williams other than a transaction that would result in (i) a related party owning more than 50% of the assets that were owned by Williams immediately prior to the transaction or (ii) the persons who were the direct or indirect owners of outstanding Williams common stock and Voting Securities prior to the transaction continuing to own, directly or indirectly, 50% or more of the assets that were owned by Williams immediately prior to the transaction.

A change in control will not occur if:

•	The NEO agrees in writing prior to an event that such an event will not be a change in control; or

•

The Board determines that a liquidation, sale or other disposition approved by the stockholders, as described in the fourth bullet above, will not occur, except to the extent termination occurred prior to such determination.

“Disability” means a physical or mental infirmity that impairs the NEO’s ability to substantially perform his/her duties for twelve months or more and for which he is receiving income replacement benefits from a Company plan for not less than three months.

“Disqualification disaggregation” means:

•	The termination of an NEO from Williams or an affiliate’s employment before a change in control for any reason; or

•

The termination of an NEO’s employment by a successor (during the period beginning upon a change of control and continuing for two-years or until the termination of the agreement, whichever happens first), if the NEO is employed in substantially the same position and the successor has assumed the Williams change in control agreement.

“Good reason” means, generally, a material adverse change in the NEO’s title, position, or responsibilities, a reduction in the NEO’s base salary, a reduction in the NEO’s annual bonus, required relocation, a material reduction in the level of aggregate compensation or benefits not applicable to Company peers, a successor company’s failure to honor the agreement, or the failure of the Board to provide written notice of the act or omission constituting “cause.”

Termination Scenarios

The following table sets forth circumstances that provide for payments to the NEOs following or in connection with a change in control of the Company or an NEO’s termination of employment for cause, upon retirement, upon death and disability, or not for cause. NEOs are generally eligible to retire at the earlier of age 55 and completion of 3 years of service or age 65.

All values are based on a hypothetical termination date of December 31, 2013 and a closing stock price of $38.57 on such date. The values shown are intended to provide reasonable estimates of the potential benefits the NEOs would receive upon termination. The values are based on various assumptions and may not represent the actual amount an NEO would receive. In addition to the amounts disclosed in the following table, a departing NEO would retain the amounts he/she has earned over the course of his/her employment prior to the termination event, including accrued retirement benefits and previously vested stock options and restricted stock units.

Name	Payment	For Cause(1)	Retirement(2)	Death & Disability(3)	Not for Cause(4)	CIC(5)
Armstrong	Stock options	—	—	$2,091,761	—	$2,091,761
	Stock awards	—	—	9,519,886	9,519,886	13,396,214
	AIP	—	—	1,287,500	1,287,500	1,287,500
	Cash Severance	—	—	—	—	6,952,500
	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	25,076
	Retirement Restoration Plan Enhancement	—	—	—	—	1,069,234
	‘Best Net’ Provision	—	—	—	—	0
	Total	$0	$0	$12,899,147	$10,807,386	$24,847,285
Chappel	Stock options	—	1,268,439	1,268,439	0	1,268,439
	Stock awards	—	4,776,778	6,032,806	6,032,806	7,744,586
	AIP	—	483,750	483,750	483,750	483,750
	Cash Severance	—	—	—	—	3,386,250
	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	25,076
	Retirement Restoration Plan Enhancement	—	—	—	—	423,312
	‘Best Net’ Provision	—	—	—	—	0
	Total	$0	$6,528,967	$7,784,995	$6,516,556	$13,356,413
Pace	Stock options	—	—	284,737	0	284,737
	Stock awards	—	—	1,550,666	1,550,666	2,178,393
	AIP	—	—	260,000	260,000	260,000
	Cash Severance	—	—	—	—	1,980,000
	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	25,076
	Retirement Restoration Plan Enhancement	—	—	—	—	127,858
	‘Best Net’ Provision	—	—	—	—	0
	Total	$0	$0	$2,095,403	$1,810,666	$4,881,064
Miller	Stock options	—	—	782,707	0	782,707
	Stock awards	—	—	3,857,285	3,857,285	4,843,362
	AIP	—	—	318,500	318,500	318,500
	Cash Severance	—	—	—	—	2,320,500
	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	25,076
	Retirement Restoration Plan Enhancement	—	—	—	—	256,303
	‘Best Net’ Provision	—	—	—	—	0
	Total	$0	$0	$4,958,492	$4,175,785	$8,571,448
Scheel	Stock options	—	—	648,454	0	648,454
	Stock awards	—	—	2,532,732	2,532,732	3,523,968
	AIP	—	—	256,750	256,750	256,750
	Cash Severance	—	—	—	—	1,955,250
	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	23,192
	Retirement Restoration Plan Enhancement	—	—	—	—	153,541
	‘Best Net’ Provision	—	—	—	—	0
	Total	$0	$0	$3,437,936	$2,789,482	$6,586,154

(1)	If an NEO is terminated for cause or leaves the company voluntarily, no additional benefits will be received.
(2)

Mr. Chappel is the only NEO eligible to retire as of 12/31/2013. If an NEO retires, then the annual cash incentive for the year of separation is pro-rated to the retirement date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. All unvested stock options will fully accelerate. A pro-rated portion of the unvested time based restricted stock units will accelerate and a pro-rated portion of any performance-based restricted stock units will vest on the original vesting date if the Compensation Committee certifies that the performance measures were met. The annual cash incentive award estimates, as of 12/31/2013, are shown at target.

(3)

If an NEO dies or becomes disabled, then the annual cash incentive for the year of separation is pro-rated through the separation or leave date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. All unvested stock options will fully accelerate. All unvested time-based restricted stock units will fully accelerate, and a pro-rated portion of any performance-based restricted stock units will vest if the Compensation Committee certifies that the performance measures were met. The annual cash incentive award estimates, as of 12/31/2013, are shown at target.

(4)

For an NEO who is involuntarily terminated and who receives severance or for an NEO whose termination is due to the sale of a business or outsourcing any portion of a business and for whom no comparable internal offer of employment is made, all unvested time-based restricted stock units will fully accelerate and a pro-rated portion of any performance-based restricted stock units will vest if the Compensation Committee certifies that the performance measures were met. However all unvested stock options cancel. If this separation occurs during the last quarter of the fiscal year, the annual cash incentive for the year of separation is pro-rated through the separation or leave date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. The annual cash incentive award estimates, as of 12/31/2013, are shown at target.

(5)	See “Change in Control Agreements” above.

Please note that we make no assumptions as to the achievement of performance goals as it relates to the performance-based RSUs. If an award is covered by Section 409A of the Internal Revenue Code, lump sum payments and distributions occurring from these events will occur six months after the triggering event as required by the Internal Revenue Code and our award agreements.

COMPENSATION OF DIRECTORS

Only non-employee directors receive director fees. In 2013, the Company paid non-employee directors:

•	$110,000 annual retainer paid in quarterly cash payments

•	$140,000 annual equity retainer in the form of RSUs which will vest after one-year and are subject to 60% retention until the director meets the five-times annual retainer stock ownership guidelines

•	$20,000 annual retainer paid in quarterly cash payments for Committee Chairs (Audit, Compensation, Finance, and Nominating and Governance Committees)

•

$190,000 annual retainer paid in quarterly cash payments and $160,000 annual equity retainer in the form of RSUs which will vest after one-year and are subject to 60% retention as noted above for the non-employee Chairman of the Board

The annual cash retainers paid to the non-employee directors are made through quarterly cash payments. Through The Williams Companies, Inc. Amended and Restated 2007 Incentive Plan, the annual equity retainer vests after one-year and is subject to 60% retention if the non-employee director has not satisfied the stock ownership guidelines as approved by the Compensation Committee. Paying dividend equivalents on annual non-employee director equity grants was also approved in 2012. Dividend equivalents will be paid in the form of cash after the one-year vesting term. Beginning in 2013, non-employee directors have the option to defer their annual equity grants until retirement. If the director elects not to defer, shares will be distributed at the scheduled vesting date and dividends will be paid in the form of cash. If the director elects to defer vested shares until retirement, the dividends will be reinvested until such date.

Non-employee directors generally receive their compensation on the date of the annual stockholders meeting. The following table shows how compensation is paid to individuals who become non-employee directors after the annual meeting.

An individual who became a non- employee director	...but before...	...will receive...	...as of...
after the annual meeting	August 1	full compensation	December 15
on or after August 1	or on December 15	pro-rated compensation	December 15
on or after December 16	the next annual meeting	pro-rated compensation	the next annual meeting date

Non-employee directors are reimbursed for expenses (including costs of travel, food, and lodging) incurred in attending Board, committee, and stockholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities, including participation in director education programs. In addition, Williams pays premiums on directors’ and officers’ liability insurance policies.

Like all Williams employees, directors are eligible to participate in the Williams Matching Grant Program for eligible charitable organizations and the United Way Program. The maximum matching contribution in any calendar year is $10,000 for a participant in the Matching Grant Program and $25,000 for a participant in the United Way Program. No match is made to the United Way under the Matching Grant Program unless the giving relates to a natural disaster or is applied to the funding of a capital campaign at a United Way funded agency.

As referenced previously, we entered into an agreement with the Investor Group pursuant to which Mr. Mandelblatt was appointed to our Board in February 2014 and Mr. Meister, or an alternative mutually agreed upon representative, will join the Board in November 2014. Under the terms of the agreement, Mr. Mandelblatt and Mr.  Meister, or his representative, will not receive any form of cash or equity compensation, for their service on our Board.

Director Compensation for Fiscal Year 2013

The compensation earned by each director for 2013 service is outlined in the following table:

Name	Fees Earned or Paid in Cash (1)	Fees Earned or Paid in Stock (2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Joseph R. Cleveland	$110,000	$140,019	$—	$—	$—	$ 8,998	$259,017
Kathleen B. Cooper	130,000	140,019	—	—	—	15,248	285,267
John A. Hagg	110,000	140,019	—	—	—	12,324	262,343
Juanita H. Hinshaw	130,000	140,019	—	—	—	24,498	294,517
Ralph Izzo (4)	110,000	175,051	—	—	—	—	285,051
Frank T. MacInnis	320,000	299,998	—	—	—	24,301	644,299
Steven W. Nance	110,000	140,019	—	—	—	9,274	259,293
Murray D. Smith	110,000	140,019	—	—	—	5,998	256,017
Janice D. Stoney	130,000	140,019	—	—	—	25,998	296,017
Laura A. Sugg	110,000	140,019	—	—	—	7,124	257,143

(1)	The fees paid in cash are itemized in the following chart.

Cash Retainers

Name	Annual Cash Retainer Including Service on Two Committees	Audit Committee Chair Retainer	Compensation Committee Chair Retainer	Nominating and Governance Committee Chair Retainer	Finance Committee Chair Retainer	Non-employee Chairman of the Board Retainer	Total
Cleveland	$110,000	—	—	—	—	—	$110,000
Cooper	110,000	$20,000	—	—	—	—	130,000
Hagg	110,000	—	—	—	—	—	110,000
Hinshaw	110,000	—	—	—	$20,000	—	130,000
Izzo(4)	110,000	—	—	—	—	—	110,000
MacInnis	110,000	—	—	$20,000	—	$190,000	320,000
Nance	110,000	—	—	—	—	—	110,000
Smith	110,000	—	—	—	—	—	110,000
Stoney	110,000	—	$20,000	—	—	—	130,000
Sugg	110,000	—	—	—	—	—	110,000

(2)

Awards were granted under the terms of the 2007 Incentive Plan and represent time-based RSUs. Amounts shown are the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used to value the stock awards can be found in our Annual Report on Form 10-K for the year-ended December 31, 2013.

(3)

All other compensation includes paid dividend equivalents from the May 2012 RSU awards that vested and distributed in May of 2013, matching contributions paid in 2013 made on behalf of the Board to charitable organizations through the Matching Grants Program or the United Way Program, and tax gross-ups on the imputed income related to spousal travel for business purposes. It is possible for Directors to make contributions at the end of the year that are not matched by the Company until the following year. Dr. Cooper, Ms. Hinshaw, Mr. Izzo, Mr. MacInnis, Mr. Smith, and Ms. Stoney made 2013 contributions through the Matching Grants Program or the United Way Program at the end of the year that will be matched by the Company in early 2014.

(4)

Mr. Izzo received a pro-rated annual cash and equity retainers awarded on May 16, 2013 for services between March 1 – May 15, 2013. The pro-rated annual cash retainer equated to $27,500. The pro-rated equity retainer of $35,032 will vest after three-years and is subject to 60% retention if the director has not met the stock ownership guidelines.

Outstanding Awards as of Fiscal Year End 2013

The aggregate number of stock options and stock awards held by directors outstanding at December 31, 2013 is as follows:

Name	Number of Shares or Units Of Stock Outstanding	Number of Securities Underlying Unexercised Options Exercisable
Joseph R. Cleveland	8,806	—
Kathleen B. Cooper	8,806	5,527
John A. Hagg	5,418	—
Juanita H. Hinshaw	8,806	16,383
Ralph Izzo	4,762	—
Frank T. MacInnis	13,158	19,388
Steven W. Nance	5,418	—
Murray D. Smith	5,418	—
Janice D. Stoney	31,012	13,379
Laura A. Sugg	8,806	—

Note:    Ms. Hinshaw, Mr. MacInnis, and Ms. Stoney have outstanding WPX stock options as a result of the equity conversion on December 31, 2011 in conjunction with the WPX spinoff. Ms. Hinshaw’s and Mr. MacInnis’ stock options from 2004 are in the amount of 1,001 and 2,003 respectively. These awards have expiration dates in 2014. Ms. Hinshaw’s, Mr. MacInnis’, and Ms. Stoney’s outstanding WPX stock options from 2005 are each in the amount of 2,003. These awards have expiration dates in 2015.

EQUITY COMPENSATION STOCK PLANS

Securities authorized for issuance under equity compensation plans

The following table provides information concerning Williams common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2013, including The Williams Companies, Inc. 2007 Incentive Plan, The Williams Companies, Inc. 2002 Incentive Plan, The Williams Companies, Inc. 1996 Stock Plan, The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors, and 2007 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the 1st Column of This Table) (3)
Equity Compensation plans approved by security holders	10,567,806	$21.21	14,340,954
Equity Compensation plans not approved by security holders(4)	—	—	—
Total	10,567,806	$21.21	14,340,954

(1)	Includes 3,535,302 shares of RSUs, all of which were approved by security holders.

(2)	Excludes the shares issuable upon the vesting of RSUs included in the first column of this table for which there is no weighted-average price.

(3)	Includes 412,725 shares remaining to be issued out of the 2007 Employee Stock Purchase Plan.

(4)	These plans were terminated upon stockholder approval of the 2007 Incentive Plan. There are no stock options outstanding under these plans.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Williams’ financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets separately with management, the internal auditors, the independent auditors and the general counsel. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.williams.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, oversee, evaluate, and terminate when appropriate, the independent auditor. In this context, the Audit Committee:

•

reviewed and discussed the audited financial statements in Williams’ annual report on Form 10-K with management, including a discussion of the quality – not just the acceptability – of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•

reviewed with Ernst & Young LLP, Williams’ independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of Williams’ accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•

received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence;

•

discussed with Ernst & Young LLP its independence from management and Williams and considered whether Ernst & Young LLP could also provide non-audit services without compromising the firm’s independence;

•	discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board;

•

discussed with Williams’ internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits, and then met with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of Williams’ internal controls and the overall quality of Williams’ financial reporting;

•

based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2013, for filing with the SEC; and

•	appointed Ernst & Young LLP to serve as Williams’ independent auditors for 2014, subject to ratification by the Board and the Company’s stockholders.

This report has been furnished by the members of the Audit Committee of the Board of Directors:

—	Kathleen B. Cooper, Chair

—	Joseph R. Cleveland

—	John A. Hagg

—	Juanita H. Hinshaw

—	Ralph Izzo

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN

SUMMARY OF THE PROPOSAL

The Board of Directors has amended and restated The Williams Companies, Inc. 2007 Incentive Plan (referred to in this section of the proxy statement as the “Plan”). The changes to the Plan as amended and restated were recommended to the Board by the Compensation Committee and the amended and restated Plan is subject to approval by our stockholders. A copy of the Plan as amended is attached as Appendix A of this Proxy Statement. The description that follows is qualified in its entirety by reference to the full text of the Plan as set forth in Appendix A. We are asking our stockholders to approve the amendment and restatement of the Plan, which includes the following material amendments to the version of the Plan previously approved by our stockholders in 2010:

1)

Increase by 10,000,000 the number of shares authorized for making awards under the Plan from 30,000,000 shares to 40,000,000. This increase in shares is intended to replenish the available shares under the Plan.

2)

Remove the limit on shares available for delivery under awards other than stock options so that such awards are not limited to only 60% of the total number of shares deliverable under the Plan. This change will allow access to all authorized shares without regard to future changes in the equity award mix.

3)

Provide that with respect to a non-management director who is designated as chairman of the Board or lead director, the annual award granted to the non-management director may have a fair market value of up to 200% of the $300,000 limit applicable to other non-management directors.

4)

Reflect that outstanding awards will vest and, if applicable, become exercisable upon a change in control in which the acquiring or surviving corporation following an acquisition or reorganization transaction fails to assume all awards previously made under the Plan or to provide equivalent awards of substantially the same value.

5)

Provide that certain human capital metrics may also be used as performance measures for purposes of awards designed to qualify for the performance-based compensation exception to the limits described in section 162(m) of the Internal Revenue Code, as amended.

6)	Extend the expiration date of the Plan to May 22, 2024, the 10th anniversary of the approval of this amendment and restatement of the Plan.

Stockholder approval of the Plan as amended and restated will also constitute approval of the material terms of the updated performance goals contained in the Plan to allow awards using one or more of those goals to meet the requirements under Section 162(m) of the Internal Revenue Code for tax deductibility of amounts earned by and paid under the Plan to certain of Williams’ executive officers. Section 162(m) requires periodic disclosure of an approval by stockholders of the material terms of the performance goals that may be used to provide compensation to certain of Williams’ executive officers. If our stockholders fail to approve the amended and restated Plan, the amendments will not be given effect, and the Plan will continue as in effect prior to its amendment and restatement.

Our stockholders approved the amendment and restatement of the Plan in 2010. Subsequent to such approval, two amendments have been adopted generally to reflect certain minimum vesting requirements and provide for dividend equivalents with respect to certain awards. Williams concluded that such amendments did not require stockholder approval. In 2010, the Plan reserved 30,000,000 shares for issuance under the Plan. As of February 28, 2014, approximately 11,849,855 shares remained available for new awards under the Plan, not including the new shares being requested. The closing market price of Williams’ common stock on February 28, 2014 was $41.30.

As of the Record Date, April 1, 2014, the additional 10,000,000 shares for awards under the Plan for which stockholder approval is being requested represents less than 1.5% of all outstanding shares of Williams’ common stock. Currently, the number of full-value shares available for stock based awards under the Plan (other than stock options) is limited to 60% of the total number of shares available under the Plan. If our stockholders approve the amended and restated Plan, such 60% limit will no longer be in effect.

The Plan is currently set to expire May 17, 2017. We are requesting stockholder approval of an extension of this date to May 22, 2024. The Plan requires stockholder approval of amendments to the extent required by law or regulation or the rules of any securities exchange or other form of securities market on which the shares of Williams’ common stock may then be listed or quoted. The Board believes that the program and the Plan have helped Williams compete for, motivate and retain high caliber executive, administrative, and professional employees.

Principal Features of the Plan

We describe below the other principal terms of the Plan, as amended and restated.

Key Provision	Description
Administration

The Plan will be administered by the Board with respect to non-management directors and by the Compensation Committee of the Board with respect to executive officers. Unless the Board or the Compensation Committee chooses to administer the Plan with respect to other grantees, the CEO will do so, provided the CEO is a member of the Board. The relevant person or group that administers the Plan is referred to in this summary as the “Committee.” Subject to the terms of the Plan, the Committee has full power and discretion to determine and in most cases, change, who receives awards, the types and amounts of awards and the terms and conditions of the awards. The Committee may also interpret Plan terms and award agreements; establish, amend, and revoke rules for plan administration; and make all determinations advisable for plan administration.

Eligibility

The Plan provides for awards to employees and officers of Williams and our affiliates. Some awards will be provided to officers and others who are deemed “insiders” for purposes of Section 16 of the Exchange Act. Cash awards under the Plan may be made only to those executives whose compensation during a year is expected to be subject to the deductibility limits under Section 162(m) of the Internal Revenue Code. As of December 31, 2013, we had approximately 4,948 employees, and we expect approximately 20% of such employees to receive awards in 2014.

The Plan also provides for automatic annual awards to non-management directors and for non-management directors to elect to receive director fees or other awards in common stock or restricted stock units. If the nominees for election named in this proxy statement are elected, 11 directors will qualify as non-management directors under the Plan in 2014; provided, however, that Mr. Mandelblatt will not receive compensation for service on the Board.

Participation

The Committee may make grants to eligible grantees in its discretion, subject to the limits described below.

Automatic annual awards to non-management directors consist of grants to each non-management director of shares and/or restricted stock units as described in “Non-Management Director Awards” below.

Offering of Common Stock

As of February 28, 2014, if our stockholders approve the proposed increase to the share reserve, 21,849,855 shares of common stock will be available for new awards. (The term “shares” or “stock” in this summary refers to common stock unless otherwise indicated.) The stock delivered to settle awards under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased for purposes of the Plan. If any

Key Provision	Description

shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards generally may again be available for issuance under the Plan. However, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes upon the exercise or settlement of a stock option or stock appreciation right will not be available for issuance under the Plan. Shares withheld for taxes upon the exercise or settlement of other types of award may be available for issuance under the Plan.

If a dividend or other distribution (whether in the form of cash, shares, or other property, but excluding regular, quarterly cash dividends), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination, or similar transaction or event that affects the common stock (but only if the transaction or event does not cause Williams to receive consideration), the Committee will, in such manner as it deems equitable to prevent dilution or enlargement of the rights of grantees, make an equitable change adjustment in the number and kind of securities subject to or to be issued in connection with awards and the exercise price or grant price of an award.

Limits on Awards

To the extent the Committee determines that compliance with the exception to tax deductibility limitations under Internal Revenue Code Section 162(m) is desirable, awards may not be granted to any individual for an aggregate number of shares in any fiscal year that exceeds 3,500,000 shares, and those executives whose compensation during a year is expected to be subject to the deductibility limits under Section 162(m) may not be granted awards payable in cash in any fiscal year that exceed as to each individual $15,000,000.

Types of Awards

Awards available under the Plan include stock options, including incentive stock options (“ISOs”), restricted stock, restricted stock units, performance units, performance shares, stock appreciation rights, other stock-based awards valued in whole or in part by reference to or otherwise based on our common stock or other securities and non-equity incentive awards. Generally, awards under the Plan are granted for no consideration other than prior or future service. In the discretion of the Committee, awards may be granted alone or in addition to, in tandem with, or in substitution for any other award under the Plan or other plan sponsored by us or an affiliate.

Stock Options

The purchase price per share of stock subject to a stock option is determined by the Committee and cannot be less than 100% of the fair market value of a share on the grant date. Except in the case of a change in the capital structure of Williams or an extraordinary distribution to stockholders, the Committee has no authority to reprice an option without stockholder approval. The term of each option is fixed by the Committee, provided that it may not exceed ten years from the grant date. Such awards are exercisable in whole or in part at such time or times as determined by the Committee. Options may be exercised by payment of the purchase price in cash or stock or in the manner as determined by the Committee.

Restricted Stock and Restricted Stock Units (“RSUs”)

Restricted stock consists of shares that may not be disposed of by grantees until certain restrictions established by the Committee lapse. A grantee receiving restricted stock will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends on shares once they vest, unless the Committee otherwise determines. RSUs generally consist of a right to receive shares at the end of a specified period of restriction. Awards of RSUs are subject to such limitations as the Committee may impose, which limitations may lapse at the end of the restricted period, in installments or otherwise. RSU awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the period of

Key Provision	Description

restriction, unvested restricted stock or RSUs will be forfeited subject to such exceptions, if any, as are authorized by the Committee. The Committee may award dividend equivalents in respect of RSUs. Such dividend equivalents will generally be paid once the period of restriction or other applicable limitations or restrictions have ended. Dividend equivalents cannot be paid during the applicable performance period with respect to unearned RSUs that are subject to performance-based vesting criteria.

Performance Units

Performance units entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions specified by the Committee. A performance unit is valued based upon a value established by the Committee. It is expected that annual or long-term performance bonuses may be granted as performance units and that the performance measures will generally be selected from those listed in the Plan.

Performance Shares

Performance shares entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee. These awards may be granted as a form of annual or long-term performance bonuses. Performance measures will generally be selected from among those listed in the Plan. The Committee may award dividend equivalents in respect of performance units. Dividend equivalents will not be paid except with respect to those performance units that have been earned based on the level of achievement of applicable performance goals.

Stock Appreciation Rights (“SARs”)

SARs provide the right to receive upon exercise of the SAR the difference between the base amount of the SAR and the fair market value of a share on the exercise date, multiplied by the number of shares to which the SAR relates. The Committee determines the terms and conditions of such awards, including the base amount of the SAR. Except in the case of a change in the capital structure of Williams or an extraordinary distribution to stockholders, the Committee has no authority to reprice a SAR without stockholder approval.

Other Stock-Based Awards

To enable us to respond to significant regulatory developments and trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee may determine the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Non-Equity Incentive Awards	The Committee is authorized to grant non-equity incentive awards alone or in conjunction with other awards to individuals who are subject to Internal Revenue Code Section 162(m).
Non-Management Director Awards

Generally, each member of our Board who is not our employee will be granted on each regularly scheduled annual meeting of the stockholders RSUs representing and/or shares having a fair market value on the grant date of up to $300,000. A non-management director who is designated as Chairman of the Board or Lead Director, may receive an annual award that has a fair market value of up to 200% of the $300,000 limit. Non-management directors may elect to defer receipt of such RSUs and shares until a time after the date that they would otherwise vest.

Non-management directors may also elect to receive director fees otherwise payable in cash in the form of shares or RSUs valued at the fair market value of the common stock at the close of business on the date the fees would otherwise have been payable in cash. Directors may also elect to defer receipt of director fees. All such deferrals will be in the form of RSUs in lieu of cash or shares.

Key Provision	Description
Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of the grant or vesting of an award.

The performance measure(s) to be used for purposes of any awards intended to satisfy the “performance-based” exception to the limitations of Internal Revenue Code Section 162(m) will be chosen from among the following: earnings (either in the aggregate or on a per-share basis); net income; operating income; operating profit; cash flow; stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders); return measures (including return on assets, equity, or sales); earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA); gross revenues; share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time); reductions in expense levels determined either on a Company-wide basis or on any one or more operating areas; net economic value; market share; annual net income to common stock; annual cash flow provided by operations; changes in annual revenues; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; economic value added®; sales; costs; results of customer satisfaction surveys; results of employee satisfaction and/or engagement surveys; employee turnover; aggregate product price and other product price measures; safety record; service reliability; operating and maintenance cost management; energy production availability performance measures; and/or debt rating.

The Committee has the discretion to adjust the determinations of the degree of attainment of the performance goals; provided, however, that awards which are designed to qualify for the performance-based exception to the limitations of Section 162(m) may not be adjusted upward (the Committee retains the discretion to adjust such awards downward) to cause the performance-based exception to be unavailable.

Payment and Deferral of Awards

In general, awards may be settled in cash, stock, other awards, or other property, in the discretion of the Committee. The Committee may require or permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transferability of Award

Awards generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. Certain transfers of awards for estate planning purposes may be permitted in the discretion of the Committee.

Change in Control

If, upon or within two years after a change in control of the ownership of Williams (“Change in Control”), a grantee’s employment (but not including service as a director) is terminated without cause or by the grantee for good reason, all of the grantee’s outstanding awards will become fully vested; all performance criteria will be deemed fully achieved at the target level, to the extent applicable, and the grantee’s non-qualified options will continue to be exercisable for 18 months (but no longer than the remaining original option term). Awards will also vest and if applicable, become exercisable upon a Change in Control in which the acquiring or surviving corporation fails to assume awards previously made or provide equivalent awards of substantially the same value.

Key Provision	Description

For purposes of the Plan, a Change in Control is generally deemed to have occurred upon: the acquisition of 20% or more of the ownership of Williams; merger, reorganization, or consolidation that results in a more than 35% change in ownership of Williams; the members of the Board cease to constitute a majority of the Board; the liquidation or dissolution of Williams, or a sale or other disposition of all or substantially all of the assets of Williams.

The Plan reserves to the Board the right to amend the provisions of the Plan dealing with the possible future occurrence of a Change in Control (including with respect to outstanding awards) in a manner that adversely affects the right of a grantee under an award granted under the Plan without the consent of the grantee at any time prior to the occurrence of a Change in Control.

Recoupment

Performance-based awards under the Plan will be subject to the Company’s recoupment, clawback or similar policy as in effect from time to time as well as similar provisions of applicable law. These policies may require repayment of awards under certain circumstances.

Amendment and Termination

The Plan may be amended, suspended, or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any securities exchange or other form of securities market on which the common stock is then listed or quoted. The Board, in its discretion, may seek to obtain stockholder approval for amendments or other actions affecting the Plan for which stockholder approval is not required.

Subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan (other than an amendment to the change in control provisions of the Plan prior to the time of a Change in Control).

NEW PLAN BENEFITS

It is not possible to determine how many discretionary grants, nor what types, will be made in the future to grantees other than the maximum amount of annual automatic grants to non-management directors. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees other than non-management directors under the Plan.

It is not possible at present to determine the number of shares that will be deliverable under the Plan to non-management directors as common stock or RSUs in lieu of fees at the election of each non-management director.

FEDERAL INCOME TAX CONSEQUENCES

We believe that under present law the following are the federal income tax consequences generally arising with respect to awards granted under the Plan. This summary is for stockholder information purposes and is not intended to provide tax advice to grantees.

Options

The grant of an option (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. In the case of options other than ISOs, we will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option except that we will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute. Different rules may also apply to an option exercised by a director less than six months after the date of grant.

Other Awards

With respect to other awards granted under the Plan that may be settled either in cash, in stock or other in property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. We will be entitled to a deduction for the same amount. With respect to awards involving a transfer of stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

Limitations on Tax Deductions

If an award is accelerated in connection with a “change in control” (as that term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to such acceleration if it exceeds certain limits and certain excise taxes may be triggered. Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state, and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

Board of Directors’ Recommendation: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN

SUMMARY OF THE PROPOSAL

The Board of Directors has amended and restated The Williams Companies, Inc. 2007 Employee Stock Purchase Plan (referred to in this section of the proxy statement as the “Plan”). The changes to the Plan as amended and restated were recommended to the Board by the Compensation Committee and the amended and restated Plan is subject to approval by our stockholders. A copy of the Plan as amended is attached as Appendix B of this Proxy Statement. The description that follows is qualified in its entirety by reference to the full text of the Plan as set forth in Appendix B. We are asking our stockholders to approve the amendment and restatement of the Plan, which includes the following material amendments to the version of the Plan previously approved by our stockholders in 2007:

1)

Increase by 1,600,000 the number of shares authorized for making awards under the Plan from 2,000,000 shares to 3,600,000. This increase in shares is intended to replenish the available shares under the Plan close to the original 2,000,000 shares approved in 2007 by stockholders.

2)	Extend the expiration date of the Plan to May 22, 2024, the 10th anniversary of the approval of this amendment and restatement of the Plan.

Our stockholders initially approved the Plan in 2007. Subsequent to such approval five amendments have been adopted generally to reflect changes in the affiliates and subsidiaries of Williams participating in the Plan. Williams concluded that such amendments did not require stockholder approval. In 2007, the Plan initially limited shares for sale under the Plan to 2,000,000. As of February 28, 2014, approximately 412,725 shares remained available for sale under the Plan, not including the new shares being requested. The closing market price of Williams’ common stock on February 28, 2014, was $41.30. If our stockholders fail to approve the amended and restated Plan, the amendments will not be given effect, and the Plan will continue as in effect prior to its amendment and restatement.

As of the Record Date, April 1, 2014, the additional 1,600,000 shares for making awards under the Plan for which stockholder approval is being requested represents less than 0.25% of all outstanding shares of Williams’ common stock.

The Plan is currently set to expire September 30, 2017. We are requesting stockholder approval of an extension of this date to May 22, 2024. The Plan requires stockholder approval of amendments to the extent required by law or regulation or the rules of any securities exchange or other form of securities market on which the shares of Williams’ common stock may then be listed or quoted. The Board believes that the Plan has helped Williams to compete for, motivate and retain high caliber employees and to help align the interest of Plan participants with the interests of our stockholders.

Principal Features of the Plan

We describe below the other principal terms of the Plan, as amended and restated.

Key Provisions	Description
Administration

The Plan is administered by the Compensation Committee (the “Committee”) as designated by our Board. Subject to the provisions of the Plan, the Committee has full power and authority to promulgate rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions, and supervise the administration of the Plan and to take all action in connection with or related to the Plan as it deems necessary or advisable. All actions taken and determinations or interpretations made by the Committee will be binding and conclusive on all participants. The Committee delegates the routine day-to-day administration of the Plan (including the selection of a designated broker) to our vice president of human resources.

Key Provisions	Description
Eligibility and Participation

Employees are generally eligible to participate in the Plan if they are (i) employed by us or one of our designated subsidiaries and (ii) employed as of the first day of the offering period; but in all cases excluding any employee who is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code and who holds a position that has been classified as an executive position by our executive compensation department.

As of January 1, 2014, we estimate that 34% of our employees participate in the Plan.

Offering Period

Offering periods under the Plan begin on the first day of the year or the first day of the seventh month of the year (the “Offering Date”) and conclude on the last day of the sixth month after the Offering Date (the “Purchase Date”). The six month period for which an offering is effective is referred to as an “Offering Period.”

Payroll Deductions

Participants make after-tax payroll deductions during the Offering Period. The maximum annual payroll deduction for the Plan is $15,000, or such greater amount as designated by the Committee. The maximum payroll deductions that a participant may elect for any Offering Period may not exceed $7,500. The maximum payroll deductions a participant may elect per pay period may not exceed $576.

Purchases and Limitations

Unless a participant elects to withdraw from an Offering Period and ceases their payroll deductions, or otherwise becomes ineligible, the purchase of shares of common stock will be exercised automatically on each Purchase Date, and, subject to applicable limitations, the maximum number of shares will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions.

Participants may not purchase shares under the Plan to the extent that their rights to purchase shares under the Plan, when combined with the benefits under all employee stock purchase plans, would permit them to purchase shares with a fair market value in excess of $25,000 for any calendar year. In order to comply with this $25,000 limitation, we may decrease or cease payroll deductions at any time during the Offering Period.

We have set aside a maximum of 3,600,000 shares for issuance under the Plan. This number may be adjusted for stock splits and similar events. If the total number of shares that would otherwise be subject to rights to purchase at the beginning of an Offering Period exceeds the number of shares then available under the Plan, the Committee will make a pro rata allocation of the shares remaining available under the Plan. As of February 28, 2014, approximately 1,587,275 shares of common stock had been purchased under the Plan.

Purchase Price

The purchase price per share of common stock under the Plan will be the lesser of (a) 85% of the fair market value of a share of common stock on the Offering Date and (b) 85% of the fair market value of a share of common stock on the Purchase Date.

Fair market value of a share of common stock on a given date is determined by reference to the closing sale price reported for such shares on such date, or if no sale was reported on such date, on the last date on which a sale was reported on the NYSE. Because employee participants may purchase shares at a discount to the fair market value of our common stock, the value of the purchase of common stock under the Plan is not currently determinable.

Withdrawal and Termination

A participant may withdraw from an Offering Period by ceasing payroll deductions at any time during an Offering. Amounts remitted to the Plan prior to the cessation of payroll deductions will be returned to the participant, and no shares will be purchased for the participant with respect to the Offering Period.

Key Provisions	Description

Upon termination of a participant’s employment during the Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to the Plan (that have not been used to purchase shares of common stock) will be returned.

Transferability	Rights under the Plan are not transferable by participants, other than by will or the laws of descent and distribution or as otherwise allowed by the Plan by way of designation of a beneficiary.
Holding Period

The Committee may require that the shares be retained with the Plan’s broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. All shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until one year after the Purchase Date.

Amendment and Termination

The Board may at any time and for any reason terminate or amend the Plan. Except as allowed by the Plan generally with respect to changes in capitalization or corporate transactions, no amendment ot termination of the Plan may adversely affect the option to purchase shares that a participant has previously been provided with respect to an Offering Period. We will obtain stockholder approval of any amendment to comply with Section 423 of the Code or any other applicable law, regulation or stock exchange rule.

FEDERAL INCOME TAX IMPLICATIONS

The following summary is for general information only and is based on U.S. Federal income tax laws in effect on the date of this summary, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to participants. Moreover, this summary does not address state, local or foreign tax consequences. This summary assumes that the common stock acquired pursuant to the Plan will be held as a “capital asset” (generally property held for investment). Participants should consult with a qualified tax adviser regarding tax consequences of the Plan.

The Plan, and participants’ rights to make purchases under the Plan, are intended to qualify for treatment under Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to the participant until the disposition of the shares purchased under the Plan. The tax consequences will depend upon how long the shares are held.

If a participant holds shares more than two years from the first day of the Offering Period in which purchased (and more than one year from the date of purchase), the participant generally will recognize ordinary income based on the lesser of (i) the excess of the fair market value at the time of sale or disposition over the purchase price, or (ii) 15% of the fair market value of the shares as of the first day of the applicable Offering Period. If a participant holds shares less than two years from the first day of the Offering Period in which purchased, the participant will realize ordinary income generally measured as the excess, if any, of the fair market value of the shares on the date of the purchase over the actual price paid for such shares. Any additional gain or loss will be long-term or short-term capital gain or loss, depending on how long the shares were held.

Net capital gain (i.e., generally, capital gain in excess of capital losses) from the sale of shares held more than twelve months will generally be subject to tax as long-term capital gain. Net capital gain from the sale of shares held for 12 months or less will be subject to tax at ordinary income rates. If a participant holds the shares for twelve months, and the fair market value of the shares on the date of sale is less than the amount paid, there will be no ordinary income and any loss will generally be a long-term capital loss.

We expect to receive certain tax deductions, depending on the number and timing of purchases and sales of shares by employees.

Board of Directors’ Recommendation: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee is responsible for selecting Williams’ independent, registered public accounting firm. At a meeting held on March 11, 2014, the Audit Committee appointed the firm of Ernst & Young LLP as the independent auditors to audit our financial statements for calendar year 2014. A representative of Ernst & Young LLP will attend the annual meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided. Stockholder approval of the appointment of Ernst & Young LLP is not required, but the Audit Committee and the Board are submitting the selection of Ernst & Young LLP for ratification to obtain our stockholders’ views. If a majority of the stockholders do not ratify the appointment of Ernst & Young LLP as the independent auditors to audit our financial statements for calendar year 2014, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent auditor.

Principal Accounting Fees and Services

Fees for professional services provided by our independent auditors for each of the last two fiscal years were as follows:

	2013	2012
	(Millions)
Audit Fees	$8.4	$10.6
Audit-Related Fees	0.5	1.0
Tax Fees	0.4	0.4
All Other Fees	—	—

	$9.3	$12.0

Audit fees include fees associated with the annual audits of all of our registrants for SEC and Federal Energy Regulatory Commission reporting purposes, the reviews of our quarterly reports on Form 10-Q, the audit of internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002, and services performed in connection with other filings with the SEC. Audit-related fees include audits of employee benefit plans and services performed for other compliance purposes. Tax fees include tax planning, tax advice and tax compliance. Ernst & Young LLP does not provide tax services to our executives.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of Ernst & Young LLP, our independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by Ernst & Young LLP.

On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee to request advance approval. The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of Ernst & Young LLP. On a periodic basis, our management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee may also delegate the authority to pre-approve audit and permitted non-audit services, excluding services related to the Company’s internal control over financial reporting, to a subcommittee of one or more committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting. In 2012 and 2013, 100% of Ernst & Young LLP’s services were pre-approved by the Audit Committee.

Board of Directors’ Recommendation: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2014.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We request our stockholders’ non-binding, advisory vote on our NEO Compensation as disclosed in accordance with the SEC’s rules in this proxy statement. This proposal is commonly known as a “say-on-pay” proposal.

As discussed in the “Compensation Discussion and Analysis” section of this proxy statement on pages 31 to 50 as well as in the tables and narrative in the “Executive Compensation and Other Information” section on pages 50 to 60, our compensation programs are designed to attract and retain the talent needed to drive stockholder value and help each of our businesses meet or exceed financial and performance targets. Our compensation programs are intended to reward our NEOs for successfully implementing our strategy to grow our business and create long-term stockholder value. We believe our programs effectively link executive pay to the financial performance of the Company while also aligning our NEOs with the interests of our stockholders. The following are some key points that demonstrate our commitment to aligning pay to performance:

•

The significant majority of NEO target compensation is provided in the form of long-term equity awards, ensuring pay is aligned with stockholders and linked to the performance of our Company’s common stock;

•

Performance-based RSU awards are measured based on both relative and absolute TSR. This ensures our stock price performance must perform well in relation to our comparator group of companies while also delivering a strong absolute return to our stockholders in order to deliver the targeted number of RSUs to our NEOs upon vesting; and

•	Our 2013 Annual Incentive Program aligns 2013 payments to actual performance on pre-established targets effectively linking the Company’s financial performance to NEO pay.

We are seeking our stockholders support for our NEO compensation as detailed in this proxy statement. This proposal conforms to SEC requirements and seeks our stockholders views on our NEO compensation. It is not intended to address any specific element of compensation, but rather the overall compensation provided to our NEOs including our pay philosophy, our pay principles and pay practices as described in this proxy statement. The Board asks for your “FOR” advisory vote on the following resolution:

RESOLVED, that the stockholders of The Williams Companies, Inc. (the “Company”) approve, on an advisory basis, the executive compensation of the Company’s named executive officers as disclosed within this proxy statement pursuant to the compensation disclosure rules of the Securities Exchange Act of 1934, as amended (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related narrative discussion contained in this proxy statement.

Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board will take into account the outcome of the vote when considering future executive compensation decisions for NEOs. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2015 annual meeting of stockholders.

Board of Directors’ Recommendation: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

INCORPORATION BY REFERENCE

The Compensation Committee Report on Executive Compensation and the Report of the Audit Committee are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by Williams under the Securities Act or the Exchange Act, except to the extent that Williams specifically incorporates such information by reference. In addition, the website addresses contained in this proxy statement are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION

We file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.williams.com. We make available free of charge through the Investors tab of our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Ethics for Senior Officers, Board committee charters, and the Williams Code of Business Conduct are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our corporate secretary at Williams, One Williams Center, MD 47, Tulsa, Oklahoma 74172.

By order of the Board of Directors,
Sarah C. Miller
Corporate Secretary

Tulsa, Oklahoma

April 11, 2014

APPENDIX A

The Williams Companies, Inc.

2007 Incentive Plan

Effective as of March 14, 2007, as subsequently amended

Amended and restated effective as of May 22, 2014

THE WILLIAMS COMPANIES, INC.

2007 INCENTIVE PLAN

(Effective as of March 14, 2007, as subsequently amended) (Amended and restated effective as of May 22, 2014)

Article 1. - Effective Date, History, Objectives, and Duration

1.1        Effective Date.  The Williams Companies, Inc., a Delaware corporation (the “Company”), established an incentive compensation plan known as The Williams Companies, Inc. 2007 Incentive Plan (the “Plan”) effective March 14, 2007 (the “Effective Date”); which Plan was subsequently amended from time to time. From and after the Effective Date, no further grants or awards shall be made under The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time, The Williams Companies, Inc. Stock Plan for Nonofficer Employees, The Williams International Stock Plan, The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 1996 Stock Plan, as amended.

1.2        Objectives of the Plan.   The Plan is intended (a) to allow selected employees and officers of the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees and officers and retaining existing employees and officers, (b) to provide Non-Equity Incentive Award (as defined below) opportunities to employees in the Designated 162(m) Group (as defined below) that are competitive with those of other major corporations, (c) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, officers, and Non-Management Directors (as defined below), and (f) to attract and retain highly qualified persons to serve as Non-Management Directors and to promote ownership by such Non-Management Directors of a greater proprietary interest in the Company, thereby aligning such Non-Management Directors’ interests more closely with the interests of the Company’s stockholders.

1.3        Duration of the Plan.   The Plan commenced on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (the “Board”) to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions, or, if earlier, May 22, 2024, the tenth (10th) anniversary of the date the Board approved this amendment and restatement of the Plan. Termination of the Plan will not affect the rights and obligations of the Grantees and the Company arising under Awards theretofore granted and then in effect.

1

Article 2. - Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1        “Acquired Entity Award”   has the meaning set forth in Section 5.6.

2.2        “Affiliate”   means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

2.3        “Annual Meeting of Company Stockholders”    has the meaning set forth in Section 14.1.

2.4        “Award”   means Options (including Non-Qualified Stock Options and Incentive Stock Options), Shares of Restricted Stock, Restricted Stock Units, Performance Units (which may be paid in cash), Performance Shares, Stock Appreciation Rights, Other Stock-Based Awards, Non-Equity Incentive Awards or Director Annual Grants granted under the Plan.

2.5        “Award Agreement”   means the written or electronic agreement or other instrument as may be approved from time to time by the Committee or Management Committee (as applicable) by which an Award shall be evidenced. An Award Agreement may be in the form of either (a) an agreement to be either executed by both the Grantee and the Company (or an authorized representative of the Company) or delivered and acknowledged electronically as the Committee shall determine or (b) certificates, notices or similar instruments as approved by the Committee or Management Committee (as applicable).

2.6        “Base Amount”   means with respect to a Stock Appreciation Right, the amount with respect to which the appreciation in the value of a Share shall be measured over the period beginning with the Grant Date and ending on the date of exercise of such Stock Appreciation Right.

2.7        “Board”   has the meaning set forth in Section 1.3.

2.8        “CEO”   means the Chief Executive Officer of the Company.

2.9        “Code”   means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10        “Committee”  and “Management Committee” have the respective meanings set forth in Article 3.

2.11        “Common Stock”   means the common stock, $1.00 par value, of the Company.

2.12        “Controlled Affiliate”   means any Person that directly or indirectly, through one or more intermediaries, is controlled by the Company.

2.13        “Covered Employee”   means a Grantee who, as of the date that the value of an Award is recognizable as income, is one of the group of “covered employees,” within the meaning of Section 162(m) of the Code, with respect to the Company.

2.14        “Designated 162(m) Group”   means that group of persons whom the Committee believes may be Covered Employees with respect to a current or future fiscal year of the Company.

2.15        “Director Annual Grant”   means an Award made to a Non-Management Director under Section 14.1.

2.16        “Director Fees”   has the meaning set forth in Section 14.2.

2

2.17        “Disability”   means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, for purposes of the exercise of an Incentive Stock Option, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, disability as defined in the Company’s long-term disability plan in which the Grantee participates or is eligible to participate, as determined by the Committee.

2.18        “Dividend Equivalent”   means a right to receive or accrue, to the extent provided under the respective Award Agreement, payments equal to dividends or property on a specified number of Shares.

2.19        “Eligible Person”   means any employee (including any officer) of the Company or an Affiliate, except that only employees in the Designated 162(m) Group shall be Eligible Persons with respect to Non-Equity Incentive Awards.

2.20        “Exchange Act”   means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.21        “Equity Election”   has the meaning set forth in Section 14.2.

2.22        “Fair Market Value”   means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date: (i) the closing price on the date of determination reported in The Wall Street Journal (or an equivalent alternate or successor) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the Nasdaq Global Select or Global Market System, or similar securities market, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the Nasdaq Capital Market or similar securities market; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

2.23        “Grant Date”   means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

2.24        “Grantee”   means an Eligible Person or Non-Management Director who has been granted an Award.

2.25        “Incentive Stock Option”   means an Option that is intended to meet the requirements of Section 422 of the Code.

2.26        “including” or “includes”   means “including, without limitation,” or “includes, without limitation,” respectively.

2.27        “Non-Equity Incentive Award”   means an Award granted to a person in the Designated 162(m) Group that is not granted or payable in Shares.

2.28        “Non-Management Director”   means a member of the Board who is not an employee of the Company or any Affiliate.

2.29        “Non-Qualified Stock Option”   means an Option that is not an Incentive Stock Option.

2.30        “Option”   means an option granted under Article 6 of the Plan.

2.31        “Option Price”   means the price at which a Share may be purchased by a Grantee pursuant to the exercise of an Option.

3

2.32        “Option Term”   means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

2.33        “Other Stock-Based Award”   means a right, granted under Article 11 of the Plan, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.34        “Performance-Based Exception”   means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code contained in Section 162(m)(4)(C) of the Code (including the special provisions for options thereunder).

2.35        “Performance Measures”   has the meaning set forth in Section 4.4.

2.36        “Performance Period”   means the time period over which performance goals shall be determined, but may not be less than one year.

2.37        “Performance Share” and “Performance Unit”   have the respective meanings set forth in Article 9.

2.38        “Period of Restriction”   means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.39        “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.40        “Restricted Stock Unit” means a right, granted in accordance with Article 8 hereof, to receive a Share or cash payment equal to the value thereof, subject to such Period of Restriction as the Committee shall determine.

2.41        “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.42        “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.43        “Section 16 Non-Management Director” means a Non-Management Director who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.44        “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.45        “Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.46        “Shares of Restricted Stock” or “Restricted Stock” means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.47        “Stock Appreciation Right” or “SAR” has the meaning set forth in Section 10.1 hereof.

2.48        “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee or officer, or with respect to an individual who is solely an employee or officer of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company. Notwithstanding the foregoing, except as otherwise provided in the Award Agreement with respect to such Award, with respect to an Award subject to Section 409A of the Code, “Termination of Affiliation” means a “separation from service” as defined in Section 409A of the Code and guidance thereunder.

4

Article 3. - Administration

3.1    Committee.

(a)        Subject to Articles 14 and 15, and to Section 3.2, the Plan shall be administered by a committee (the “Committee”). Except to the extent the Board reserves administrative powers to itself or appoints a different committee to administer the Plan, the Committee shall be (i) the Board, with respect to all Non-Management Directors, (ii) the Compensation Committee of the Board, with respect to all executive officers of the Company (which term shall have the same meaning as the term “officer” as defined in Rule 16a-1(f) promulgated under the Exchange Act and shall in any event include all of the members of the Company’s Executive Officer Team (“EOT”)) and any other Eligible Person with respect to whom it elects to act as the Committee, and (iii) except as the Committee may provide, if the CEO is a member of the Board, a committee consisting of the CEO, with respect to any Eligible Person other than an executive officer of the Company. In addition, to the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify both as “outside directors” within the meaning of Section 162(m) of the Code and as Section 16 Non-Management Directors (the “Independent Committee”). The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)        The Board or the Compensation Committee may, by resolution, appoint and delegate to another committee of one or more officers of the Company (including the CEO) (a “Management Committee”) any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers of the Company, Non-Management Directors, and/or are persons in the Designated 162(m) Group for whom the Board or the Compensation Committee desires to have the Performance-Based Exception apply and/or are Section 16 Persons at the time any such delegated authority is exercised; provided, however, that the resolution so authorizing such Management Committee shall specify the total number of Shares that may be subject to Awards (if any) such Management Committee may award pursuant to such delegated authority, and any such Award shall be subject to the form(s) of Award Agreement theretofore approved by the Compensation Committee. Any delegation of authority pursuant to this Section 3.1(b) shall comply with the requirements of applicable law, including Section 157(c) of the General Corporation Law of the State of Delaware to the extent applicable.

(c)        Unless the context requires otherwise, any references herein to “Committee” include references to the Board, the Compensation Committee of the Board, the Management Committee, the Independent Committee (if distinct from any of the foregoing) or the CEO, as applicable. For avoidance of doubt, notwithstanding any provision of the Plan to the contrary, any action taken by the Compensation Committee of the Board shall be treated as a valid action of the Committee, except as limited by the terms of the Board’s delegation of authority to the Compensation Committee of the Board or in the event that such action would violate applicable law.

3.2    Powers of Committee.   Subject to and consistent with the provisions of the Plan (including Article 14 and any limitations in scope of authority established in accordance with Section 3.1 above), the Committee has full and final authority and sole discretion as follows:

(a)        to determine when, to whom and in what types and amounts Awards should be granted;

(b)        to grant Awards in any number and amount to Eligible Persons, and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price, Base Amount or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals

5

including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine); provided that, other than with respect to Awards to Non-Management Directors (i) no Award or portion thereof of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares may vest or be settled in full or in part prior to the thirty-sixth month following its Grant Date and (ii) no Award of Options, Stock Appreciation Rights or Other Stock-Based Awards may vest or be settled in full prior to the thirty-sixth month following its Grant Date (with partial vesting prior to such date permitted), except that, in either case, the Committee may provide for the vesting satisfaction and/or lapse of some or all conditions under any such Award in the event of the applicable Eligible Person’s death, disability, Retirement, involuntary separation of service, or in connection with a Change in Control;

(c)        to determine the benefit payable under any Performance Unit, Performance Share, Other Stock-Based Award or Non-Equity Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d)        to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)        to determine the Option Term;

(f)        to determine the amount, if any, that a Grantee shall pay for Shares of Restricted Stock, when Shares of Restricted Stock shall be forfeited and whether such Shares shall be held in escrow;

(g)        to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)        to determine with respect to Awards whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically (whether to limit loss of deductions pursuant to Section 162(m) of the Code or otherwise), at the election of the Committee or at the election of the Grantee;

(i)        to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(j)        to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(k)        to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(l)        to determine the terms and conditions of all Award Agreements applicable to Eligible Persons and Non-Management Directors (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent, or (iv) provided for or specifically contemplated in the Plan (such as Section 6.4 or Article 13);

(m)        to make such adjustments or modifications to Awards or to adopt such sub-plans for Grantees working outside the United States as are advisable to fulfill the purposes of the Plan (including to comply with local law);

6

(n)        to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, as applicable, limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(o)        to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided that in no event shall such adjustment increase the amount payable under an Award for a person included in the Designated 162(m) Group for whom the Committee desires to have the Performance-Based Exception apply so as to cause the Performance-Based Exception to be unavailable;

(p)        to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(q)        to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 3.1(b), 4.3, 4.4 and 5.7(b)).

7

Article 4. - Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1    Number of Shares Available for Grants.   Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be forty million (40,000,000). The number of Shares available for delivery pursuant to Incentive Stock Options shall be the number set forth in the first sentence of this Section 4.1.

If any Shares subject to an Award granted hereunder are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for grant under the Plan. Except with respect to Shares associated with Options or SARs, the aggregate number of shares available for delivery under the Plan at any time shall not be reduced by Shares retained or withheld by the Company to pay the withholding taxes related to an Award. Except with respect to Shares associated with Options or SARs, Shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the purchase price or tax withholding obligation of an Award shall be available for delivery under this Plan. Notwithstanding anything herein to the contrary, Shares retained, withheld by or delivered to the Company to pay the exercise price of an Option or the withholding taxes related to an Option or SAR shall not be made available again for delivery under the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

Notwithstanding the foregoing, the limit set forth in this Section 4.1 shall not be reduced by any Shares issued pursuant to Acquired Entity Awards granted in assumption of, or in substitution for, an outstanding award previously granted by an Acquired Entity, so long as the terms of the acquisition of such awards previously granted by an Acquired Entity do not expressly provide for the issuance of Shares authorized under this Section 4.1.

4.2    Adjustments in Authorized Shares and Awards.   In the event of any dividend or other distribution (whether in the form of cash, Shares, or other property, but excluding regular, quarterly cash dividends), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares, provided that any such transaction or event referred to heretofore does not involve the receipt of consideration by the Company, then the Committee shall, in such manner as it deems equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price or Base Amount with respect to any applicable Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of outstanding Shares of Restricted Stock or relating to any other outstanding Award in connection with which Shares are issued or otherwise subject, (e) the number of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3, (f) the number and type of Shares (or other securities or property) as to which Awards may be settled, and (g) the number of Shares subject to outstanding Restricted Stock or Restricted Stock Units granted under Article 14; provided, in each case, that with respect to Awards of Incentive Stock Options intended as of their Grant Date to qualify as Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number. By way of example and not limitation, neither the conversion of any convertible securities of the Company nor any open market purchase of Shares by the Company shall be treated as a transaction that “does not involve the receipt of consideration” by the Company.

4.3    Compliance with Section 162(m) of the Code; Annual Individual Limitations.   During any calendar year, no Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more

8

than three million five hundred thousand (3,500,000) Shares, subject to adjustment as provided in Section 4.2. The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted with respect to any calendar year (or the Company’s fiscal year, if the Company’s fiscal year is not the calendar year) to any Grantee included in the Designated 162(m) Group (regardless of when such Award is settled) shall not exceed Fifteen Million Dollars ($15,000,000.00). (Thus, Awards to be settled in cash or property (other than Shares) with a Performance Period (or other period of time explicitly or implicitly utilized to determine the value to be provided to the Grantee) over more than one calendar year (or fiscal year) may exceed the one-year grant limit in the prior sentence at the time of payment or settlement so long as the total maximum potential value does not exceed the one-year limit multiplied by the number of calendar years (or fiscal years) or portions thereof over which the value of such Award is determined.)

4.4    Performance-Based Exception Under Section 162(m).   Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

(a)        Earnings (either in the aggregate or on a per-share basis);

(b)        Net income;

(c)        Operating income;

(d)        Operating profit;

(e)        Cash flow;

(f)        Stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders);

(g)        Return measures (including return on assets, equity, or sales);

(h)        Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA);

(i)        Gross revenues;

(j)        Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(k)        Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more operating areas;

(l)        Net economic value;

(m)        Market share;

(n)        Annual net income to common stock;

(o)         Earnings per share;

(p)         Annual cash flow provided by operations;

(q)         Changes in annual revenues;

9

(r)         Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(s)         Economic value added;

(t)         Sales;

(u)         Costs;

(v)         Results of customer satisfaction surveys;

(w)         Results of employee satisfaction and/or engagement surveys;

(x)         Employee turnover;

(y)         Aggregate product price and other product price measures;

(z)         Safety record;

(aa)        Service reliability;

(bb)        Operating and maintenance cost management;

(cc)        Energy production availability performance measures;

(dd)        Debt rating;

and/or

(ee)        Market share;

provided that subsections (a) through (g) may be measured on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result, and may be measured annually, cumulatively over a period of years or over such other period determined by the Committee. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each Performance Measure for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, to a department, unit, operating area or function within the Company or any one or more Affiliates; or to the Company and/or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards

10

downward) so as to cause the Performance-Based Exception to be unavailable. The Committee may not delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

For purposes of Section 4.3 and this Section 4.4 (and any other provisions of the Plan for which compliance with Section 162(m) of the Code is intended), references to “Committee” means the Compensation Committee of the Board or, if a separate body, the Independent Committee.

11

Article 5. - Eligibility and General Conditions of Awards

5.1    Eligibility.   Awards may be granted to any Eligible Person or Non-Management Director, whether or not he or she has previously received an Award; provided that only persons included in the Designated 162(m) Group shall be Eligible Persons with respect to Non-Equity Incentive Awards made under the Plan and Non-Management Directors may only receive Awards granted under Article 14 of the Plan. A prospective employee of the Company or an Affiliate may be granted an Award so long as the Grant Date does not occur prior to the date that such Person commences employment or the performance of services for the Company or an Affiliate.

5.2    Award Agreement.   To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3    General Terms and Termination of Affiliation.   The Committee may impose on any Award or the exercise or settlement thereof, at the Grant Date or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Awards that have not been exercised and that are subject to (a) a risk of forfeiture, (b) deferral by the Committee (and not voluntary deferral by the Grantee), (c) vesting or (d) unexpired Performance Periods at the time of a Termination of Affiliation, shall be forfeited to the Company.

5.4    Nontransferability of Awards.

(a)        Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order (“DRO”).

(b)        No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Shares of Restricted Stock, to the Company) or pursuant to a DRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company and any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)        Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Director Annual Grants, Restricted Stock Units, Stock Appreciation Rights and Awards other than Incentive Stock Options and Non-Equity Incentive Awards, may be transferred to one or more trusts or persons during the lifetime of the Grantee in connection with the Grantee’s estate planning, and may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)        Nothing herein shall be construed as requiring the Committee to honor a DRO except as required under the respective Award Agreement or to the extent required under applicable law.

12

5.5    Cancellation and Rescission of Awards.   Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6    Stand-Alone, Tandem and Substitute Awards.

(a)        Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any other plan of the Company or any Affiliate; provided that if the stand-alone, tandem or substitute Award is intended to qualify for Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. In connection with the Company’s acquisition, however effected, of another corporation or entity (the “Acquired Entity”) or the assets thereof, the Committee may, at its discretion, grant Awards (“Substitute Awards”) associated with the stock or other equity interest in such Acquired Entity (“Acquired Entity Award”) held by a Grantee immediately prior to such Acquisition in order to preserve for Grantee the economic value of all or a portion of such Acquired Entity Award on such terms as the Committee determines necessary to achieve preservation of economic value. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits.

(b)        The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan in substitution for stock and stock-based Awards held by employees of another corporation who become employees of the Company or an Affiliate as the result of a merger or consolidation or other combination of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation.

5.7    Compliance with Rule 16b-3.

(a)        Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3 without the consent of or notice to the affected Section 16 Person.

(b)        Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan. For purposes of Section 5.7(a) and this Section 5.7(b), references to “Committee” means the Compensation Committee of the Board or, if a separate body, the Independent Committee.

5.8        Deferral of Award Payouts.   The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Shares of Restricted Stock, the satisfaction of any requirements or goals with respect

13

to Performance Units or Performance Shares, the lapse or waiver of the Period of Restriction for Restricted Stock Units, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. The Committee may also require such a deferral of receipt in order to avoid non-deductibility of any amounts associated with such Award or to comply with the requirements of applicable law. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Except as otherwise provided in an Award Agreement or this Section 5.8, any payment of any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee’s Termination of Affiliation. Notwithstanding anything herein to the contrary, in no event will any deferral or payment of a deferred number of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.

14

Article 6. - Stock Options

6.1    Grant of Options.   Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2    Award Agreement.   Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term (which shall be for a period of not more than ten (10) years from its Grant Date), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine; provided further that notwithstanding anything to the contrary, any Award to an Eligible Person of an Option shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b).

6.3    Option Price; No Repricing.   The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee, and, except with respect to an Option granted as an Acquired Entity Award, shall be at least equal to 100% of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to reduce, directly or indirectly, the Option Price of any outstanding Option without stockholder approval, including, without limitation, by (a) canceling previously awarded Options and regranting them with a lower Option Price, (b) at any time when the Option Price of a previously awarded Option is above the Fair Market Value of a Share, exchanging or buying out such previously granted Option for a payment in cash, Shares or other Award, notwithstanding any authority otherwise granted the Committee or the Board under the Plan or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

6.4    Grant of Incentive Stock Options.   At the time of the grant of any Option, the Committee may in its discretion designate that such Option (or portion thereof) shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option (or portion thereof) designated as an Incentive Stock Option:

(a)        shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

(b)        shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)        shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)        shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)        shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (a “Disqualifying Disposition”), within 10 days of such a Disqualifying Disposition; and

(f)        shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided that the Grantee

15

may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.

For purposes of this Section 6.4, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

Notwithstanding anything in this Section 6.4 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year would exceed the $100,000 Limit, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of Affiliation (or such other period of time provided in Section 422 of the Code).

6.5    Payment.   Except as otherwise provided by the Committee in an Award Agreement or otherwise, Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means, subject to the approval of the Committee:

(a)        cash, personal check or wire transfer;

(b)        Shares, valued at their Fair Market Value on the date of exercise;

(c)        withholding of Shares otherwise deliverable upon exercise valued at their Fair Market Value on the date of exercise; or

(d)        subject to applicable law, pursuant to procedures previously approved by the Company, in cash through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the mandatory amount of federal, state, local and foreign withholding taxes payable by Grantee by reason of such exercise.

16

Article 7. - Shares of Restricted Stock

7.1        Grant of Shares of Restricted Stock.   Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

7.2        Award Agreement.   Each grant of Shares of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction (which shall, to the extent applicable, reflect the minimum vesting requirement set forth in Section 3.2(b)), the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, normal or approved early retirement, or involuntary termination by the Company or an Affiliate without “cause.” Except as otherwise determined by the Committee, upon Termination of Affiliation during the applicable Period of Restriction, Shares of Restricted Stock that are at that time subject to forfeiture shall be forfeited and automatically reacquired by the Company.

7.3        Consideration for Shares of Restricted Stock.   The Committee shall determine the amount, if any, that a Grantee shall pay for Shares of Restricted Stock, subject to the following sentence. Except with respect to Shares of Restricted Stock that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the par value of a Share for each Share of Restricted Stock. Such payment shall be made in full in cash and/or other consideration permissible by applicable law (including prior and/or future services, which shall be considered a “benefit to the corporation” within the meaning of Section 152 of the Delaware General Corporation Law) by the Grantee before the delivery of the Shares under terms determined by the Committee.

7.4        Effect of Forfeiture.   If Shares of Restricted Stock are forfeited, and if the Grantee was required to pay for such Shares with cash or property, the Grantee shall be deemed to have resold such Shares to the Company at a price equal to the lesser of (a) the amount paid in cash or property by the Grantee for such Shares, or (b) the Fair Market Value of such Shares at the close of business on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Shares.

7.5        Escrow; Legends.   The Committee may provide that any certificates for any Shares of Restricted Stock (a) shall be held (together with one or more stock powers executed in blank by the Grantee) in escrow by the Secretary of the Company until such Shares become nonforfeitable or are forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Shares. If any Shares of Restricted Stock become nonforfeitable, the Company shall cause certificates for such Shares to be delivered without such legend, except as may be required under applicable law.

7.6        Voting Rights; Dividends and Distributions.   Unless otherwise determined by the Committee, individuals holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction. Individuals in whose name Shares of Restricted Stock are granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares. Unless otherwise determined by the Committee, such dividends and other distributions shall be paid once the Period of Restriction has ended; provided, however, in no event will dividends or other distributions be paid during the Performance Period with respect to unearned Awards of Restricted Stock that are subject to performance-based vesting criteria.

17

Article 8. - Restricted Stock Units

8.1        Grant of Restricted Stock Units.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine; provided that notwithstanding anything to the contrary, any Award to an Eligible Person of Restricted Stock Units shall, to the extent applicable, include the minimum vesting requirements set forth in Section 3.2(b).

8.2        Delivery and Limitations.  Delivery of Shares will occur upon expiration of the Period of Restriction specified for the Award of Restricted Stock Units by the Committee. In addition, an Award of Restricted Stock Units shall be subject to such limitations as the Committee may impose, which limitations may lapse at the end of the Period of Restriction of such Restricted Stock Units or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Restricted Stock Units will have no voting rights in respect of such Restricted Stock Units. The Committee may award a Grantee Dividend Equivalents in respect of Restricted Stock Units that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement. Unless otherwise determined by the Committee, such Dividend Equivalents shall be paid once the Period of Restriction or other applicable limitations or restrictions have ended; provided, however, in no event will Dividend Equivalents be paid during the Performance Period with respect to unearned Restricted Stock Units that are subject to performance-based vesting criteria.

8.3        Forfeiture.  Except as otherwise determined by the Committee, upon Termination of Affiliation during the applicable Period of Restriction, Restricted Stock Units that are at that time subject to forfeiture shall be forfeited.

18

Article 9. - Performance Units and Performance Shares

9.1        Grant of Performance Units and Performance Shares.  Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee; provided that notwithstanding anything to the contrary, any Award to an Eligible Person of Performance Units or Performance Shares shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b).

9.2        Value/Performance Goals.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures as set forth in Section 4.4 satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

    (a)        Performance Unit.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

    (b)        Performance Share.   Each Performance Share shall have an initial value equal to the Fair Market Value of a Share at the close of business on the Grant Date.

9.3        Earning of Performance Units and Performance Shares.    After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

    At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement or otherwise determined by the Committee.

    Other than with respect to Grantees in the Designated 162(m) Group, if a Grantee is promoted, demoted or transferred to a different operating area of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

    The Committee may award a Grantee Dividend Equivalents in respect of Performance Units that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement. Any such Dividend Equivalents shall not be paid except with respect to those Performance Units that have been earned based on the level of achievement of applicable performance goals. Grantees to whom Performance Shares are granted shall be entitled to receive all dividends and other distributions paid only with respect to those Shares that have been earned based on the level of achievement of performance goals. In addition, a Grantee may, at the discretion of the Committee, be entitled to exercise his or her voting rights with respect to such Shares to the extent such Shares have been issued to the Grantee.

9.4        Forfeiture.  Except as otherwise determined by the Committee, upon Termination of Affiliation any unvested and/or unearned Performance Units and Performance Shares shall be forfeited.

19

Article 10. - Stock Appreciation Rights

10.1      Grant of SARs.  Subject to and consistent with the provisions of the Plan, stock appreciation rights (“Stock Appreciation Rights” or “SARs”) may be granted to any Eligible Persons in such numbers and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Each SAR shall represent the right of the Grantee to receive upon exercise of the SAR an amount equal to the amount described in Section 10.3, subject to such terms and conditions as the Committee shall determine; provided that notwithstanding anything to the contrary, any Award to an Eligible Person of a SAR shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b).

10.2      Award Agreement.  Each grant of SARs shall be evidenced by an Award Agreement that shall specify, as the Committee shall determine, the number of Shares as to which the SAR relates, the Base Amount, the term and such other terms and conditions as the Committee shall determine, including without limitation vesting and forfeiture, provided that as to each SAR:

    (a)        except with respect to a SAR granted as an Acquired Entity Award, the Base Amount shall never be less than the Fair Market Value of a Share on the Grant Date; and

    (b)        the term shall not exceed ten years from the Grant Date.

10.3      Payment of SAR Amount.  Upon exercise of an SAR, the Grantee shall be entitled to receive payment of an amount determined by multiplying (a) the difference between the Base Amount of the SAR and the Fair Market Value of a Share at the close of business on the date the SAR is exercised by (b) the number of Shares with respect to which the SAR is exercised. In the discretion of the Committee, payment of the SAR amount by the Company may be in cash, Shares or a combination of cash and Shares.

10.4      Forfeiture.  Except as otherwise determined by the Committee, upon Termination of Affiliation any unvested SARs shall be forfeited.

10.5      No Repricing.  Subject to the adjustment under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to reduce, directly or indirectly, the Base Amount of any outstanding SAR without stockholder approval, including, without limitation, by (a) canceling previously awarded SARs and regranting them with a lower Base Amount, (b) at any time when the Base Amount of a previously granted SAR is above the Fair Market Value of a Share, exchanging or buying out such previously granted SARs for a payment in cash, Shares or other Award, notwithstanding any authority otherwise granted the Committee under the Plan or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

20

Article 11. - Other Stock-Based Awards

    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates; provided that notwithstanding anything to the contrary, any such Award to an Eligible Person shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b). Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares or other securities delivered pursuant to a purchase right granted under this Article 11 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property or other consideration permitted by applicable law, as the Committee shall determine.

21

Article 12. - Non-Equity Incentive Awards

The Committee is authorized to grant Non-Equity Incentive Awards alone or in conjunction with other Awards to individuals who are at the time of the grant of such Non-Equity Incentive Award, included in the Designated 162(m) Group. All terms, conditions and limitations applicable to any Non-Equity Incentive Award shall be determined by the Committee, subject to and consistent with the provisions of the Plan.

22

Article 13. - Change in Control

13.1      Acceleration of Exercisability and Lapse of Restrictions.  If, upon or within two (2) years following a Change in Control a Grantee has a Termination of Affiliation with the Company and the Company’s Affiliates (excluding any transfer to the Company or its Affiliates) voluntarily for Good Reason, or involuntarily (other than due to Cause, death, Disability, or Retirement) the following acceleration provisions shall apply to Awards other than Awards granted under Article 14:

    (a)        All outstanding Awards pursuant to which the Grantee may have rights, the exercise of which is restricted or limited, shall become fully exercisable; unless the right to lapse restrictions or limitations is waived or deferred by a Grantee prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled (at the target level, to the extent applicable) and shall be waived by the Company; and

    (b)        Notwithstanding any other provision of the Plan or any outstanding Award Agreement, Awards in the form of Non-Qualified Stock Options which are accelerated under this Section 13.1 shall be exercisable after a Grantee’s Termination of Affiliation for a period equal to the lesser of (i) the remaining term of each nonqualified option; or (ii) eighteen (18) months.

Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards upon the Change in Control or to provide equivalent awards of substantially the same value, immediately prior to the Change in Control, all Awards that are not assumed or continued shall be treated as follows effective immediately prior to the Change in Control: all outstanding Awards pursuant to which the Grantee may have rights, the exercise of which is restricted or limited, shall become fully exercisable; unless the right to lapse restrictions or limitations is waived or deferred by a Grantee prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled (at the target level, to the extent applicable) and shall be waived by the Company. For the avoidance of doubt, nothing herein shall require the acquiring or surviving company in a Change in Control to assume all Awards previously made under the Plan or to provide equivalent awards of substantially the same value.

In no event shall any action be taken pursuant to this Section 13.1 that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.

13.2      Definitions.  For purposes of this Article 13, the following terms shall have the meanings set forth below:

    (a)        “Cause“ means, from and after the occurrence of a Change in Control, unless otherwise defined in an Award Agreement or individual employment, change in control, or other severance agreement, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

(i)        willful failure by a Grantee to substantially perform his or her duties (as they existed immediately prior to a Change in Control), other than any such failure resulting from a Disability; or

(ii)        Grantee’s conviction of or plea of nolo contendere to a crime involving fraud, dishonesty or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company or an Affiliate; or

23

(iii)        Grantee’s willful or reckless material misconduct in the performance of his duties which results in an adverse effect on the Company, the Subsidiary or an Affiliate; or

(iv)        Grantee’s willful or reckless violation or disregard of the code of business conduct or other published policy of the Company or an Affiliate; or

(v)        Grantee’s habitual or gross neglect of duties.

    (b)        “Change Date“ means, with respect to an Award, the date on which a Change in Control first occurs while the Award is outstanding.

    (c)        “Change in Control“ means, unless otherwise defined in an Award Agreement or individual Change in Control severance agreement, the occurrence of any one or more of the following:

(i)        any person (as such term is used in Rule 13d-5 of the SEC under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Controlled Affiliate or any employee benefit plan (or any related trust) sponsored or maintained by the Company or any of its Controlled Affiliates (a “Related Party”), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all Voting Securities of the Company, except that no Change in Control shall be deemed to have occurred solely by reason of such beneficial ownership by a Person with respect to which both more than 75% of the common stock of such Person and Voting Securities representing more than 75% of the combined voting power of the Voting Securities of such Person are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Company immediately before such acquisition, in substantially the same proportions as their ownership, immediately before such acquisition, of the common stock and Voting Securities of the Company, as the case may be; or

(ii)        the Company’s Incumbent Directors (determined using the date of the Award as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

(iii)        consummation of a merger, reorganization, recapitalization, consolidation, or similar transaction (any of the foregoing, a “Reorganization Transaction”), other than a Reorganization Transaction that results in the Persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners, of both at least 65% of the then-outstanding common stock of the Surviving Corporation and Voting Securities representing at least 65% of the combined voting power of the then-outstanding Voting Securities of the Surviving Corporation, in substantially the same respective proportions as such Persons’ ownership of the common stock and Voting Securities of the Company immediately before such Reorganization Transaction; or

(iv)        consummation of a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of complete liquidation of the Company, other than any such transaction that would result in (A) a Related Party owning or acquiring more than 50% of the assets owned by the Company immediately prior to the transaction or (B) the Persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Company immediately before such transaction becoming, immediately after the consummation of such transaction, the direct or indirect owners, of more than 50% of the assets owned by the Company immediately prior to the transaction.

24

Notwithstanding the occurrence of any of the foregoing events and subject to Section 17.18, a Change in Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change in Control.

    (d)        “Good Reason” means, unless otherwise defined in an Award Agreement or individual employment, change in control or other severance agreement, the occurrence, upon or within two years following a Change in Control and without a Grantee’s prior written consent, of any one or more of the following:

(i)        a material adverse reduction in the nature or scope of the Grantee’s duties from the most significant of those assigned at any time in the 90-day period prior to a Change in Control; or

(ii)        a significant reduction in the authority and responsibility assigned to the Grantee; or

(iii)        any material reduction in or failure to pay Grantee’s base salary; or

(iv)        a material reduction of Grantee’s aggregate compensation and/or aggregate benefits from the amounts and/or levels in effect on the Change Date, unless such reduction is part of a policy applicable to peer employees of the Employer and of any successor entity; or

(v)        a requirement by the Company or an Affiliate that the Grantee’s principal duties be performed at a location more than fifty (50) miles from the location where the Grantee was employed immediately preceding the Change in Control, without the Grantee’s consent (except for travel reasonably required in the performance of the Grantee’s duties); provided such new location is farther from Grantee’s residence than the prior location.

Notwithstanding anything in this Article 13 to the contrary, no act or omission shall constitute grounds for “Good Reason”:

(i)        Unless, at least 30 days prior to his termination, Grantee gives a written notice to the Company or the Affiliate that employs Grantee of his intent to terminate his employment for Good Reason which describes the alleged act or omission giving rise to Good Reason;

(ii)        Unless such notice is given within 90 days of Grantee’s first actual knowledge of such act or omission; and

(iii)        Unless the Company or the Affiliate that employs Grantee fails to cure such act or omission within the 30 day period after receiving such notice.

Further, no act or omission shall be “Good Reason” if Grantee has consented in writing to such act or omission.

    (e)        “Incumbent Directors” means, determined as of any date by reference to any baseline date:

(i)        the members of the Board on the date of such determination who have been members of the Board since such baseline date; and

(ii)        the members of the Board on the date of such determination who were appointed or elected after such baseline date and whose election, or nomination for election by stockholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of two-thirds of the directors comprising the Company’s Incumbent Directors on the date of such vote or written consent, but excluding each such member whose initial assumption of office was in connection with (A) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board or (B) a “tender offer” (as such term is used in Section 14(d) of the Exchange Act).

25

    (f)        “Retirement“ shall have the meaning ascribed to such term in the Company’s governing tax-qualified retirement plan applicable to the Grantee, or if no such plan is applicable to the Grantee, in the good faith determination of the Committee.

    (g)        “Surviving Corporation“ means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate voting power of all Voting Securities of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

    (h)        “Voting Securities“ of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

26

Article 14. - Non-Management Director Awards

14.1      Director Annual Grant.

    (a)        Automatic Grant of Director Annual Grant.  Subject to adjustment as provided in Section 4.2, annually each Non-Management Director shall be granted an annual Award payable, as determined by the Board, in the form of one or a combination of Restricted Stock or Restricted Stock Units (determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) having a Fair Market Value at the close of business on the Grant Date of up to Three Hundred Thousand Dollars ($300,000); provided, however, that with respect to a Non-Management Director who is designated as Chairman of the Board or Lead Director, the annual Award granted to the Non-Management Director may have a Fair Market Value of up to two hundred percent (200%) of the foregoing limit (“Director Annual Grant”). Notwithstanding the foregoing, the Board, in its sole discretion, may reduce or eliminate an annual Award that would otherwise be granted to a Non-Management Director. The Grant Date for such Director Annual Grant shall be the date of the annual meeting of company stockholders (“Annual Meeting of Company Stockholders”) commencing with the Annual Meeting of Company Stockholders in 2014. If no Annual Meeting of Company Stockholders is held prior to June 1 of any calendar year, the Grant Date for the Director Annual Grant shall be May 31. Notwithstanding the foregoing, the Board may, in its discretion exercised at any time prior to the date a Director Annual Grant is granted for a year, provide that the Director Annual Grant for such year shall be granted in installments, so that only a portion (which portion shall be the same for each Non-Management Director) of the Director Annual Grant shall be granted on the date of the Annual Meeting of Company Stockholders (or May 31, as applicable) of such year, and the remaining portion or portions shall be granted at such time or times in such year as the Board may specify at the time it determines to grant the Director Annual Grant in installments. A person who first becomes a Non-Management Director after the conclusion of the Annual Meeting of Company Stockholders and prior to August 1 of any year shall be granted the full Director Annual Grant for such year as of December 15.

    (b)        Prorated Director Annual Grant.

(i)        Subject to adjustment as provided in Section 4.2, a person who first becomes a Non-Management Director on or after August 1 of any year and prior to the first Annual Meeting of Company Stockholders following the date the person becomes a Non-Management Director shall be granted a prorated Director Annual Grant for such first year with a Grant Date following the date such person becomes a Non-Management Director determined as follows:

(A)        The Grant Date shall be December 15 if the person first becomes a Non-Management Director on or before December 15 of the year.

(B)        The Grant Date shall be the date of the next Annual Meeting of Company Stockholders if the person first becomes a Non-Management Director on or after December 16 of the year. If no Annual Meeting of Company Stockholders is held prior to the next following June 1, the Grant Date shall be May 31 of the year following the date the person becomes a Non-Management Director.

(ii)        The prorated portion of the Director Annual Grant shall be determined by multiplying the value of such Director Annual Grant by a fraction, the numerator of which is the number of full and fractional calendar months elapsing between the date such person first becomes a Non-Management Director and the date of the first Annual Meeting of Company Stockholders following the date the person becomes a Non-Management Director and the denominator of which is twelve; provided that with respect to any component of a Director Annual Grant denominated in Shares, including but not limited to Shares of Restricted Stock or Restricted Stock Units, only whole numbers of Shares shall be granted, determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in

27

excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares. If no Annual Meeting of Company Stockholders is scheduled as of a December 15 Grant Date or held as of a May 31 Grant Date, such prorated Director Annual Grant shall be determined by multiplying each component of such Director Annual Grant by a fraction, the numerator of which is the number of full and fractional calendar months elapsing between the date such person first becomes a Non-Management Director and May 31 of the year following the date such person becomes a Non-Management Director and the denominator of which is twelve. As to any component denominated in Shares, including without limitation Shares of Restricted Stock or Restricted Stock Units, only whole numbers of Shares shall be granted, determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares.

(iii)        In the event the Board has determined that the Director Annual Grant for a year shall be granted in installments, the Board shall make appropriate provisions for prorating installments with respect to Non-Management Directors entitled to a prorated Director Annual Grant, consistent with the preceding provisions of this Section 14.1(b).

    (c)        Non-Management Director Status.    A person must be a Non-Management Director on the Grant Date of a Director Annual Grant (or any installment thereof) in order to be granted such Director Annual Grant (or installment thereof). For a Director Annual Grant granted on the date of the Annual Meeting of Company Stockholders, other than a prorated Director Annual Grant, the person must be a Non-Management Director at the conclusion of the Annual Meeting of Company Stockholders.

    (d)        Vesting and Payment.  Each Director Annual Grant shall vest and be paid out in Shares as determined by the Committee.

14.2      Election to Receive Director Fees in Shares or Restricted Stock Units in Lieu of Cash.

    (a)        Payment of Director Fees in Shares.  A Non-Management Director may elect (“Equity Election”) to be paid all or a portion of cash fees, if any, earned in his or her capacity as a Non-Management Director (including any retainer fees, fees for service as chairman of a Board committee and any other cash fees paid to directors (“Director Fees”)), in the form of Shares in lieu of cash. An Equity Election may be made at any time prior to the date Director Fees would otherwise have been paid in cash, subject to such restrictions and advance filing requirements as the Company may impose, including, but not limited to, restrictions designed to comply with the requirements of Section 409A of the Code. Equity Elections made pursuant to The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time, that were in effect on the date stockholders approve this Plan shall remain in effect under this Plan, subject to the remainder of this Section 14.2(a). Each Equity Election shall be irrevocable, shall specify the portion of the Director Fees to be paid in the form of Shares and shall remain in effect with respect to future Director Fees until the Non-Management Director revokes or changes such Equity Election. Any such revocation or change shall have prospective application only. Shares delivered pursuant to an Equity Election shall be that whole number of Shares (determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares), determined by dividing the amount of Director Fees to be paid in Shares by the Fair Market Value of a Share at the close of business on the date such Director Fees would otherwise be paid.

    (b)        Payment of Director Fees in Restricted Stock Units.  A Non-Management Director who makes a Deferral Election in accordance with Section 14.3 shall receive all or part (as he or she elects) of his or her Director Fees in the form of a number of Restricted Stock Units equal to the quotient of the amount of Director Fees to be paid in the form of Restricted Stock Units divided by the Fair Market Value of a Share at the close of business on the date such Director Fees would otherwise be paid in cash.

28

14.3      Deferral Elections.  To the extent permitted by the Committee from time to time, each member of the Board who is a Non-Management Director may make an election (“Deferral Election”) to be paid any or all of the following (“Deferrable Amounts”) in the form of Restricted Stock Units in lieu of cash or Shares, as applicable: (a) Director Annual Grants as provided in Section 14.1; or (b) Director Fees as provided in 14.2(a).

    (a)        Timing of Deferral Elections.  An initial Deferral Election must be filed with the Human Resources Department of the Company no later than December 31 of the year preceding the calendar year in which the Deferrable Amounts to which the Deferral Election applies would otherwise be paid or delivered, subject to such restrictions and advance filing requirements as the Company may impose; provided that any newly elected or appointed Non-Management Director may file a Deferral Election not later than 30 days after the date such person first becomes a Non-Management Director. A Deferral Election shall be irrevocable as of the filing deadline and shall only apply with respect to Deferrable Amounts otherwise payable after the filing of such election. Each Deferral Election (including a deferral election filed under The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan that was in effect on the date stockholders approved this Plan) shall remain in effect with respect to subsequently earned Deferrable Amounts unless the Non-Management Director revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only and shall in no event apply with respect to compensation earned in the calendar year in which the revocation or change is made.

    (b)        Content of Deferral Elections.  A Deferral Election must specify the following:

(i)    (A) The number of shares (including shares subject to Restricted Stock Units granted under Section 14.1(a) or Section 14.1(b)) subject to the Director Annual Grant to be deferred and paid in Restricted Stock Units under this Section 14.3 and/or (B) the dollar amount of Director Fees to be deferred and paid in Restricted Stock Units under this Section 14.3, as applicable; and

(ii)    the date such Restricted Stock Units shall be paid (subject to such Period of Restriction and other limitations as may be specified by counsel to the Company).

    (c)        Deferral Account.  The Company shall establish an account (“Deferral Account”) on its books for each Non-Management Director who makes a Deferral Election. A number of Restricted Stock Units (determined in the case of a Deferrable Amount otherwise payable in cash by dividing the amount of cash to be deferred by the Fair Market Value of a Share at the close of business on the date such cash would otherwise be paid) shall be credited to the Non-Management Director’s Deferral Account as of each date a Deferrable Amount subject to a Deferral Election would otherwise be paid. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded unsecured obligation of the Company.

    (d)        Settlement of Deferral Accounts.  The Company shall settle a Non-Management Director’s Deferral Account by delivering to the holder thereof (which may be the Non-Management Director or his or her beneficiary) a number of Shares equal to the number of Restricted Stock Units then credited to such Deferral Account (or a specified portion in the event of any partial settlement); provided that if less than the value of a whole Share remains in the Deferral Account at the time of any such distribution, the number of Shares distributed shall be rounded up to the next higher whole number of Shares if the fractional portion of a Share remaining is equal to or in excess of one-half Share, and otherwise shall be rounded down to the next lower whole number of Shares. Such settlement shall be made at the time or times specified in the applicable Deferral Election.

14.4      Insufficient Number of Shares.  If at any date insufficient Shares are available under the Plan for the automatic grant of Director Annual Grants, or the delivery of Shares in lieu of cash payment of Director Fees, or crediting Restricted Stock Units pursuant to a Deferral Election, (a) Director Annual Grants under Section 14.1

29

automatically shall be granted proportionately to each Non-Management Director eligible for such a grant to the extent Shares are then available (provided that no Director Annual Grant shall be granted with respect to a fractional number of Shares), and (b) then, if any Shares remain available, Director Fees elected to be received in Shares shall be paid in the form of Shares or Restricted Stock Units proportionately among Non-Management Directors then eligible to participate to the extent Shares are then available and otherwise in the form of cash.

14.5      Non-Forfeitability.  The interest of each Non-Management Director in Director Annual Grants granted or delivered under the Plan at all times shall be non-forfeitable, except to the extent the Board provides otherwise.

14.6      No Duplicate Payments.  No payments or Awards shall be made or granted under this Plan with respect to any services as a Non-Management Director if a payment or award has been or will be made for the same services under The Williams Companies, Inc. 1996 Stock Plan for Non Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time.

30

Article 15. - Amendment, Modification, and Termination

15.1      Amendment, Modification, and Termination.  Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any securities exchange or other form of securities market on which the Shares may then be listed or quoted, (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval and (c) no amendment or alteration of Section 6.3 or Section 10.5 (except to correct a scrivener’s error) shall be made without the approval of the Company’s stockholders.

15.2      Awards Previously Granted.  Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan, other than amendments or modifications required by applicable law, shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award; provided that at any time prior to a Change in Control, Article 13 may be removed, amended or modified in a manner that adversely affects Awards previously granted under the Plan, without the consent of any Grantee.

31

Article 16. - Withholding

16.1      Mandatory Tax Withholding

    (a)        Whenever, under the Plan, (i) Shares are to be delivered upon payment of an Award, (ii) Shares of Restricted Stock become nonforfeitable, (iii) a cash payment is made for any Award, or (iv) any other payment event occurs with respect to rights and benefits hereunder, the Company or any Affiliate shall be entitled to require (A) that the Grantee remit an amount in cash or in Shares (valued at their Fair Market Value on the date the withholding obligation arises) sufficient to satisfy all of the employer’s federal, state, and local tax withholding requirements related thereto but no more than the minimum amount necessary to satisfy such amounts (“Required Withholding”), (B) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares valued at their Fair Market Value at the date the withholding obligation arises, or from any other payment due to the Grantee under the Plan or otherwise or (C) any combination of the foregoing.

    (b)        If any Grantee makes an election under Section 83(b) of the Code, the Company or any Affiliate shall be entitled to require (i) that the Grantee remit an amount in cash or in Shares (valued at their Fair Market Value on the date the withholding obligation arises) sufficient to satisfy the resulting Required Withholding, (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or otherwise or (iii) any combination of the foregoing.

16.2     Notification under Code Section 83(b).  If any Grantee makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

32

Article 17. - Additional Provisions

17.1      Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

17.2      Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.3      Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

17.4      Securities Law Compliance.

    (a)        If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or other form of securities market upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or other form of securities market upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state or foreign securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

    (b)        If the Committee determines that the exercise, nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any securities exchange or other form of securities market on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.5      No Rights as a Stockholder.  No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Shares of Restricted Stock) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Shares of Restricted Stock, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Shares of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Shares of Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Committee may in its discretion provide for payment or crediting of interest on deferred cash dividends.

33

17.6      Nature of Payments.  Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

17.7      Non-Exclusivity of Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Management Directors as it may deem desirable.

17.8      Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

17.9      Share Certificates.  Any certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any foreign securities laws, rules and regulations thereunder, and the rules of any national securities exchange or other form of securities market on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

17.10    Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

17.11    Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment at any time, for any reason or no reason, or shall confer upon any Grantee the right to continue in the employ or as an officer of the Company or any Affiliate.

17.12    Participation.  No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

17.13    Military Service.  Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994 to the extent required by law or as determined by the Committee.

17.14    Construction; Gender and Number.  The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

34

17.15    Headings.  The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.16    Obligations.  Unless otherwise specified in an Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

17.17    No Right to Continue as Director.  Nothing in the Plan or any Award Agreement shall confer upon any Non-Management Director the right to continue to serve as a director of the Company.

17.18    Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Committee, any Awards under the Plan satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income taxes, thereunder. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Grantee to become subject to Section 409A, unless the Committee expressly determines otherwise, such grant of Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award Agreement will be amended or deemed modified in as close a manner as possible to give effect to the original terms of the Award, or, only if necessary because a modification or deemed modification would not be reasonably effective in avoiding the additional income tax under Section 409A(a)(1)(B) of the Code, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Committee without the consent of or notice to the Grantee. Notwithstanding the foregoing, with respect to any Award intended by the Committee to be exempt from the requirements of Section 409A which is to be paid out when vested, such payment shall be made as soon as administratively feasible after the Award becomes vested, but in no event shall such payment be made later than 2-1/2 months after the end of the calendar year in which the Award became vested unless (a) deferred pursuant to Section 5.8 or 14.3 or (b) otherwise permitted under the exemption provisions of Section 409A.

17.19    Recoupment Policy.  Subject to the terms and conditions of the Plan, the Committee may provide that any Grantee and/or any Award, including any Shares subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

END OF DOCUMENT

35

APPENDIX B

The Williams Companies, Inc.

AMENDED AND RESTATED 2007 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated 2007 Employee Stock Purchase Plan of The Williams Companies, Inc.

1.        Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.        Definitions.

   (a)        “Board” means the Board of Directors of the Company.

   (b)        “Code” means the Internal Revenue Code of 1986, as amended.

   (c)        “Common Stock” means the Common Stock of the Company.

   (d)        “Company” means The Williams Companies, Inc., a Delaware corporation.

   (e)        “Compensation” means the salary and wages paid to an Employee by the Company or a Designated Subsidiary including any pre-tax contributions (as defined under The Williams Investment Plus Plan), base pay, short term disability paid by the Company or any Designated Subsidiary, bonuses (unless specifically excluded under a written bonus arrangement), if any, when paid, overtime, commissions, and salary reduction amounts contributed to any cafeteria plan, flexible benefit plan, or qualified transportation plan established by the Company or any Designated Subsidiary in accordance with Code Section 125 and related sections of the Code, but excluding severance pay, cost of living pay, housing pay, relocation pay (including mortgage interest differential), other taxable fringe benefits and other extraordinary compensation, all as determined by the Compensation Committee in its sole discretion.

   (f)        “Compensation Committee” means the committee of the Board designated as the Compensation Committee.

   (g)        “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Compensation Committee, provided that any such military, sick, or other leave of absence is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

   (h)        “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

   (i)        “Corporate Transaction” means a merger, consolidation, acquisition of property or stock, a separation, reorganization, or liquidation of the Company and such other corporate events as are described in Section 424 of the Code and the Treasury regulations promulgated thereunder.

   (j)        “Designated Subsidiaries” means the Subsidiaries that have been designated to participate as listed on Appendix A and such other Subsidiaries that may be designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Plan.

   (k)        “Employee” means any person, who is an employee of the Company or its Designated Subsidiaries within the meaning of Section 3401(c) of the Code and the Treasury regulations promulgated thereunder and who is customarily employed by the Company or one of its Designated Subsidiaries, but in all cases excluding any such employee of the Company or its Designated Subsidiaries who is a highly compensated employee within the meaning of Section 414(q) of the Code and who holds a position that has been classified as an executive position by the Company’s executive compensation department.

   (l)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

   (m)        “Offering Date” means the first business day of each Offering Period of the Plan.

   (n)        “Offering Period” means a period of six (6) months commencing on January 1 and July 1 of each year.

   (o)        “Plan” means The Williams Companies, Inc. Amended and Restated 2007 Employee Stock Purchase Plan.

   (p)        “Purchase Date” means the last day of each Offering Period of the Plan.

   (q)        “Purchase Price” means with respect to an Offering Period, an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower.

   (r)        “Share” means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

  (s)        “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. In addition, to the maximum extent permitted by Section 423 of the Code, disregarded entities which are owned by a corporation which meets the requirements of the preceding sentence shall be ignored (and Employees, if any, of the disregarded entities shall be considered employed by the corporation that owns such entity). In all cases the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3.        Eligibility.

   (a)        Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

   (b)        Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

   (c)        Under the situations detailed in Section 3(a) and 3(b), to the extent necessary to comply, a participant’s Contributions credited to his or her account may be returned to him or her and his or her option(s) may be terminated.

4.        Offering Periods. The Plan shall be implemented by a series of Offering Periods of six (6) months’ duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Compensation Committee). The Plan shall continue until terminated in accordance with Section 19 hereof. The Compensation Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected; provided however any such change shall comply with Section 423(b) of the Code.

5.        Participation.

   (a)        An eligible Employee may become a participant in the Plan by completing required documents (“Enrollment Documents”) and submitting them to the stock brokerage or other financial services firm designated by the Company (“Designated Broker”) as required prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Compensation Committee for all eligible Employees with respect to a given Offering Period; provided however, that notwithstanding anything to the contrary, such later time for submission shall not be after the beginning of the Offering Period. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the dollar amount of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

   (b)        Payroll deductions shall commence on the first full payroll paid following the Offering Date and shall end in the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, subject to Section 10.

6.        Method of Payment of Contributions.

   (a)        Subject to the limitations set forth in Section 3(b), a participant shall elect at the time and manner prescribed by the Designated Broker to have payroll deductions made on each payday during the Offering Period in an dollar amount of not less than $10.00 but not to exceed $576 per payday (or such greater amount as the Compensation Committee may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Offering Period; provided further that once such election has been made and the Offering Period begins, the participant may not increase such election amount during such Offering Period and may decrease such election amount only as detailed in Section 6(b) or elsewhere in this Plan. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Further, the maximum payroll deductions that a participant may elect per Offering Period shall not exceed $7,500 and the maximum payroll deductions that a participant may elect for any calendar year shall not exceed $15,000 (or, subject to the limitations set forth in Section 3(b), such greater amount as the Compensation Committee may establish from time to time before an Offering Date). Finally, subject to the preceding sentence and to the limitations set forth in Section 3(b), a participant (i) who has elected to participate in the Plan pursuant to this Section 6(a) for an Offering Period and (ii) who takes no action to change or revoke such election, for the next following Offering Period and/or for any subsequent Offering Period prior to the Offering Date for any such respective Offering Period shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Offering Periods as was in effect immediately prior to such respective Offering Date; provided further that any participant who has elected to participate in the Plan for the first Offering Period who takes no action to change or revoke such election, for the next following Offering Period and/or for any subsequent Offering Period prior to the Offering Date for any such respective Offering Period shall be deemed to have made the same payroll deduction authorization for such next following and/or subsequent Offering Periods as was in effect immediately prior to such respective Offering Date.

   (b)        A participant may not discontinue his or her participation in the Plan except as provided in Section 10; provided, however, that, a participant may reduce his or her payroll deduction to zero during an Offering Period by completing and filing with the Designated Broker the required documents authorizing such a change in the payroll deduction rate if the documents are completed at least ten (10) days prior to the Purchase

Date. Such change to zero will apply for the whole Offering Period and will be irrevocable with respect to the Option Period. A participant’s Contributions prior to the processing of the change in his or her payroll deduction rate to zero will be paid to such participant, and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares shall be made during the Offering Period. Such a participant will be required to actively make a new election for the next Offering Period that he or she chooses to participate in.

   (c)        Notwithstanding the foregoing, solely to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to any amount below the elected dollar amount including a decrease to $0. Payroll deductions shall re-commence at the rate provided in such participant’s Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated as provided in Section 10.

7.        Grant of Option.

   (a)        On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Offering Period shall be 750 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

   (b)        The fair market value of the Company’s Common Stock on a given date (the “Fair Market Value”) shall be the closing sales price on the New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. In the event the Company’s Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Compensation Committee in such manner as it deems appropriate.

8.        Exercise of Option. Subject to Section 10, a participant’s option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the greatest number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Fractional Shares up to three decimal places shall be issued, as necessary; provided that any excess Contributions in a participant’s account that cannot purchase a fractional Share up to three decimal points may be returned to such participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9.        Holding Period and Delivery. As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan may be returned to the participant. The Compensation Committee may require that Shares be retained with the Designated Broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. Subject to the holding period described in the following sentence, a participant may, at any time, direct the Designated Broker to sell his or her Shares and deliver to the participant the proceeds therefrom, less applicable expenses. Notwithstanding any other provision of the Plan to the contrary, all Shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until one year after the Purchase Date.

10.        Withdrawal; Termination of Employment.

     (a)        A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan as detailed in Section 6(b).

     (b)        Upon termination of the participant’s status as an eligible Employee and/or Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

     (c)        In the event an Employee fails to remain in Continuous Status as an Employee of the Company during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

     (d)        An Employee’s withdrawal from an offering (other than under Section 10(b)) will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

11.        Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.        Stock.

     (a)        Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be three million six hundred thousand Shares. If the Compensation Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (1) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of shares available for sale under the Plan on such Purchase Date, the Compensation Committee may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

     (b)        The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

13.        Administration. The Compensation Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee delegates the routine day-to-day administration of the Plan (including the selection of a Designated Broker for the Plan) to the Vice President of Human Resources.

14.        Designation of Beneficiary.

     (a)        A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and manner prescribed by the Designated Broker.

     (b)        Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, on behalf of such estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the applicable heirs at law.

15.        Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.        Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.        Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18.        Adjustments Upon Changes in Capitalization; Corporate Transactions.

     (a)        Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 12(a) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a spin-off, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

     (b)        Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the

Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, subject to Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

19.        Amendment or Termination.

     (a)        The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     (b)        Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Compensation Committee shall be entitled to change the Offering Periods (solely prior to the commencement of the affected Offering Periods), limit the frequency and/or number of changes in the amount withheld during an Offering Period (solely prior to the commencement of the affected Offering Periods), establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other procedures as the Compensation Committee determines in its sole discretion advisable that are consistent with the Plan.

20.        Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.        Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.        Term of Plan; Effective Date. The Plan became effective upon approval by the Company’s stockholders with the first offering period beginning October 1, 2007. The Plan was amended and restated effective May 22, 2014. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23.        Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.        Not a Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Designated Subsidiaries and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Designated Subsidiaries to purchase Common Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company or any of the Designated Subsidiaries shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any of the Designated Subsidiaries or to restrict the right of the Company or any of the Designated Subsidiaries to discharge any person at any time, nor shall the Plan be deemed to give the Company or any of the Designated Subsidiaries the right to require any person to remain in the employ of the Company or any of the Designated Subsidiaries or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

25.        Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related Treasury regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section shall take precedence over all other provisions of the Plan.

APPENDIX A DESIGNATED SUBSIDIARIES

Williams WPC-I, LLC

The Williams Companies, Inc.

Annual Meeting of Stockholders

May 22, 2014

2:00 p.m. Central Time

One Williams Center

Tulsa, Oklahoma 74172

PLEASE SEE THE REVERSE SIDE

FOR VOTING INSTRUCTIONS.

You can vote by telephone or Internet

24 hours a day, 7 days a week.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Alan S. Armstrong	☐	☐	☐	02 - Joseph R. Cleveland	☐	☐	☐	03 - Kathleen B. Cooper	☐	☐	☐

	04 - John A. Hagg	☐	☐	☐	05 - Juanita H. Hinshaw	☐	☐	☐	06 - Ralph Izzo	☐	☐	☐

	07 - Frank T. MacInnis	☐	☐	☐	08 - Eric W. Mandelblatt	☐	☐	☐	09 - Steven W. Nance	☐	☐	☐

	10 - Murray D. Smith	☐	☐	☐	11 - Janice D. Stoney	☐	☐	☐	12 - Laura A. Sugg	☐	☐	☐

The Board of Directors recommends a vote “FOR” proposals 2, 3, 4 and 5.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of the amendment to The Williams Companies, Inc. 2007 Incentive Plan.	☐	☐	☐	3.	Approval of the amendment to The Williams Companies, Inc. 2007 Employee Stock Purchase Plan.	☐	☐	☐

4.	Ratification of Ernst & Young LLP as auditors for 2014.	☐	☐	☐	5.	Approval, by nonbinding advisory vote, of the Company’s executive compensation.	☐	☐	☐

6.	To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signer hereby revokes all proxies previously given by the signer to vote at said Annual Meeting or any adjournments thereof. Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — The Williams Companies, Inc.

Proxy Solicited on Behalf of the Board of Directors of Williams for the Annual Meeting of Stockholders on May 22, 2014.

The undersigned stockholder of The Williams Companies, Inc. (“Williams”) hereby appoints ALAN S. ARMSTRONG, DONALD R. CHAPPEL and CRAIG L. RAINEY, jointly and severally with full power of substitution, as proxies to represent and to vote all of the shares of Williams’ Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Williams to be held on the 22nd day of May, 2014, and at any and all adjournments thereof, on all matters coming before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS INDICATED. IF NO VOTING DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE OTHER MATTERS REFERENCED ON THE REVERSE SIDE HEREOF.

Voting Instructions

Votes by telephone or Internet must be received by 1:00 a.m. Central Time, on May 22, 2014.

To Vote by Internet	To Vote by Telephone	To Vote by Mail
• Go to the following web site: WWW.ENVISIONREPORTS.COM/WMB • Follow the steps outlined on the secured website.	• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. • Follow the instructions provided by the recorded message.	• Mark, sign and date the proxy card. • Return the proxy card in the postage-paid envelope provided. • If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

To participants in The Williams Investment Plus Plan: This proxy/voting instruction card constitutes your voting instructions to the Trustee(s) of such Plan. Non-voted shares will be voted in the same proportion on each issue as the Trustees votes those shares for which it receives voting instructions from Participants. Your instructions must be completed prior to Monday, May 19, 2014 at 1:00 a.m. Central Time.

THANK YOU FOR VOTING